EXHIBIT 10.(l)

                CONSENT AND FOURTH AMENDMENT TO CREDIT AGREEMENT
                ------------------------------------------------

                CONSENT AND FOURTH AMENDMENT, dated as of July 30, 2002 (this "Consent"), to the Credit Agreement referred to below among AGWAY, INC., a
 -------
Delaware corporation, FEED COMMODITIES INTERNATIONAL LLC, a Delaware limited liability company, BRUBAKER AGRONOMIC CONSULTING SERVICE LLC, a Delaware limited liability company, AGWAY GENERAL AGENCY, INC., a New York corporation, COUNTRY BEST ADAMS, LLC, a Delaware limited liability company, COUNTRY BEST-DEBERRY LLC, a Delaware limited liability company, AGWAY ENERGY PRODUCTS LLC, a Delaware limited liability company, AGWAY ENERGY SERVICES-PA, INC., a Delaware corporation, and AGWAY ENERGY SERVICES, INC., a Delaware corporation, as Borrowers (the "Borrowers"), THE OTHER CREDIT PARTIES SIGNATORY THERETO (the
                 ---------
"Credit  Parties"),  THE  LENDERS  SIGNATORY  THERETO  FROM  TIME TO  TIME  (the
 ---------------
"Lenders"), and GENERAL ELECTRIC CAPITAL CORPORATION, as Agent ("Agent") and as
 -------                                                         -----
a Lender.

                               W I T N E S S E T H
                               - - - - - - - - - -

                WHEREAS, Borrowers, the Credit Parties, the Lenders and Agent are parties to that certain Credit Agreement, dated as of March 28, 2001 (including all annexes, exhibits and schedules thereto, and as amended, supplemented or otherwise modified from time to time, the "Credit Agreement");
                                                            ----------------

                WHEREAS, Agway, Inc. has entered into a Stock Purchase Agreement with United Farm Family Mutual Insurance Company dated as of June 14, 2002 in the form annexed hereto as Exhibit A (the "Stock Purchase Agreement")
                                                 ------------------------------
whereby Agway, Inc. is, among other things, selling shares of capital stock of Agway Insurance Company;

                WHEREAS, the Agent and Lenders have agreed to consent to the sale of certain Collateral and the amendment of the Credit Agreement, in the manner, and on the terms and conditions, provided for herein;

                NOW THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                1.  Definitions.  Capitalized terms not otherwise defined herein
                    -----------
shall have the meanings ascribed to them in the  Credit  Agreement  or  Annex  A
                                                                        --------
thereto.

                2. Consent.  As of the Consent  Effective  Date (as  hereinafter
                   ------
defined), Agent and Lenders hereby consent to (i) the sale by Agway, Inc. of the "Purchased Shares", as such term is defined in Section 1.1 of the Stock Purchase Agreement and (ii) the sale by Agway, Inc. or Related Persons (as defined in the Stock Purchase Agreement) of Agway, Inc. of the "Agway, Inc. Assets," as such term is defined in Section 1.1 of the Stock Purchase Agreement, provided that (i) the "Agway, Inc. Assets" shall not be transferred or
--------
conveyed to Agway Insurance Company until Closing (as defined in the Stock Purchase Agreement); and (ii) the aggregate net proceeds from the sale shall be applied to prepay the Loans pursuant to Section 1.3(b)(ii) of the Credit
                                               ------------------
Agreement.

               3.  Amendments.
                   ----------

                   (a) Annex A of the Credit Agreement is hereby  amended  as of
                       -------
the Consent Effective Date by:

                   (i) deleting the definition of "Commitments" and inserting in lieu thereof:

               "`Commitments'"  means (a) as to any  Lender,  the  aggregate  of
                 ------------
               such Lender's Revolving Loan Commitment (including without duplication the Swing Line Lender's Swing Line Commitment as a subset of its Revolving Loan Commitment) as set forth on Annex J
                                                                         -------
               to the Agreement or in the most recent Assignment Agreement executed by such Lender and (b) as to all Lenders, the aggregate of all Lenders' Revolving Loan Commitments (including without duplication the Swing Line Lender's Swing Line Commitment as a subset of its Revolving Loan Commitment), which aggregate commitment shall be One Hundred Twenty-Five Million Dollars ($125,000,000) on the Consent Effective Date (as defined in the Consent and Fourth Amendment to Credit Agreement dated as of July 30, 2002), as to each of clauses (a) and (b), as such Commitments may be reduced, amortized or adjusted from time to time in accordance with the Agreement."


                   (ii) deleting the definition of "Revolving Loan Commitment" and inserting in lieu thereof:

               "'Revolving Loan Commitment' means (a)  as  to  any  Lender,  the
                ---------------------------
               aggregate commitment of such Lender to make Revolving Credit Advances or incur Letter of Credit Obligations as set forth on Annex J to the Agreement or in the most recent Assignment
               --------
               Agreement executed by such Lender and (b) as to all Lenders, the aggregate commitment of all Lenders to make Revolving Credit

               Advances or incur Letter of Credit Obligations, which aggregate commitment shall be One Hundred Twenty- Five Million Dollars ($125,000,000) on the Consent Effective Date (as defined in the Consent and Fourth Amendment to Credit Agreement dated as of July 30, 2002), as such amount may be adjusted, if at all, from time to time in accordance with the Agreement."

                    (b) Annex J of the Credit Agreement is hereby amended as  of
                        -------
the Consent Effective Date by deleting such Annex in its entirety and replacing it with a new Annex J attached hereto as Exhibit B.
                -------                    ---------

                    (c) Section 1.1(a)(iii) of the Credit  Agreement  is  hereby
                        -------------------
ammended as of the Consent Effective Date by deleting the last sentence of  such section  in its entirety and inserting in lieu thereof the following:

               "Except as otherwise  provided in Section 1.11(b),  the authority
                                                 ---------------
               of Agent to make Overadvances is limited to an aggregate amount not to exceed One Million Dollars ($1,000,000) at any time, shall not cause the aggregate Revolving Loan to exceed the Maximum Amount, and may be revoked prospectively by a written notice to Agent signed by Revolving Lenders holding more than 50% of the Revolving Loan Commitments."

                    (d) Annex G of the Credit Agreement is hereby  amended as of
                        -------
the Consent Effective Date by deleting section (h) thereunder in its entirety and inserting in lieu thereof the following new section (h) to read as follows:

                   "(h)   Minimum Excess Availability.   Borrowers   and   their
                          ----------------------------
               Subsidiaries (excluding all Telmark Entities, Agway Insurance Company and all of their respective Subsidiaries) at all times shall have Borrowing Availability, after giving effect to Eligible Accounts, Eligible Deferred Accounts and Eligible Inventory of Borrowers supporting Revolving Credit Advances and all Letter of Credit Obligations (on a pro forma basis, with trade payables being paid in the ordinary course, and expenses and liabilities being paid in the ordinary course of business and without acceleration of sales) of at least Ten Million Dollars ($10,000,000), provided however, upon closing and consummation of
                              -------- -------
               the Stock Purchase Agreement between Agway, Inc. and United Farm Family Mutual Insurance Company, dated June 14, 2002 and if a Default or Event of Default has occurred and is continuing, such

               Borrowing Availability shall be at least Fifteen Million Dollars ($15,000,000)."

                4. Representations and Warranties.  To induce Agent and Lenders
                   ------------------------------
to enter into this Consent, Borrowers hereby represent and warrent that:


                  (a) The execution, delivery and performance by Borrowers of this Consent (i) are within Borrowers' respective corporate powers, (ii) has been duly authorized by all necessary corporate and shareholder action, and
(iii) is not in contravention of any provision of any Borrower's charter or bylaws or equivalent organizational documents.

                  (b) This Consent has been duly executed and delivered by or on behalf of Borrowers.

                  (c) The  Consent  constitutes  a  legal,   valid  and  binding
obligation of Borrowers, enforceable against each of them in accordance with its terms.

                  (d) Except for those expressly waived pursuant to the First Amendment and Waiver to Credit Agreement dated as of September 14, 2001, the Second Amendment and Waiver to Credit Agreement dated as of January 31, 2002, the Third Amendment and Waiver to Credit Agreement dated as of April 3, 2002, and the Waiver under Credit Agreement dated as of May 13, 2002, no Default or Event of Default has occurred and is continuing after giving effect to this Consent.

                  (e) No action, claim or proceeding is now pending or, to the knowledge of Borrowers, threatened against Borrowers, at law, in equity or otherwise, before any court, board, commission, agency or instrumentality of any federal, state, or local government or of any agency or subdivision thereof, or before any arbitrator or panel of arbitrators, which challenges Borrowers' right, power, or competence to enter into this Consent or, to the extent applicable, perform any of their obligations under this Consent, the Credit Agreement or any other Loan Document, or the validity or enforceability of this Consent, the Credit Agreement or any other Loan Document or an action taken under this Consent, the Credit Agreement or any other Loan Document or except for items on Disclosure Schedule (3.13) or notifications sent to Agent since the
             --------------------------
Closing Date, which if determined adversely, is reasonably likely to have or result in a Material Adverse Effect after giving effect to this Consent. Except for items on Disclosure Schedule (3.13) or notifications sent to Agent since the
             --------------------------
Closing Date, to the knowledge of Borrowers, there does not exist a state of facts which is reasonably likely to give rise to such proceedings.

                  (f) The representations and warranties of the Borrowers contained in the Credit Agreement and each other Loan Document shall be true and correct on and as of the Consent Effective Date (as hereinafter defined) with the same effect as if such representations and warranties had been made on and as of such date, except that any such representation or warranty which is expressly made only as of a specified dated need be true only as of such date.

                5. No Other Consents/Waivers.  Except  as   expressly   provided
                   -------------------------
herein, (i) the Credit Agreement shall be unmodified and shall continue to be in full force and effect in accordance with its terms and (ii) this Consent shall not be deemed a waiver of any term or condition of any Loan Document and shall not be deemed to prejudice any right or rights which the Agent or any Lender may now have or may have in the future under or in connection with any Loan Document or any of the instruments or agreements referred to therein, as the same may be amended from time to time. Except as otherwise provided for herein, nothing set forth herein shall be deemed to be a consent by Agent or Lenders with respect to any sale or other disposition by Borrowers of any assets.

                6. Outstanding Indebtedness; Waiver of Claims. Each of Borrowers
                   ------------------------------------------
and other Credit Parties hereby acknowledges and agrees that as of July 30, 2002 the aggregate outstanding principal amount of the Revolving Loan is $47,276,378.81 and that such principal amount is payable pursuant to the Credit Agreement without defense, offset, withholding, counterclaim or deduction of any kind. Borrowers and each other Credit Party hereby waives, releases, remises and forever discharges Agent, Lenders and each other Indemnified Person from any and all claims, suits, actions, investigations, proceedings or demands arising out of or in connection with the Credit Agreement (collectively, "Claims"), whether based in contract, tort, implied or express warranty, strict liability, criminal or civil statute or common law of any kind or character, known or unknown, which any Borrower or any other Credit Party ever had, now has or might hereafter have against Agent or Lenders which relates, directly or indirectly, to any acts or omissions of Agent, Lenders or any other Indemnified Person on or prior to the Consent Effective Date (as hereinafter defined), provided, that no Borrower nor any other Credit Party waives any Claim solely to
--------
the extent such Claim relates to the Agent's or any Lender's gross negligence or willful misconduct.

                7. Expenses.  Borrowers  hereby   reconfirm  their   obligations
                   --------
pursuant  to Sections  1.9 and 11.3 of the Credit Agreement to pay and reimburse
             -------------     ----
Agent and the Lenders for all reasonable costs and expenses (including, without limitation, reasonable fees of counsel) incurred in connection with the negotiation, preparation, execution and delivery of this Consent and all other documents and instruments delivered in connection herewith.

                8. Effectiveness.   This  Consent  shall  become effective as of
                   -------------
July 30, 2002 (the "Consent Effective Date") only upon satisfaction in full in the judgment of Agent of each of the following conditions:

                  (a) Consent. Agent shall have received six (6) original copies
                      -------
of this Consent duly executed and delivered by Agent, the Requisite Lenders and Borrowers.

                  (b) Payment of Expenses. Borrowers shall have  paid  to  Agent
                      -------------------
all costs, fees and expenses owing in connection with this Consent and the other Loan Documents and due to Agent (including, without limitation, reasonable legal fees and expenses).

                  (c) Stock Purchase Agreement. The Agent shall have received  a
                      ------------------------
true and complete copy of the StockPurchase Agreement, substantially in the form of Exhibit A hereto, duly authorized and executed together with all schedules, exhibits, amendments, supplements, modifications, assignments and all other documents delivered pursuant thereto or in connection therewith.

                  (d) Representations and Warranties.  The  representations  and
                      ------------------------------
warranties of or on behalf of the Borrowers in this Consent shall be true and correct on and as of the Consent Effective Date.

                9. GOVERNING LAW.  THIS   CONSENT  SHALL  BE  GOVERNED  BY,  AND
                   -------------
INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

               10. Counterparts.  This  Consent  may  be executed by the parties
                   ------------
hereto on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

                            (SIGNATURE PAGE FOLLOWS)

                  IN WITNESS WHEREOF,   the  parties  hereto  have  caused  this
Consent to be duly executed and delivered as of the day and year first above written.

                          BORROWERS


                          AGWAY, INC.
                          FEED COMMODITIES INTERNATIONAL LLC
                          BRUBAKER AGRONOMIC CONSULTING SERVICE LLC
                          COUNTRY BEST-DEBERRY LLC
                          AGWAY ENERGY PRODUCTS LLC
                          AGWAY ENERGY SERVICES-PA, INC.
                          AGWAY ENERGY SERVICES, INC.
                          COUNTRY BEST ADAMS, LLC


                          By:       /s/ Karen J. Ohliger
                                    --------------------------------------------
                          Name:         Karen J. Ohliger
                                    --------------------------------------------
                          Title:        Treasurer
                                    --------------------------------------------


                          AGWAY GENERAL AGENCY, INC.

                          By:       /s/ Karen J. Ohliger
                                    --------------------------------------------
                          Name:         Karen J. Ohliger
                                    --------------------------------------------
                          Title:        Asst. Treasurer
                                    --------------------------------------------


                          LENDERS


                          COBANK, ACB

                          By:         /s/  K. E. Hide
                                    --------------------------------------------
                          Name:         K. E. Hide
                                    --------------------------------------------
                          Title:        Vice President
                                    --------------------------------------------

                          COOPERATIEVE CENTRALE RAIFFEISEN-BOERENLEEN BANK B.A.,
                         "Rabobank Nederland" New York Branch


                          By:       /s/ Floyd Smith       /s/ Edward J. Peyser
                                    --------------------------------------------
                          Name:         Floyd Smith           Edward J. Peyser
                                    --------------------------------------------
                          Title:        Vice-President        Managing Director
                                    --------------------------------------------


                          GMAC BUSINESS CREDIT, LLC


                          By:       /s/ Charles D. Stephenson
                                    --------------------------------------------
                          Name:         Charles D. Stephenson
                                    --------------------------------------------
                          Title:        SVP
                                    --------------------------------------------


                          GENERAL ELECTRIC CAPITAL
                           CORPORATION, as Agent and Lender


                          By:       /s/ Pieter H. Smit
                                    --------------------------------------------
                          Name:         Pieter H. Smit
                                    --------------------------------------------
                          Title:    Its Duty Authorized Signatory

                                    EXHIBIT A
                                       TO
                                     CONSENT

           See attached Stock Purchase Agreement dated June 14, 2002.

                                                                       EXHIBIT B
                                                                       ---------



                 ANNEX J (from Annex A - Commitments definition)
                               --------------------------------
                                       to
                                CREDIT AGREEMENT
                                ----------------


                                            Lender(s)
                                            ---------
Revolving Loan Commitment
(including a Swing Line Commitment
of $10,000,000)
$53,571,428.57                              General Electric Capital Corporation

Revolving Loan Commitment
$37,142,857.14                              CoBank, ACB

Revolving Loan Commitment
$16,428,571.43                              Cooperatieve  Centrale   Raiffeisen-
                                            Boerenleenbank
                                            B.A., "Rabobank Nederland", New York
                                            Branch
Revolving Loan Commitment
$17,857,142.86                              GMAC Business Credit, LLC

                                  EXHIBIT 10.(m)

                 CONSENT AND FIFTH AMENDMENT TO CREDIT AGREEMENT
                 -----------------------------------------------

                  CONSENT AND FIFTH AMENDMENT, dated as of September 13, 2002 (this "Consent and Amendment"), to the Credit Agreement referred to below among
       ---------------------
AGWAY, INC., a Delaware corporation, FEED COMMODITIES INTERNATIONAL LLC, a Delaware limited liability company, BRUBAKER AGRONOMIC CONSULTING SERVICE LLC, a Delaware limited liability company, AGWAY GENERAL AGENCY, INC., a New York corporation, COUNTRY BEST ADAMS, LLC, a Delaware limited liability company, COUNTRY BEST-DEBERRY LLC, a Delaware limited liability company, AGWAY ENERGY PRODUCTS LLC, a Delaware limited liability company, AGWAY ENERGY SERVICES-PA, INC., a Delaware corporation, and AGWAY ENERGY SERVICES, INC., a Delaware corporation, as Borrowers (the "Borrowers"), THE OTHER CREDIT PARTIES SIGNATORY
                                ---------
THERETO (the "Credit Parties"),  THE LENDERS SIGNATORY THERETO FROM TIME TO TIME
              --------------
(the "Lenders"),  and GENERAL ELECTRIC CAPITAL  CORPORATION,  as Agent ("Agent")
      -------                                                           -------
and as a Lender.

                               W I T N E S S E T H
                               -------------------

                  WHEREAS, Borrowers, the Credit Parties, the Lenders and Agent are parties to that certain Credit Agreement, dated as of March 28, 2001 (including all annexes, exhibits and schedules thereto, and as amended, supplemented or otherwise  modified from time to time, the "Credit  Agreement");
and                                                         ------------------

                  WHEREAS, the Agent and Lenders have agreed to consent to the sale of certain Collateral and the amendment of the Credit Agreement, in the manner, and on the terms and conditions, provided for herein;

                  NOW THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

        1.   Definitions.  Capitalized  terms not otherwise defined herein shall
             -----------
have the meanings ascribed to them in the Credit Agreement or Annex A thereto.
                                                              -------

        2.  Consent.  As of the Consent Effective Date (as hereinafter defined),
            -------
Agent and Lenders hereby consent to the sale by Agway, Inc. of the "Acquired Assets," as such term is defined in Section 1.1 of that certain Asset Purchase Agreement, dated as of September 10, 2002 by and between Agway, Inc., as seller and Cenex Harvest States Cooperatives, as buyer, a copy of which is attached hereto as Exhibit A (the "Asset Purchase Agreement"), provided that the aggregate net proceeds from such sale shall be applied to prepay the Loans pursuant to Section 1.3(b)(ii) of the Credit Agreement. Agent agrees to release its Lien on the Acquired Assets in order to permit Agway, Inc. to effect the sale and shall execute and deliver to Borrowers, at Borrowers' expense, appropriate UCC-3 release statements and other releases as reasonably requested by Borrowers.

        3.       Amendment. Annex G of the Credit Agreement is hereby amended as
                 ---------  -------
of the Consent Effective Date by deleting section (h) thereunder in its entirety and inserting in lieu thereof the following new section (h) to read as follows:

                  "(h)  Minimum   Excess   Availability.   Borrowers  and  their
                        -------------------------------
                  Subsidiaries (excluding all Telmark Entities, Agway Insurance Company and all of their respective Subsidiaries) at all times shall have Borrowing Availability, after giving effect to Eligible Accounts, Eligible Deferred Accounts and Eligible Inventory of Borrowers supporting Revolving Credit Advances and all Letter of Credit Obligations (on a pro forma basis, with trade payables being paid in the ordinary course, and expenses and liabilities being paid in the ordinary course of business and without acceleration of sales) of at least Ten Million Dollars ($10,000,000), provided however, upon closing and consummation of the Asset Purchase Agreement between Agway, Inc. and Cenex Harvest States Cooperatives dated September 10, 2002, such Borrowing Availability shall be at least Twenty Five Million Dollars ($25,000,000)."

        4.       Representations and Warranties.  To induce Agent and Lenders to
                 ------------------------------
enter into this Consent and Amendment, Borrowers hereby represent and warrant that:

                (a) The execution, delivery and performance by Borrowers of this Consent and Amendment (i) are within Borrowers' respective corporate powers, (ii) has been duly authorized by all necessary corporate and shareholder action, and (iii) is not in contravention of any provision of any Borrower's charter or bylaws or equivalent organizational documents.

                (b) This Consent and Amendment has been duly executed and delivered by or on behalf of Borrowers.

                (c) The Consent and Amendment constitutes a legal, valid and binding obligation of Borrowers.

                (d) Except for those expressly waived pursuant to the First Amendment and Waiver to Credit Agreement dated as of September 14, 2001, the Second Amendment and Waiver to Credit Agreement dated as of January 31, 2002, the Third Amendment and Waiver to Credit Agreement dated as of April 3, 2002, and the Waiver under Credit Agreement dated as of May 13, 2002, no Default or Event of Default has occurred and is continuing after giving effect to this

Consent and Amendment.

                (e) No action, claim or proceeding is now pending or, to the knowledge of Borrowers, threatened against Borrowers, at law, in equity or otherwise, before any court, board, commission, agency or instrumentality of any federal, state, or local government or of any agency or subdivision thereof, or before any arbitrator or panel of arbitrators, which challenges Borrowers' right, power, or competence to enter into this Consent and Amendment or, to the extent applicable, perform any of their obligations under this Consent and Amendment, the Credit Agreement or any other Loan Document, or the validity or enforceability of this Consent and Amendment, the Credit Agreement or any other Loan Document or an action taken under this Consent and Amendment, the Credit Agreement or any other Loan Document or except for items on Disclosure Schedule (3.13) or notifications sent to Agent since the Closing Date, which if determined adversely, is reasonably likely to have or result in a Material Adverse Effect after giving effect to this Consent and Amendment. Except for items on Disclosure Schedule (3.13) or notifications sent to Agent since the Closing Date, to the knowledge of Borrowers, there does not exist a state of facts which is reasonably likely to give rise to such proceedings.

                (f) The representations and warranties of the Borrowers contained in the Credit Agreement and each other Loan Document shall be true and correct on and as of the Consent Effective Date (as hereinafter defined) with the same effect as if such representations and warranties had been made on and as of such date, except that any such representation or warranty which is expressly made only as of a specified dated need be true only as of such date.

        5.   No Other  Consents/Waivers. Except as  expressly  provided  herein,
             --------------------------
(i) the Credit Agreement shall be unmodified and shall continue to be in full force and effect in accordance with its terms and (ii) this Consent and Amendment shall not be deemed a waiver of any term or condition of any Loan Document and shall not be deemed to prejudice any right or rights which the Agent or any Lender may now have or may have in the future under or in connection with any Loan Document or any of the instruments or agreements referred to therein, as the same may be amended from time to time. Except as otherwise provided for herein, nothing set forth herein shall be deemed to be a consent by Agent or Lenders with respect to any sale or other disposition by Borrowers of any assets.

        6.   Outstanding  Indebtedness;  Waiver  of  Claims.  Each of  Borrowers
             ----------------------------------------------
and other Credit Parties hereby acknowledges and agrees that as of September 13, 2002, the aggregate outstanding principal amount of the Revolving Loan is $24,549,025.68 and that such principal amount is payable pursuant to the Credit Agreement without defense, offset, withholding, counterclaim or deduction of any kind. Borrowers and each other Credit Party hereby waives, releases, remises and forever discharges Agent, Lenders and each other Indemnified Person from any and all claims, suits, actions, investigations, proceedings or demands arising out of or in connection with the Credit Agreement (collectively, "Claims"), whether based in contract, tort, implied or express warranty, strict liability, criminal or civil statute or common law of any kind or character, known or unknown, which any Borrower or any other Credit Party ever had, now has or might hereafter have against Agent or Lenders which relates, directly or indirectly, to any acts or omissions of Agent, Lenders or any other Indemnified Person on or prior to the Consent Effective Date (as hereinafter defined), provided, that no Borrower nor any other Credit Party waives any Claim solely to the extent such Claim relates to the Agent's or any Lender's gross negligence or willful misconduct.

        7.   Expenses.  Borrowers  hereby  reconfirm their obligations  pursuant
             --------
to Sections 1.9 and 11.3 of the Credit Agreement to pay and reimburse Agent and the Lenders for all reasonable costs and expenses (including, without limitation, reasonable fees of counsel) incurred in connection with the negotiation, preparation, execution and delivery of this Consent and Amendment and all other documents and instruments delivered in connection herewith.

        8    Effectiveness.  This Consent and  Amendment shall become effective
             -------------
as of September 13, 2002 (the "Consent Effective Date") only upon satisfaction in full in the judgment of Agent of each of the following conditions:

             (a)    Consent  and  Amendment.  Agent  shall have received six (6)
                    -----------------------
original copies of this Consent and Amendment duly executed and delivered by Agent, each Lender and Borrowers.

             (b)    Payment of Expenses.  Borrowers shall have paid to Agent all
                    -------------------
costs, fees and expenses owing in connection with this Consent and Amendment and the other Loan Documents and due to Agent (including, without limitation, reasonable legal fees and expenses).

             (c)    Asset Purchase Agreement.  The  Agent  shall have received a
                    ------------------------
true and complete copy of the Asset Purchase Agreement, substantially in the form of Exhibit A hereto, duly authorized and executed together with all schedules, exhibits, amendments, supplements, modifications, assignments and all other documents delivered pursuant thereto or in connection therewith.

             (d)    Representations and Warranties.  The  representations  and
                    ------------------------------
warranties of or on behalf of the Borrowers in this Consent and Amendment shall be true and correct on and as of the Consent Effective Date.

        9.   GOVERNING LAW. THIS CONSENT AND AMENDMENT SHALL BE GOVERNED BY, AND
             -------------
INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

        10.  Counterparts.  This  Consent  and  Amendment may be executed by the
             ------------
parties hereto on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

                            (SIGNATURE PAGE FOLLOWS)

                  IN WITNESS WHEREOF, the parties hereto have caused this Consent and Amendment to be duly executed and delivered as of the day and year first above written.

                          BORROWERS


                          AGWAY, INC.
                          FEED COMMODITIES INTERNATIONAL LLC
                          BRUBAKER AGRONOMIC CONSULTING SERVICE LLC
                          COUNTRY BEST-DEBERRY LLC
                          AGWAY ENERGY PRODUCTS LLC
                          AGWAY ENERGY SERVICES-PA, INC.
                          AGWAY ENERGY SERVICES, INC.
                          COUNTRY BEST ADAMS, LLC
                          AGWAY GENERAL AGENCY, INC.


                          By:         /s/ KAREN J. OHLIGER
                                    --------------------------------------------
                          Name:           Karen J. Ohliger
                                    --------------------------------------------
                          Title:          Treasurer
                                    --------------------------------------------

                          LENDERS


                          COBANK, ACB

                          By:         /s/ KENNETH E. HIDE
                                    --------------------------------------------
                          Name:           Kenneth E. Hide
                                    --------------------------------------------
                          Title:          Vice President
                                    --------------------------------------------


                          COOPERATIEVE CENTRALE RAIFFEISEN-BOERENLEEN BANK B.A., "Rabobank Nederland" New York Branch


                          By:          /s/ W. JEFFREY VOLLACK
                                    --------------------------------------------
                          Name:            W. Jeffrey Vollack
                                    --------------------------------------------
                          Title:           Senior Credit Officer
                                    --------------------------------------------


                          GMAC BUSINESS CREDIT, LLC


                          By:           /s/ KATHLEEN WILLIAMS
                                    --------------------------------------------
                          Name:             Kathleen Williams
                                    --------------------------------------------
                          Title:            First Vice President
                                    --------------------------------------------


                          GENERAL ELECTRIC CAPITAL
                           CORPORATION, as Agent and Lender


                          By:           /s/ JAMES DESANTIS
                                    --------------------------------------------
                          Name:             James DeSantis
                                    --------------------------------------------
                          Title:    Its Duly Authorized Signatory

                                    EXHIBIT A
                                       TO
                              CONSENT AND AMENDMENT

         See attached Asset Purchase Agreement dated September 10, 2002.

                                  EXHIBIT 10.(n)

[For 14 Directors]

                       DIRECTOR DEFERRED PAYMENT AGREEMENT


         AGREEMENT made this      day of                 ,  2001,  between AGWAY
                            -----        ---------------
INC., a Delaware  corporation,  with its  principal  office in DeWitt,  New York
(hereinafter called "AGWAY"), and                   residing at
                                  ----------------
--------------------------------------------------------------------------------
(hereinafter called "Director").

                                    RECITALS:

A.   AGWAY has established a deferred payment program for Directors.

B. Director desires to participate in the program upon the following terms and conditions.

                                   WITNESSETH:

         For good and valuable consideration, the parties, intending to be legally bound, hereby agree as follows:

         1.    Director hereby designates (check one)

                         % of retainer (or $        of retainer) only
               ---  ---                    -------
                         % of per diem and all other payments other than expense
               ---  ---
               reimbursements (or $         of  per  diem and all other payments
                                   --------
               other than expense reimbursements) only
                         % of both  retainer and per diem and all other payments
               ---  ---
               other than expense reimbursements (or $          of both retainer
                                                      ---------
               and per diem)
for the period beginning January 1, 2002 and ending December 31, 2002 be credited to Director's Reserve Account.

         2. AGWAY shall maintain in its accounting records a separate account (herein called "Director's Reserve Account") for each Director electing deferral of any amount under this Agreement and shall credit to the Director's Reserve Account the item or items designated by Director in Section 1 above. The Director's Reserve Account shall also be credited at the close of each calendar quarter with an amount computed by applying the average cost-of-debt percentage as hereinafter defined to the total average accumulated credit of the Director's Reserve Account. "Average cost-of-debt" as used in this Agreement shall mean the average cost to AGWAY of the debt employed by AGWAY during each calendar quarter in the conduct of AGWAY's business, and this average cost-of- debt shall be determined by the Treasurer of AGWAY.

         3. AGWAY and Director hereby agree that payment from the Director's Reserve Account shall begin on the first January 1 or July 1 that follows the 15 month anniversary of the Director's attainment of age fifty-five (55) or the date on which Director's service as Director of AGWAY terminates, whichever is earlier.

This Agreement by the Director shall be irrevocable; provided, however, that at least twelve (12) months prior to January 1 or July 1 described above, the Director may request, by notice in writing to Agway, that the commencement of payments be deferred to a specified January 1 or July 1 date later than that on which commencement was previously scheduled. Whether to approve such a request shall be within the discretion of the Chief Financial Officer of AGWAY, or his/her designee. Approval of such a request shall be in writing. After approval, Director shall have no right to payment at any date earlier than that specified in the written approval. In any event, payments shall commence not later than the January following the calendar year when Director reaches age seventy (70).

AGWAY may impose a thirty (30) day waiting period before the first payment is made.

         4. Payment will be either (a) a lump sum payment of the entire balance in the Director's Reserve Account; or (b) in an amount determined by multiplying the balance in the Director's Reserve Account at the beginning of each calendar year during which a payment is to be made by a fraction, the numerator of which is one (1) and the denominator of which will be the number of years remaining during which the Director's Reserve Account will be paid to Director. The payment election must be made at least twelve (12) months prior to the commencement of payment in writing to the chief financial officer of AGWAY, or his/her designee, to have the payments made:
                          (A) over 3 years;
                          (B) over 5 years;
                          (C) over 10 years;
                          (D) over 15 years; or
                          (E) over 20 years.

If a timely election is not made, the entire balance in Director's Reserve Account will be paid in a single lump sum.

If the initial annual payment computed for the applicable payment period described above would be less than ten thousand dollars ($10,000), then, notwithstanding the prior provisions of this Section, AGWAY may make payment (at the sole discretion of AGWAY) either in one (1) lump sum or in annual installments over the longest period resulting in an initial annual payment of at least ten thousand dollars ($10,000).

         5. Upon furnishing AGWAY with proper evidence of financial hardship, Director may request a withdrawal of all or part of the balance in the

Director's Reserve Account. Whether to approve such a request shall be within the discretion of the Chief Financial Officer of AGWAY, or his/her designee. Approval of such a request shall be in writing.

         6. In the event of Director's death, either before or after the payments to Director have begun, the amount payable, as provided in Section 4 above, shall be paid to the beneficiary or beneficiaries designated by Director in the most recent notice in writing to AGWAY in installments computed in the same manner as if Director was still living. If no beneficiary has been designated, the amount payable, as provided in Section 4 above, shall be paid in installments computed in the same manner as if Director was still living to Director's estate or, at the sole discretion of AGWAY, the remaining balance in the Director's Reserve Account may be paid in a lump sum to Director's estate. In the event that after payments have commenced to the beneficiary or to the beneficiaries designated by Director the sole beneficiary dies or all beneficiaries die, then, any remaining balance in the Director's Reserve Account will be paid in a lump sum to the sole beneficiary's estate or to the beneficiaries' estates. In the absence of clear written instructions to the contrary, a designation of multiple beneficiaries will be deemed to provide for payment to the designated beneficiaries in equal shares, and for the payment to Director's estate of the share of any beneficiary who predeceases Director. In the event of Director's death before the payments to Director have begun, the payments will commence on the January 1 or July 1, next following the date of Director's death.

         7. Director agrees that AGWAY's liability to make any payment as provided in this Agreement shall be contingent upon Director's:

              (a) being available to AGWAY for consultation and advice after termination of service as a director of AGWAY, unless Director is disabled or deceased; and

              (b) retaining unencumbered any interest or benefit under this Agreement.

                  If Director fails to fulfill any one or more of these contingencies, AGWAY's obligation under this Agreement may be terminated by AGWAY as to Director.

         8. Director also agrees that AGWAY's obligations to make deferred payments under this Agreement are merely contractual; and that AGWAY is the outright beneficial owner of, and does not hold for Director as trustee or otherwise, the amounts credited to Director's Reserve Account; and that such amounts are subject to the rights of AGWAY's creditors in the same manner and to the same extent as all assets owned by AGWAY.

         9. Neither Director nor Director's beneficiary/ies shall have the right to encumber, commute, borrow against, dispose of or assign the right to receive payments under this Agreement.

         IN WITNESS WHEREOF, AGWAY and Director have duly executed this Agreement the day and year first above written.

                                      AGWAY INC.


                               By:
                                     -------------------------------------------
                                                   Secretary


                                     -------------------------------------------
                                                  (Director)

                                 * * * * * * * *

                         DESIGNATION OF BENEFICIARY/IES


Pursuant to the provisions of this Deferred Payment Agreement, I hereby designate as my beneficiary/ies hereunder:




--------------------------------------------------------------------------------
                            (Name of beneficiary/ies)


This designation is also effective with respect to any and all amounts of deferred compensation accrued for my benefit under any and all Deferred Payment Agreements executed by me in previous years.



                                         ---------------------------------------
                                                      (Director)

Date:               , 2001
     ---------------

                                  EXHIBIT 10.(o)

[For 2 Board officers]

                       DIRECTOR DEFERRED PAYMENT AGREEMENT

         AGREEMENT made this      day of             , 2001, between AGWAY INC.,
                             ----       ------------
a  Delaware  corporation,   with  its  principal  office  in  DeWitt,  New  York
(hereinafter   called   "AGWAY"),   and                            residing   at
                                        -------------------------
                                                            (hereinafter  called
-----------------------------------------------------------
"Director").

                                    RECITALS:

     A.   AGWAY has established a deferred payment program for Directors.

     B. Director desires to participate in the program upon the following terms and conditions.

                                   WITNESSETH:

         For good and valuable consideration, the parties, intending to be legally bound, hereby agree as follows:

         1. Director hereby  designates     % (or $         ) of annual retainer
                                        ----       ---------
for the period beginning January 1, 2002 and ending December 31, 2002 be credited to Director's Reserve Account.

         2. AGWAY shall maintain in its accounting records a separate account (herein called "Director's Reserve Account") for each Director electing deferral of any amount under this Agreement and shall credit to the Director's Reserve Account the amount designated by Director in Section 1 above. The Director's Reserve Account shall also be credited at the close of each calendar quarter with an amount computed by applying the average cost-of-debt percentage as hereinafter defined to the total average accumulated credit of the Director's Reserve Account. "Average cost-of-debt" as used in this Agreement shall mean the average cost to AGWAY of the debt employed by AGWAY during each calendar quarter in the conduct of AGWAY's business, and this average cost-of- debt shall be determined by the Treasurer of AGWAY.

         3. AGWAY and Director hereby agree that payment from the Director's Reserve Account shall begin on the first January 1 or July 1 that follows the 15 month anniversary of the Director's attainment of age fifty-five (55) or the date on which Director's service as Director of AGWAY terminates, whichever is earlier.

This Agreement by the Director shall be irrevocable; provided, however, that at least twelve (12) months prior to January 1 or July 1 described above, the Director may request, by notice in writing to Agway, that the commencement of payments be deferred to a specified January 1 or July 1 date later than that on which commencement was previously scheduled. Whether to approve such a request shall be within the discretion of the Chief Financial Officer of AGWAY, or his/her designee. Approval of such a request shall be in writing. After approval, Director shall have no right to payment at any date earlier than that specified in the written approval. In any event, payments shall commence not later than the January following the calendar year when Director reaches age seventy (70). AGWAY may impose a thirty (30) day waiting period before the first payment is made.

         4. Payment will be either (a) a lump sum payment of the entire balance in the Director's Reserve Account; or (b) in an amount determined by multiplying the balance in the Director's Reserve Account at the beginning of each calendar year during which a payment is to be made by a fraction, the numerator of which is one (1) and the denominator of which will be the number of years remaining during which the Director's Reserve Account will be paid to Director. The payment election must be made at least twelve (12) months prior to the commencement of payment in writing to the chief financial officer of AGWAY, or his/her designee, to have the payments made:

                                    (A) over 3 years;
                                    (B) over 5 years;
                                    (C) over 10 years;
                                    (D) over 15 years; or
                                    (E) over 20 years.

If a timely election is not made, the entire balance in Director's Reserve Account will be paid in a single lump sum.

If the initial annual payment computed for the applicable payment period described above would be less than ten thousand dollars ($10,000), then, notwithstanding the prior provisions of this Section, AGWAY may make payment (at the sole discretion of AGWAY) either in one (1) lump sum or in annual installments over the longest period resulting in an initial annual payment of at least ten thousand dollars ($10,000).

         5. Upon furnishing AGWAY with proper evidence of financial hardship, Director may request a withdrawal of all or part of the balance in the Director's Reserve Account. Whether to approve such a request shall be within the discretion of the Chief Financial Officer of AGWAY, or his/her designee. Approval of such a request shall be in writing.

         6. In the event of Director's death, either before or after the payments to Director have begun, the amount payable, as provided in Section 4 above, shall be paid to the beneficiary or beneficiaries designated by Director in the most recent notice in writing to AGWAY in installments computed in the same manner as if Director was still living. If no beneficiary has been designated, the amount payable, as provided in Section 4 above, shall be paid in installments computed in the same manner as if Director was still living to Director's estate or, at the sole discretion of AGWAY, the remaining balance in the Director's Reserve Account may be paid in a lump sum to Director's estate. In the event that after payments have commenced to the beneficiary or to the beneficiaries designated by Director the sole beneficiary dies or all beneficiaries die, then, any remaining balance in the Director's Reserve Account will be paid in a lump sum to the sole beneficiary's estate or to the beneficiaries' estates. In the absence of clear written instructions to the contrary, a designation of multiple beneficiaries will be deemed to provide for payment to the designated beneficiaries in equal shares, and for the payment to Director's estate of the share of any beneficiary who predeceases Director. In the event of Director's death before the payments to Director have begun, the payments will commence on the January 1 or July 1, next following the date of Director's death.

         7. Director agrees that AGWAY's liability to make any payment as provided in this Agreement shall be contingent upon Director's:

                  (a) being available to AGWAY for consultation and advice after termination of service as a director of AGWAY, unless Director is disabled or deceased; and

                  (b) retaining unencumbered any interest or benefit under this Agreement.

                  If Director fails to fulfill any one or more of these contingencies, AGWAY's obligation under this Agreement may be terminated by AGWAY as to Director.

         8. Director also agrees that AGWAY's obligations to make deferred payments under this Agreement are merely contractual; and that AGWAY is the outright beneficial owner of, and does not hold for Director as trustee or otherwise, the amounts credited to Director's Reserve Account; and that such amounts are subject to the rights of AGWAY's creditors in the same manner and to the same extent as all assets owned by AGWAY.

         9. Neither Director nor Director's beneficiary/ies shall have the right to encumber, commute, borrow against, dispose of or assign the right to receive payments under this Agreement.

         IN WITNESS WHEREOF, AGWAY and Director have duly executed this Agreement the day and year first above written.


                                         AGWAY INC.

                                   By:
                                         ---------------------------------------
                                                      Secretary

                                         ---------------------------------------
                                                     (Director)

                                 * * * * * * * *

                         DESIGNATION OF BENEFICIARY/IES

Pursuant to the provisions of this Deferred Payment Agreement, I hereby designate as my beneficiary/ies hereunder:



--------------------------------------------------------------------------------
                            (Name of beneficiary/ies)


This designation is also effective with respect to any and all amounts of deferred compensation accrued for my benefit under any and all Deferred Payment Agreements executed by me in previous years.


                                             -----------------------------------
                                                        (Director)


Date:                 , 2001
     -----------------

                                  EXHIBIT 10.(p)

Name: Don  Cardarelli      Position: President & CEO,  Agway Inc.
      ---------------                ----------------------------


                Incentive Plans For Period Beginning July 1, 2001
                -------------------------------------------------

1. Annual Incentive Plan for Fiscal 2002, Ending June 30, 2002

         EBITDA = $32.428M                                    15% Base Salary*
         Improve Agway Ops Leverage to 3.4 to 1               25% Base Salary*
         ---------------------------------------------------------------------
         Incentive for Meeting Both =                         50% Base Salary*

         EBITDA = $34.428M                                    30% Base Salary*
         Improve Agway Ops Leverage to 3.3 to 1               45% Base Salary*
         ---------------------------------------------------------------------
         Incentive for Meeting Both =                         75% Base Salary*

         EBITDA = $36.428M                                    40% Base Salary*
         Improve Agway Ops Leverage to 3.2 to 1               60% Base Salary*
         ---------------------------------------------------------------------
         Incentive for Meeting Both =                        100% Base Salary*
                       (*Base Salary As Of June 30, 2002)


         Definitions:
         *EBITDA Target                                       = $34.428M
         *EBITDA Budget                                       = $32.428M
         *Agway Ops Leverage Target - Debt/Equity             =  3.3 To 1
         *Agway Ops Leverage Budget - Debt/Equity             =  3.52 To 1
                       (*Based On Agway Operations Level)


2. Two Year Incentive Plan for Period Ending 6/30/03


         Improve Agway Ops Leverage To 3.1 to 1                75% Base Salary*
         Improve Agway Ops Leverage To 2.9 to 1               100% Base salary*
         Improve Agway Ops Leverage To 2.7 to 1               150% Base Salary*
         (Agway Operations Leverage Budget - Debt/Equity - 6/30/03 = 3.56  to 1)
                       (*Base Salary As Of June 30, 2003)


3. Consideration of up to 100% of the Base Salary may be given as an additional incentive payment, after the end of the current fiscal year, as a result of the evaluation of the CEO's performance during fiscal 2002.

4. Payout  Provisions

         (a) If EBITDA and Leverage Targets are met at different levels for the purpose of annual incentive calculation, the payout is the sum of the two individual payouts. Example: If annual results for EBITDA equals Target at $34.428M (30% Payout) and annual leverage result equals maximum payout level of 3.2 to 1 (60% Payout), the total payout will be 90% of Base Salary.

         (b) All payouts will be in cash and shall be made in a lump sum within 90 days after the end of the term of the respective incentive plan.

         (c) EBITDA will be calculated after the accrual of the expense for the incentive.

         (d) EBITDA financial covenants under Agway Inc.'s principal credit agreements in effect at the time of each reporting period must be exceeded in order for a payout to be made under the EBITDA incentive calculation contained in this agreement.


5. Conditions

          (a) If the employee voluntarily terminates employment for good reason (as hereinafter defined) or if Agway terminates his employment without cause (as hereinafter defined) during the plan period, he will be eligible for a payout under both plans. The payout will be calculated on a pro-rated basis (using completed weeks of service during the incentive period) representative of the employee's period of active full time employment during the term of each such plan.

          (b) If the employee dies, retires (as hereinafter defined), or becomes permanently disabled to such a degree that he is prevented from performing the usual duties of his position, he (or his estate) will be eligible for a payout under both plans. The payout will be calculated on a pro-rated basis (using completed weeks of service during the incentive period) representative of the employee's period of active full time employment during the term of each such plan.

          (c) If there is a change of control (as defined in the Indemnification Agreement between Agway Inc. and the employee) during the plan period, the employee will be deemed fully vested in both the annual and long-term incentive plans. Fully vested means the payout will be fully earned without a reduction.

          (d) The payout for three events, 5(a), (b), and (c) above, will be calculated based upon target performance. Upon the occurrence of one of these three events (a), (b) or (c) the employee (or his estate) will also receive a payout equal to 200% of his base salary. Payout for these three events, 5(a), (b), and (c) above and payment of base salary shall be made in a lump sum within 90 days after the occurrence of the event.

          (e) If the employee voluntarily quits without good reason or if Agway terminates his employment for cause during an unexpired plan period, he will not be eligible for any part of any payout, payments or other compensation identified in this document for the applicable plan period.

          (f) Incentives earned under this plan are taken into account for purposes of Agway's employee benefit plan programs to the extent provided by the terms of those programs in effect at the time payments are made.

          (g) Under any of the events described in 5(a), (b) or (c) above, (i) the employee will be deemed on leave status in order to receive full employee benefits at active employee contribution rates for one year, and (ii) the employee will receive for one year following his termination executive level career transition assistance services by a firm selected by the employee and paid for by Agway.

In these incentive plans, "you" and "your" refer to and mean the employee.

For purposes of these incentive plans, "cause" means termination of your employment by Agway acting in good faith due to your (i) willful gross misconduct or gross negligence with respect to your responsibilities, including but not limited to misappropriating any funds or property of Agway, committing any act involving fraud, failing to perform in all material respects any duties reasonably required in the course of your employment (other than such failure resulting from your incapacity due to illness) after Agway has notified you and you have failed to correct such failure within 10 days of such notice, violating in any material respect any written policy of Agway or of your duty of loyalty owed to Agway, or acting in any way that is materially detrimental to the business reputation of Agway, (ii) conviction of, or a plea of guilty or no contest to, a felony or crime of moral turpitude, or (iii) willful repeated use of alcohol or drugs, or your untreated alcoholism or drug abuse, in each case impairing your ability to perform your executive responsibilities.

For purposes of these incentive plans, "good reason" means termination of employment by you acting in good faith due to any of the following occurring without your prior consent (i) any adverse change in your title or any change in your reporting relationship, (ii) any diminution in your responsibility or authority or the assignment to you of duties which are inconsistent with responsibilities normally performed by an executive at your level in similar businesses, (iii) any diminution in your compensation or benefits other than (a) a diminution in your compensation that is implemented in connection with an across the board reduction of executive salaries of the Company or (b) a modification or elimination of any benefit plan that affects other employees of Agway or other senior executives of Agway generally, (iv) the requirement that you relocate outside of the Syracuse, NY area, or (v) the requirement that you sign or be bound by a written noncompetition agreement.

For purposes of these incentive plans, "retire" means attaining the age of 59 1/2 and having at least 3 years of continuous active full-time employment with Agway immediately prior to the date of retirement.

For purposes of these incentive plans, "Base Salary" means the employee's annual salary at the time of the event or indicated determination date before bonuses or other incentives.

6.       Miscellaneous

(a) The incentive plans are not a contract for continued employment and do not limit the right of Agway to terminate your employment. You are, and shall remain, an employee at will.

(b) Annual incentive plans targeted at 75% of Base Salary and multi-year incentive plans targeted at 100% of Base Salary with substantially the same parameters for payment as set forth in Section 1 above will be initiated in each ensuing fiscal year.

(c) All payments under the incentive plans are subject to income tax and employment tax withholding

                                  EXHIBIT 10.(q)

Name: Don  Cardarelli      Position: President & CEO,  Agway Inc.
      ---------------                ----------------------------

                Incentive Plans For Period Beginning July 1, 2002
                -------------------------------------------------

1.   Annual Incentive Plan for Fiscal 2003, Ending June 30, 2003

         Part A:
         EBITDA = $21.44                             25% of Base Salary*
         EBITDA = $26.8M                             50% of Base Salary*
         EBITDA = $32.16                            100% of Base Salary*
                       (*Base Salary As Of June 30, 2003)
Note: EBITDA Consolidated Budget for Continuing Operations = $26.8M

         Part B:
         Consideration of up to 100% of the Base Salary may be given as an additional incentive payment, after the end of the current fiscal year, as a result of the evaluation of the CEO's performance during fiscal 2003.

2.   Two Year Incentive Plan for Period Ending 6/30/03

         Improve Agway Ops Leverage To 3.1 to 1      50% Base Salary*
         Improve Agway Ops Leverage To 2.9 to 1      75% Base Salary*
         Improve Agway Ops Leverage To 2.7 to 1     100% Base Salary*
     (Agway Operations Leverage Budget - Debt/Equity - 6/30/03 = 3.56 to 1)
                       (*Base Salary As Of June 30, 2003)

3.   Two Year Incentive Plan for Period Ending 6/30/04

        The payout will be the average of the payout received for the two annual incentive plans ending June 30, 2003 and June 30, 2004.

4. Consideration will be given for additional incentives as a result of one-time events that financially benefit Agway and occur during the term of the plans.

5. Due to the impact of the changes in the businesses that will occur during the term of the plan, discretion will be allowed when calculating the payout for items 1, 2, 3 and 4 above.

6.   Payout Provisions

         (a) Partial payouts for the annual incentive component may be made at the discretion of the Board of Directors at semi-annual periods or at the accomplishment of a specific strategy approved by the Board of Directors.

         (b) All other payouts will be in cash and shall be made in a lump sum within 90 days after the end of the term of the respective incentive plan.


7.  Conditions

         (a) If the employee voluntarily terminates employment for good reason (as hereinafter defined) or if Agway terminates his employment without cause (as hereinafter defined) during the plan period, he will be eligible for a payout under each plan. The payout will be calculated on a pro-rated basis (using completed weeks of service during the incentive period) representative of the employee's period of active full time employment during the term of each such plan.

         (b) If the employee dies, retires (as hereinafter defined), or becomes permanently disabled to such a degree that he is prevented from performing the usual duties of his position, he (or his estate) will be eligible for a payout under each plan. The payout will be calculated on a pro-rated basis (using completed weeks of service during the incentive period) representative of the employee's period of active full time employment during the term of each such plan.

         (c) If there is a change in control (as hereinafter defined) during the plan period, the employee will be deemed fully vested in each annual and multi-year incentive plan. Fully vested means the payout will be fully earned without a reduction.

         (d) The payout for three events, 5(a), (b), and (c) above, will be calculated based upon target performance. Upon the occurrence of one of these three events (a), (b) or (c) the employee (or his estate) will also receive a payout equal to 200% of his base salary. Payout for these three events, 5(a), (b), and (c) above and payment of base salary shall be made in a lump sum within 90 days after the occurrence of the event.

         (e) If the employee voluntarily quits without good reason or if Agway terminates his employment for cause during an unexpired plan period, he will not be eligible for any part of any payout, payments or other compensation identified in this document for the applicable plan period.

         (f) Incentives earned under this plan are taken into account for purposes of Agway's employee benefit plan programs to the extent provided by the terms of those programs in effect at the time payments are made.

         (g) Under any of the  events  described  in 5(a), (b) or (c) above, (i)
         the employee will be deemed on leave status in order to receive full employee benefits at active employee contribution rates for one year, and (ii) the employee will receive for one year following his termination executive level career transition assistance services by a firm selected by the employee and paid for by Agway.

In these incentive plans, "you" and "your" refer to and mean the employee.

For purposes of these incentive plans, "cause" means termination of your employment by Agway acting in good faith due to your (i) willful gross misconduct or gross negligence with respect to your responsibilities, including but not limited to misappropriating any funds or property of Agway, committing any act involving fraud, failing to perform in all material respects any duties reasonably required in the course of your employment (other than such failure resulting from your incapacity due to illness) after Agway has notified you and you have failed to correct such failure within 10 days of such notice, violating in any material respect any written policy of Agway or of your duty of loyalty owed to Agway, or acting in any way that is materially detrimental to the business reputation of Agway, (ii) conviction of, or a plea of guilty or no contest to, a felony or crime of moral turpitude, or (iii) willful repeated use of alcohol or drugs, or your untreated alcoholism or drug abuse, in each case impairing your ability to perform your executive responsibilities.

For purposes of these incentive plans, "good reason" means termination of employment by you acting in good faith due to any of the following occurring without your prior consent (i) any adverse change in your title or any change in your reporting relationship, (ii) any diminution in your responsibility or authority or the assignment to you of duties which are inconsistent with responsibilities normally performed by an executive at your level in similar businesses, (iii) any diminution in your compensation or benefits other than (a) a diminution in your compensation that is implemented in connection with an across the board reduction of executive salaries of the Company or (b) a modification or elimination of any benefit plan that affects other employees of Agway or other senior executives of Agway generally, (iv) the requirement that you relocate outside of the Syracuse, NY area, or (v) the requirement that you sign or be bound by a written noncompetition agreement.

For purposes of these incentive plans, "change in control" means any of the following: (i) a person or entity or group of persons or entities independent of Agway, Inc., acting in concert, shall become the direct or indirect beneficial owner (within the meaning of Rule 13d-3 of the Exchange Act) of securities of the Company representing twenty-five percent (25%) or more of the combined voting power of the issued and outstanding common stock of the Company; or (ii) the majority of the Company's Board of Directors is no longer comprised of the incumbent directors who constitute the Board of Directors on the effective date of this incentive plan and any other individual(s) who becomes a director subsequent to the date of this incentive plan whose initial election or nomination for election as a director, as the case may be, was approved by at least a majority of the directors who comprised the incumbent directors as of the date of such election or nomination; or (iii) a sale of all or substantially all of the assets of the Company; or (iv) the Board shall approve any merger, consolidation, or like business combination or reorganization of the Company, the consummation of which would result in the occurrence of any event described in clause (ii) above, and such transaction shall have been consummated.

For purposes of these incentive plans, "retire" means attaining the age of 59 1/2 and having at least 3 years of continuous active full-time employment with Agway immediately prior to the date of retirement.

For purposes of these incentive plans, "Base Salary" means the employee's annual salary at the time of the event or indicated determination date before bonuses or other incentives.

8.   Miscellaneous

         (a) The incentive plans are not a contract for continued employment and do not limit the right of Agway to terminate your employment. You are, and shall remain, an employee at will.

         (b) Annual incentive plans  and   multi-year   incentive   plans   with
             substantially the same parameters for payment as set forth in this document will be initiated in each ensuing fiscal year.

         (c) All payments under the incentive plans are subject to income tax and employment tax withholding.

                                  EXHIBIT 10.(r)

Name: Mike Hopsicker
--------------------
Position: Executive Vice President, Agriculture and  Energy
-----------------------------------------------------------

Incentive Plans For Period Beginning July 1, 2001

1. Annual Incentive Plan for Fiscal 2002, Ending June 30, 2002


Part (1) AEP Results
-------------------------------------------------------------------------------------------------------------------
                                                                                           Additional
                                                                                         for Achieving     Total
             EBITDA                                      Working Capital                      Both       Incentive
-------------------------------------------------------------------------------------------------------------------
       29.48     100.0%       10.0%                58.22            100.0%         10.0%           5.0%      25.0%

       30.48     103.4%       13.4%                56.55             97.1%         13.4%           5.0%      31.8%

       31.48     106.8%       16.8%                54.88             94.3%         16.8%           5.0%      38.6%

       32.48     110.2%       20.0%                53.22             91.4%         20.0%          10.0%      50.0%

       33.48     113.6%       23.6%                51.55             88.6%         23.6%          10.0%      57.2%

       34.48     117.0%       27.0%                49.89             85.7%         27.0%          10.0%      64.0%

       35.48     120.4%       30.0%                48.22             82.8%         30.0%          15.0%      75.0%


Definitions:
                  EBITDA Target                               =        $32.480M
                  EBITDA Budget                               =        $29.480M
                  *Average Working Capital Target (Net)       =        $53.217M
                  *Average Working Capital Budget (Net)       =        $58.217M
                (*12 Month Average Agway Energy Working Capital)

Part (2)

         Successful completion of necessary components of the Agriculture Plan for submission to lender's at the end of the 3rd quarter of fiscal 2002 will result in a payment of $150,000.

Part (3)

         The implementation of the beginning phases of the Agriculture plan will result in a payment of $150,000 at the end of the 4th quarter of fiscal 2002.

2. Three Year Incentive Plan for Period Ending 6/30/04 - AEP Results

         Accumulative EBITDA = $95M                     50% Base Salary*
         Accumulative EBITDA = $100M                    75% Base Salary*
         Accumulative EBITDA = $105M                    100% Base Salary*
                       (*Base Salary As Of June 30, 2004)

         Definition:
               Accumulative EBITDA Target                  =        $100M
               Accumulative EBITDA Budget                  =        $91.420M


3. Consideration will be given for additional incentives as a result of one-time events that financially benefit Agway and occur during the term of the plans.

4. Payout Provisions

     (a) All payouts will be in cash and paid from Energy earnings. Payouts shall be made in a lump sum within 90 days after the end of the term of the respective incentive plan.

     (b) EBITDA will be calculated after the accrual of the expense for the incentive.

     (c) EBITDA financial covenants for Agway Energy under Agway Inc.'s principal credit agreements in effect at the time of each reporting period, both quarterly and annually, must be exceeded in order for a payout to be made under the annua incentive calculations contained in this agreement.

5.  Conditions

          (a) If the employee voluntarily terminates employment for good reason (as hereinafter defined) or if Agway terminates his employment without cause (as hereinafter defined) during the plan period, he will be eligible for a payout under both plans. The payout will be calculated on a pro-rated basis (using completed weeks of service during the incentive period) representative of the employee's period of active full time employment during the term of each such plan.

          (b) If the employee dies, retires (as hereinafter defined), or becomes permanently disabled to such a degree that he is prevented from performing the usual duties of his position, he (or his estate) will be eligible for a payout under both plans. The payout will be calculated on a pro-rated basis (using completed weeks of service during the incentive period) representative of the employee's period of active full time employment during the term of each such plan.

          (c) If there is a change of control (as defined in the Indemnification Agreement between Agway Inc. and the employee) during the plan period, the employee will be deemed fully vested in both the annual and long-term incentive plans. Fully vested means the payout will be fully earned without a reduction.

          (d) The payout for three events, 5(a), (b), and (c) above, will be calculated based upon target performance. Upon the occurrence of one of these three events (a), (b) or (c) the employee (or his estate) will also receive a payout equal to 100% of his base salary. Payout for these three events, 5(a), (b), and (c) above and payment of base salary shall be made in a lump sum within 90 days after the occurrence of the event.

          (e) If the employee voluntarily quits without good reason or if Agway terminates his employment for cause during an unexpired plan period, he will not be eligible for any part of any payout, payments or other compensation identified in this document for the applicable plan period.

          (f) Incentives earned under this plan are taken into account for purposes of Agway's employee benefit plan programs to the extent provided by the terms of those programs in effect at the time payments are made.

          (g) Under any of the events described in 5(a), (b) or (c) above, (i) the employee will be deemed on leave status in order to receive full employee benefits at active employee contribution rates for one year, and (ii) the employee will receive for one year following his termination executive level career transition assistance services by a firm selected by the employee and paid for by Agway.

In these incentive plans, "you" and "your" refer to and mean the employee.

For purposes of these incentive plans, "cause" means termination of your employment by Agway acting in good faith due to your (i) willful gross misconduct or gross negligence with respect to your responsibilities, including but not limited to misappropriating any funds or property of Agway, committing any act involving fraud, failing to perform in all material respects any duties reasonably required in the course of your employment (other than such failure resulting from your incapacity due to illness) after Agway has notified you and you have failed to correct such failure within 10 days of such notice, violating in any material respect any written policy of Agway or of your duty of loyalty owed to Agway, or acting in any way that is materially detrimental to the business reputation of Agway, (ii) conviction of, or a plea of guilty or no contest to, a felony or crime of moral turpitude, or (iii) willful repeated use of alcohol or drugs, or your untreated alcoholism or drug abuse, in each case impairing your ability to perform your executive responsibilities.

For purposes of these incentive plans, "good reason" means termination of employment by you acting in good faith due to any of the following occurring without your prior consent (i) any adverse change in your title or any change in your reporting relationship, (ii) any diminution in your responsibility or authority or the assignment to you of duties which are inconsistent with responsibilities normally performed by an executive at your level in similar businesses, (iii) any diminution in your compensation or benefits other than (a) a diminution in your compensation that is implemented in connection with an across the board reduction of executive salaries of the Company or (b) a modification or elimination of any benefit plan that affects other employees of Agway or other senior executives of Agway generally, (iv) the requirement that you relocate outside of the Syracuse, NY area, or (v) the requirement that you sign or be bound by a written noncompetition agreement.

For purposes of these incentive plans, "retire" means attaining the age of 59 1/2 and having at least 3 years of continuous active full-time employment with Agway immediately prior to the date of retirement.

For purposes of these incentive plans, "Base Salary" means the employee's annual salary at the time of the event or indicated determination date before bonuses or other incentives.

6.      Miscellaneous

        (a) The incentive plans are not a contract for continued employment and do not limit the right of Agway to terminate your employment. You are, and shall remain, an employee at will.

        (b) The combination of base salary and incentive payments for fiscal 2003 for Energy performance, Feed performance, and Agronomy performance/value attained, will provide a total compensation target of $1M for fiscal 2003.

        (c) All payments under the incentive plans are subject to income tax and employment tax withholding.

                                  EXHIBIT 10.(s)

Name: Mike Hopsicker
--------------------

Position: Executive Vice President, Agriculture and  Energy
-----------------------------------------------------------

                Incentive Plans For Period Beginning July 1, 2002
                -------------------------------------------------

1.       Annual Incentive Plan for Fiscal 2003, Ending June 30, 2003

         Part A = Agway EBITDA:
         EBITDA = $21.44M                            12.5% of Base Salary*
         EBITDA = $26.8M                             25% of Base Salary*
         EBITDA = $32.16M                            50% of Base Salary*

         Part B = Agriculture EBITDA
         EBITDA = $5.0M                              12.5% of Base Salary*
         EBITDA = $6.34M                             25% of Base Salary*
         EBITDA = $7.75                              50% of Base Salary*

         Part C = Energy EBITDA
         EBITDA = $26.0M                             12.5% of Base Salary*
         EBITDA = $30.1M                             25% of Base Salary*
         EBITDA = $34.0M                             50% of Base Salary*
                       (*Base Salary As Of June 30, 2003)

         Agway EBITDA Budget =                                $26.8M
         Agriculture EBITDA Budget =                          $6.34M
         Energy EBITDA Budget =                               $30.1M

2.       Three Year Incentive Plan for Period Ending 6/30/04 - AEP Results

         Accumulative EBITDA = $95M 50% Base Salary** Accumulative EBITDA = $100M 75% Base Salary** Accumulative EBITDA = $105M 100% Base Salary**
                      (**Base Salary As Of June 30, 2004)

         Definition:
                  Accumulative EBITDA Target                  =        $100M
                  Accumulative EBITDA Budget                  =        $91.420M

3.      Three Year Incentive Plan for Period Ending 6/30/05

         The payout will be the average of the payout received for the three annual incentive plans ending June 30, 2003, June 30, 2004, and June 30, 2005.

4. Consideration will be given for additional incentives as a result of one-time events that financially benefit Agway and occur during the term of the plans.

5. Due to the impact of the changes in the businesses that will occur during the term of the plan, discretion will be allowed when calculating the payout for items 1, 2, 3 and 4 above.

6.  Payout Provisions
          All payouts will be in cash and shall be made in a lump sum within 90 days after the end of the term of the respective incentive plan.

7.  Conditions

          (a) If the employee voluntarily terminates employment for good reason (as hereinafter defined) or if Agway terminates his employment without cause (as hereinafter defined) during the plan period, he will be eligible for a payout under each plan. The payout will be calculated on a pro-rated basis (using completed weeks of service during the incentive period) representative of the employee's period of active full time employment during the term of each such plan.

          (b) If the employee dies, retires (as hereinafter defined), or becomes permanently disabled to such a degree that he is prevented from performing the usual duties of his position, he (or his estate) will be eligible for a payout under each plan. The payout will be calculated on a pro-rated basis (using completed weeks of service during the incentive period) representative of the employee's period of active full time employment during the term of each such plan.

          (c) If there is a change in control (as hereinafter defined) during the plan period, the employee will be deemed fully vested in each annual and multi-year incentive plan. Fully vested means the payout will be fully earned without a reduction.

          (d) The payout for three events, 5(a), (b), and (c) above, will be calculated based upon target performance. Upon the occurrence of one of these three events (a), (b) or (c) the employee (or his estate) will also receive a payout equal to 100% of his base salary. Payout for these three events, 5(a), (b), and (c) above and payment of base salary shall be made in a lump sum within 90 days after the occurrence of the event.

          (e) If the employee voluntarily quits without good reason or if Agway terminates his employment for cause during an unexpired plan period, he will not be eligible for any part of any payout, payments or other compensation identified in this document for the applicable plan period.

          (f) Incentives earned under this plan are taken into account for purposes of Agway's employee benefit plan programs to the extent provided by the terms of those programs in effect at the time payments are made.

          (g) Under any of the events described in 5(a), (b) or (c) above, (i) the employee will be deemed on leave status in order to receive full employee benefits at active employee contribution rates for one year, and (ii) the employee will receive for one year following his termination executive level career transition assistance services by a firm selected by the employee and paid for by Agway.

In these incentive plans, "you" and "your" refer to and mean the employee.

For purposes of these incentive plans, "cause" means termination of your employment by Agway acting in good faith due to your (i) willful gross misconduct or gross negligence with respect to your responsibilities, including but not limited to misappropriating any funds or property of Agway, committing any act involving fraud, failing to perform in all material respects any duties reasonably required in the course of your employment (other than such failure resulting from your incapacity due to illness) after Agway has notified you and you have failed to correct such failure within 10 days of such notice, violating in any material respect any written policy of Agway or of your duty of loyalty owed to Agway, or acting in any way that is materially detrimental to the business reputation of Agway, (ii) conviction of, or a plea of guilty or no contest to, a felony or crime of moral turpitude, or (iii) willful repeated use of alcohol or drugs, or your untreated alcoholism or drug abuse, in each case impairing your ability to perform your executive responsibilities.

For purposes of these incentive plans, "good reason" means termination of employment by you acting in good faith due to any of the following occurring without your prior consent (i) any adverse change in your title or any change in your reporting relationship, (ii) any diminution in your responsibility or authority or the assignment to you of duties which are inconsistent with responsibilities normally performed by an executive at your level in similar businesses, (iii) any diminution in your compensation or benefits other than (a) a diminution in your compensation that is implemented in connection with an across the board reduction of executive salaries of the Company or (b) a modification or elimination of any benefit plan that affects other employees of Agway or other senior executives of Agway generally, (iv) the requirement that you relocate outside of the Syracuse, NY area, or (v) the requirement that you sign or be bound by a written noncompetition agreement.

For purposes of these incentive plans, "change in control" means any of the following: (i) a person or entity or group of persons or entities independent of Agway, Inc., acting in concert, shall become the direct or indirect beneficial owner (within the meaning of Rule 13d-3 of the Exchange Act) of securities of the Company representing twenty-five percent (25%) or more of the combined voting power of the issued and outstanding common stock of the Company; or (ii) the majority of the Company's Board of Directors is no longer comprised of the incumbent directors who constitute the Board of Directors on the effective date of this incentive plan and any other individual(s) who becomes a director subsequent to the date of this incentive plan whose initial election or nomination for election as a director, as the case may be, was approved by at least a majority of the directors who comprised the incumbent directors as of the date of such election or nomination; or (iii) a sale of all or substantially all of the assets of the Company; or (iv) the Board shall approve any merger, consolidation, or like business combination or reorganization of the Company, the consummation of which would result in the occurrence of any event described in clause (ii) above, and such transaction shall have been consummated.

For purposes of these incentive plans, "retire" means attaining the age of 59 1/2 and having at least 3 years of continuous active full-time employment with Agway immediately prior to the date of retirement.

For purposes of these incentive plans, "Base Salary" means the employee's annual salary at the time of the event or indicated determination date before bonuses or other incentives.


8.  Miscellaneous

    (a) The incentive plans are not a contract for continued employment and do not limit the right of Agway to terminate your employment. You are, and shall remain, an employee at will.

    (b)   Annual  incentive   plans   and   multi-year   incentive   plans  with
          substantially the same parameters for payment as set forth in this document will be initiated in each ensuing fiscal year.

    (c) All payments under the incentive plans are subject to income tax and employment tax withholding.

                                 EXHIBIT 10.(t)

                                     (logo)

             AGWAY INC. PO BOX 4933, SYRACUSE, NEW YORK 13221-4933
                                                      315-449-6127

DONALD P. CARDARELLI
PRESIDENT
AND CHIEF EXECUTIVE OFFICER

                                                         PERSONAL & CONFIDENTIAL

October 26, 2001


Dear Mike,

This letter confirms our understanding of your newest responsibilities and compensation.

Effective today, your responsibilities will include all areas of operations for our Agriculture and Energy businesses. Your title is Executive Vice President, Agriculture & Energy and you will retain the title of President, Agway Energy Products LLC. Your base compensation is $400,000 per year.

Your fiscal 2002 incentive arrangement related to Agway Energy Products' performance for both short-term incentive and long-term incentive payments will remain in place. In addition, for fiscal 2002 there will be two payments of $150,000 each. The first will be for successfully completing the necessary components of the Agriculture Plan that need to be submitted to our banks in our 3rd Quarter. The second payment will be made at year-end, with 4th Quarter plan execution underway.

We discussed the component of your arrangement related to potential termination and agreed that we need to confirm that the language in your current agreement transfers to your new position satisfactorily. I have asked Jerry Seeber to review this.

Finally, we agreed that in developing your goals for fiscal 2003 for Energy performance, Feed performance, Agronomy performance/value attained, we will target your total compensation at $1 million for that year.

Mike, please see me if you have any questions. You know how pleased I am that you are advancing these important business initiatives on behalf of Agway. My hope and belief is that I will continue to see you succeed and prosper.

Sincerely,


/s/ Donald P. Cardarelli
------------------------
    Donald P. Cardarelli
/pf


/s/ Michael R. Hopsicker
------------------------
    Michael R. Hopsicker
    Agway Inc.

bcc:    G. R. Seeber

                                 EXHIBIT 10.(u)

April 20, 2001 (VIA FEDERAL EXPRESS)


Roy Lubetkin
1470 Littlefield Court
Lake Forest, IL 60045

Dear Roy:

It gives me pleasure to confirm our discussion today in which we committed to the following:

1. You will assume the position of President of the Country Products Group and be a Vice President of Agway Inc. You will be given authority and responsibility to provide executive leadership of the businesses that comprise that group, including full accountability for results and full authority for decision making. You will be expected to meet oversight responsibilities of the Corporate Center, including financial reporting, leadership development, legal matters and communications.

2.   You will report directly to me.

3. Your initial annual base salary will be $350,000, and will be subject to an annual review and adjustment beginning in August 2002. Your base salary amount in effect from time to time during your employment shall hereinafter be referred to as your "base salary." Your base salary shall be payable in accordance with Agway's usual payroll payment practices. Your base salary is not subject to a decrease.

4. You will be eligible for an annual bonus payment based upon meeting performance objectives which will be established prior to the beginning of each fiscal year of Agway. Your performance objectives will be driven by financial goals such as earnings, cash flow and growth. You will receive a cash payout of 50% of your base salary upon completion of a strategic plan for Produce and Sunflower. You will be eligible for an additional 50% if earnings targets, which we will establish prior to the beginning of fiscal year 2002, are met. These targets will be developed on a sliding scale basis. Upon the payout of the additional 50%, we will provide an additional pro-rated payout for the months of May and June 2001.

     For fiscal year 2003 and thereafter, your annual bonus will be targeted at 50% of your base salary; additional or lesser amounts above or below the 50% may be paid depending on results.

     Your annual bonus will be payable in a single lump sum cash payment at the same time as other executives' annual bonuses are paid, except as otherwise provided in this letter agreement.

5. A long term incentive plan driven by earnings and/or value creation will be in place at the beginning of Fiscal Year 2002, for a single lump sum cash payout at the end of Fiscal Year 2004. Your target will be 75% of your base salary. Additional or lesser amounts above or below the 75% may be paid depending on results. The benefits under this long term incentive plan will accrue annually, at a rate of one third per year. A new three (3) Fiscal

Roy Lubetkin
April 20, 2001
Page 2

     Year long term incentive plan with substantially the same parameters for payout will be initiated in each ensuing Fiscal Year.

6. You will receive vacation for four weeks for each of the first three years and five weeks for each year thereafter.

7. You will receive reimbursement of reasonable relocation expenses which you incur which include:

a.   Real estate broker fees on your house in Lake Forest;
b.   Seller's closing costs on your house in Lake Forest;
c. Normal closing costs, other than real estate broker fees, on a residence in the Syracuse area, excluding any mortgage points;
d. Trip expenses between Syracuse and Lake Forest as required until you and your family have relocated to the Syracuse area;
e.   Travel, room and meal expenses for you and your family while house hunting;
f. Temporary housing expenses until you complete the construction of and begin occupying a new new home, or purchase and begin occupying an existing home in Central New York, as long as you are also paying a mortgage, or apartment rental expense or other housing expense in Illinois; and after you cease paying a mortgage, apartment rental or other housing expense in Illinois, temporary housing expenses shall continue for up to four months or until you occupy a new or existing home in Central New York, whichever occurs first;
g. Cost of a commercial moving company to transfer your household goods, personal items and automobiles to Central New York and temporary automobile rental expenses until the delivery of your automobiles to Central New York;
h. Cost of storage of your household effects until you move into your permanent residence in the Syracuse area;
i. We will gross up your income to cover any tax liability you incur as a result of your relocation expenses.

     Please provide us with estimated costs of the above expenses that you anticipate incurring.

     You will also receive an allowance of $50,000 to cover other incidental relocation related expenses.

8. You will be eligible to participate in all compensation and employee benefit plans or programs and receive all benefits and perquisites for which any senior executive of Agway is eligible, including, but not limited to, an annual executive physical and executive level long term disability insurance. The effective date for benefits coverage, including medical coverage for yourself

Roy Lubetkin
April 20, 2001
Page 3

     and your family, will be May 1, 2001. There are no pre-existing condition restrictions under our medical plan.

9.   Your start date will be April 30, 2001.

10. Agway will reimburse you for all business related expenses that you incur in connection with the performance of your responsibilities to Agway provided that you document such expenses in accordance with Agway's business expense reimbursement guidelines.

11. Agway will indemnify you according to the terms of an Indemnity Agreement, a copy of which is attached to this letter.

12. You will be an employee at will. However, it is agreed and understood that in the event at any time Agway (or its successor) terminates your employment without cause, you terminate your employment for good reason, or if you die or become permanently disabled to such a degree that you are prevented from performing the usual duties of your position, Agway (or its successor) will pay or provide you with the following separation pay and benefits which shall be in lieu of any and all benefits under Agway's Severance Pay Plan. At solely Agway's option, Agway shall have the right to purchase life insurance and/or disability insurance on you in order to provide the separation pay and benefits payable to you (or your estate) under this letter as a result of your death or disability as described in this letter.

     a.  150% of your base salary;

     b.  annual bonus at target pro-rated to your date of termination;

     c. accrued long term incentive at target, pro-rated to your date of termination, however, in case of a change in control (as defined in the Indemnity Agreement) the long term incentive plan shall be deemed fully vested;

     d. you will be deemed on leave status in order to receive full employee employee benefits at active employee contribution rates for one year;

     e. executive level career transition assistance services by a firm selected by you and paid for by Agway;

     f. if the foregoing separation pay and benefits become payable to you within twenty-four months of your start date, Agway will also provide full executive level relocation expenses to the Chicagoland area on a grossed up basis.

     For purposes of this letter agreement, "cause" means termination of your employment by Agway acting in good faith due to your (i) willful gross misconduct or gross negligence with respect to your responsibilities under this letter agreement including but not limited to misappropriating any funds or property of Agway, committing any act involving fraud, failing to perform in all material respects any duties reasonably required in the course of your employment (other than such failure resulting from your incapacity due to illness) after we have notified you and you have

Roy Lubetkin
April 20, 2001
Page 4

     failed to correct such failure within 10 days of such notice, violating in any material respect any written policy of Agway or of your duty of loyalty owed to Agway, or acting in any way that is materially detrimental to the business reputation of Agway, (ii) conviction of, or a plea of guilty or no contest to, a felony or crime of moral turpitude, or (iii) willful repeated use of alcohol or drugs, or your untreated alcoholism or drug abuse, in each case impairing your ability to perform your executive responsibilities under this letter agreement.

     For purposes of this letter agreement, "good reason" means termination of employment by you acting in good faith due to any of the following occurring without your prior written consent (i) any change in your title or reporting relationship, (ii) any diminution in your responsibility or authority or the assignment to you of duties which are inconsistent with responsibilities normally performed by an executive at your level in similar businesses, (iii) any diminution in your compensation or benefits other than (a) a diminution in your compensation that is implemented in connection with an across the board reduction of executive salaries of the Company or (b) a modification or elimination of any benefit plan that affects other employees of Agway or other senior executives of Agway generally, (iv) the requirement that you relocate outside of the Syracuse, NY area, or (v) the requirement that you sign or be bound by a noncompetition agreement.

13. All ongoing costs of your employment, including base salary, annual bonus payments, long term incentive payouts, and other benefits, including but not limited to insurance premiums or other costs required to fund separation pay and benefits available to you or your estate, shall be accounted for as costs of the Country Products Group.

Sincerely,


/s/ Donald P. Cardarelli
------------------------
    Donald P. Cardarelli
    President & CEO


ACCEPTED AND AGREED:

/s/ Roy Lubetkin
----------------------
    Roy Lubetkin

April 21, 2001
----------------------
Date

                                 EXHIBIT 10.(v)

                               INDEMNITY AGREEMENT
                               -------------------

     This Indemnity Agreement ("Agreement") is made as of April 30, 2001 by and between AGWAY, INC., a Delaware corporation (the "Company"), and Roy Lubetkin, 1470 Littlefield Court, Lake Forest, IL 60045 ("Indemnitee").

                                    RECITALS

     WHEREAS, highly competent persons have become more reluctant to serve publicly-held corporations as directors or in other capacities unless they are provided with adequate protection through insurance or adequate indemnification against inordinate risks of claims and actions against them arising out of their service to and activities on behalf of the corporation.

     WHEREAS, the Board of Directors of the Company (the "Board") has determined that, in order to attract and retain qualified individuals, the Company will attempt to maintain on an ongoing basis, at its sole expense, liability insurance to protect persons serving the Company and its subsidiaries from certain liabilities. Although the furnishing of such insurance has been a customary and widespread practice among United States-based corporations and other business enterprises, the Company believes that, given current market conditions and trends, such insurance may be available to it in the future only at higher premiums and with more exclusions. At the same time, directors, officers, and other persons in service to corporations or business enterprises are being increasingly subjected to expensive and time-consuming litigation relating to, among other things, matters that traditionally would have been brought only against the Company or business enterprise itself. The By-laws of the Company require indemnification of the officers and directors of the Company. Indemnitee may also be entitled to indemnification pursuant to the Delaware General Corporation Law ("DGCL"). The By-laws and the DGCL expressly provide that the indemnification provisions set forth therein are not exclusive, and thereby contemplate that contracts may be entered into between the Company and members of the board of directors, officers and other persons with respect to indemnification.

     WHEREAS,   the   uncertainties   relating   to   such   insurance   and  to
indemnification have increased the difficulty of attracting and retaining such persons.

     WHEREAS, the Board has determined that the increased difficulty in attracting and retaining such persons is detrimental to the best interests of the Company's stockholders and that the Company should act to assure such persons that there will be increased certainty of such protection in the future.

     WHEREAS, it is reasonable, prudent and necessary for the Company contractually to obligate itself to indemnify, and to advance expenses on behalf of, such persons to the fullest extent permitted by applicable law so that they will serve or continue to serve the Company free from undue concern that they will not be so indemnified.

     WHEREAS, this Agreement is a supplement to and in furtherance of the By-laws of the Company and any resolutions adopted pursuant thereto, and shall not be deemed a substitute therefor, nor to diminish or abrogate any rights of Indemnitee thereunder.

     WHEREAS, Indemnitee does not regard the protection available under the Company's By-laws and insurance as adequate in the present circumstances, and may not be willing to serve as an officer or director without adequate protection, and the Company desires Indemnitee to serve in such capacity. Indemnitee is willing to serve, continue to serve and to take on additional service for or on behalf of the Company on the condition that he be so indemnified.

     NOW, THEREFORE, in consideration of the premises and the covenants contained herein, the Company and Indemnitee do hereby covenant and agree as follows:

     1. SERVICES TO THE COMPANY. Indemnitee will serve or continue to serve, at the will of the Company, as an officer, director or key employee of the Company for so long as Indemnitee is duly elected or appointed or until Indemnitee tenders his or her resignation.

     2.   DEFINITIONS.   As used in this Agreement:

          (a)    A   "Change   in  Control" shall  be  deemed  to occur upon the
earliest to occur after the date of this Agreement of any of the following events:

            (i) Acquisition of Stock by Third Party. Any Person (as defined below) is or becomes the Beneficial Owner (as defined below), directly or indirectly, of securities of the Company representing fifteen percent (15%) or more of the combined voting power of the Company's then outstanding Voting Securities;

            (ii) Change in Board of Directors. During any period of two (2) consecutive years (not including any period prior to the execution of this Agreement), individuals who at the beginning of such period constitute the Board, and any new director whose election by the Board or nomination for election by the Company's stockholders was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute a least a majority of the members of the Board;

            (iii) Corporate Transactions. The effective date of a merger or consolidation of the Company with any other entity, other than a merger or consolidation which would result in the Voting Securities of the Company outstanding immediately prior to such merger or consolidation continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 51% of the total voting power of the voting securities of the surviving entity outstanding immediately after such merger or consolidation and with the power to elect at least a majority of the board of directors or other governing body of such surviving entity;

            (iv) Liquidation. The approval by the stockholders of the Company of a complete liquidation of the Company or an agreement or series of agreements for the sale or disposition by the Company of all or substantially all of the Company's assets; or

            (v) Other Events. There occurs any other event of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A (or a response to any similar item on any similar schedule or form) promulgated under the Exchange Act (as defined below), whether or not the Company is then subject to such reporting requirement.

          (b)   Certain Definitions.  For  purposes   of   this  Agreement,  the
following terms shall have the following meanings:

            (i) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

            (ii) "Person" shall have the meaning as set forth in Sections 13(d) and 14(d) of the Exchange Act; provided, however, that Person shall exclude (i) the Company, (ii) any trustee or other fiduciary holding securities under an employee benefit plan of the Company, and (iii) any corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company.

            (iii) "Beneficial Owner" shall have the meaning given to such term in Rule 13d-3 under the Exchange Act.

            (iv) "Corporate Status" describes the status of a person who is or was a director, officer, trustee, general partner, managing member, fiduciary, employee or agent of the Company or of any other Enterprise (as defined below) which such person is or was serving at the request of the Company.

            (v) "Disinterested Director" means a director of the Company who is not and was not a party to the Proceeding in respect of which indemnification is sought by Indemnitee.

            (vi) "Enterprise" shall mean the Company and any other corporation, limited liability company, partnership, joint venture, trust, employee benefit plan or other enterprise of which Indemnitee is or was serving at the request of the Company as a director, officer, trustee, general partner, managing member, fiduciary, employee or agent.

            (vii) "Expenses" shall include all reasonable attorneys' fees, retainers, court costs, transcript costs, fees of experts, witness fees, travel expenses, duplicating costs, printing and binding costs, telephone charges, postage, delivery service fees, and all other disbursements or expenses in connection with prosecuting, defending, preparing to prosecute or defend, investigating, being or preparing to be a witness in, or otherwise participating in, a Proceeding. Expenses also shall include Expenses incurred in connection with any appeal resulting from any Proceeding, including without limitation the premium, security for, and other costs relating to any cost bond, supersedeas bond, or other appeal bond or its equivalent. Expenses, however, shall not include amounts paid in settlement by Indemnitee or the amount of judgments or fines against Indemnitee.

            (viii) References to "other enterprise" shall include employee benefit plans; references to "fines" shall include any excise tax assessed with respect to any employee benefit plan; references to "serving at the request of the Company" shall include any service as a director, officer, employee or agent of the Company which imposes duties on, or involves services by, such director, officer, employee or agent with respect to an employee benefit plan, its participants or beneficiaries; and a person who acted in good faith and in a manner he reasonably believed to be in the best interests of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner "not opposed to the best interests of the Company" as referred to in this Agreement.

            (ix) The term "Proceeding" shall include any threatened, pending or completed action, suit, arbitration, alternate dispute resolution mechanism, investigation, inquiry, administrative hearing or any other actual, threatened or completed proceeding, whether brought in the right of the Company or otherwise and whether of a civil, criminal, administrative or investigative nature, in which Indemnitee was, is or will be involved as a party or otherwise by reason of the fact that Indemnitee is or was a director or officer of the Company, by reason of any action taken by him or of any inaction on his part while acting as director or officer of the Company, or by reason of the fact that he is or was serving at the request of the Company as a director, officer, trustee, general partner, managing member, fiduciary, employee or agent of any other Enterprise, in each case whether or not serving in such capacity at the time any liability or expense is incurred for which indemnification, reimbursement, or advancement of expenses can be provided under this Agreement.

            (x) "Independent Counsel" means a law firm, or a member of a law firm, that is experienced in matters of corporation law and neither presently is, nor in the past five years has been, retained to represent: (i) the Company or Indemnitee in any matter material to either such party (other than with respect to matters concerning the Indemnitee under this Agreement, or of other indemnitees under similar indemnification agreements), or (ii) any other party to the Proceeding giving rise to a claim for indemnification hereunder. Notwithstanding the foregoing, the term "Independent Counsel" shall not include any person who, under the applicable standards of professional conduct then prevailing, would have a conflict of interest in representing either the Company or Indemnitee in an action to determine Indemnitee's rights under this Agreement. The Company agrees to pay the reasonable fees and expenses of the Independent Counsel referred to above.

            (xi) "Voting Securities" means any securities of the Company which vote generally in the election of directors.

            (xii) A "Potential Change in Control" shall be deemed to have occurred if (i) the Company enters into an agreement or arrangement, the consummation of which would result in the occurrence of a Change in Control;
(ii) any Person (including the Company) publicly announces an intention to take or consider taking actions which if consummated would constitute a Change in Control; (iii) any Person, who is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company representing 5% or more of the combined voting power of the Company's then outstanding Voting Securities increases his beneficial ownership of such securities by 5% or more over the percentage so owned by such person on the date hereof; or (iv) the Board adopts a resolution to the effect that, for purposes of this Agreement, a Potential Change of Control has occurred.

     3. INDEMNITY IN THIRD-PARTY PROCEEDINGS. The Company shall indemnify, defend and hold harmless Indemnitee in accordance with the provisions of this
Section 3 if Indemnitee was, is, or is threatened to be made, a party to or a participant (as a witness or otherwise) in any Proceeding, other than a Proceeding by or in the right of the Company to procure a judgment in its favor. Pursuant to this Section 3, Indemnitee shall be indemnified against all Expenses, judgments, fines, penalties and amounts paid in settlement (including all interest, assessments and other charges paid or payable in connection with or in respect of such Expenses, judgments, fines, penalties and amounts paid in settlement) actually and reasonably incurred by Indemnitee or on his behalf in connection with such Proceeding or any claim, issue or matter therein, if Indemnitee acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Company and, in the case of a criminal Proceeding had no reasonable cause to believe that his conduct was unlawful.

     4.   INDEMNITY IN PROCEEDINGS BY OR IN THE RIGHT OF THE COMPANY.        The
Company shall indemnify, defend and hold harmless Indemnitee in accordance with the provisions of this Section 4 if Indemnitee was, is, or is threatened to be made, a party to or a participant (as a witness or otherwise) in any Proceeding by or in the right of the Company to procure a judgment in its favor. Pursuant to this Section 4, Indemnitee shall be indemnified against all Expenses actually and reasonably incurred by him or on his behalf in connection with such Proceeding or any claim, issue or matter therein, if Indemnitee acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Company. No indemnification for Expenses shall be made under this Section 4 in respect of any claim, issue or matter as to which Indemnitee shall have been finally adjudged by a court to be liable to the Company , unless and only to the extent that any court in which the Proceeding was brought or the Delaware Court of Chancery shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, Indemnitee is fairly and reasonably entitled to indemnification.

     5. INDEMNIFICATION FOR EXPENSES OF A PARTY WHO IS WHOLLY OR PARTLY SUCCESSFUL. Notwithstanding any other provisions of this Agreement, to the extent that Indemnitee is a party to (or a participant in) and is successful, on the merits or otherwise, in any Proceeding or in defense of any claim, issue or matter therein, in whole or in part, the Company shall indemnify and hold harmless Indemnitee against all Expenses actually and reasonably incurred by him in connection therewith. If Indemnitee is not wholly successful in such Proceeding but is successful, on the merits or otherwise, as to one or more but less than all claims, issues or matters in such Proceeding, the Company shall indemnify, defend and hold harmless Indemnitee against all Expenses actually and reasonably incurred by him or on his behalf in connection with each successfully resolved claim, issue or matter. If the Indemnitee is not wholly successful in such Proceeding, the Company also shall indemnify, defend and hold harmless Indemnitee against all Expenses reasonably incurred in connection with a claim, issue or matter related to any claim, issue, or matter on which the Indemnitee was successful. For purposes of this Section and without limitation, the termination of any claim, issue or matter in such a Proceeding by dismissal, with or without prejudice, shall be deemed to be a successful result as to such claim, issue or matter.

     6. INDEMNIFICATION FOR EXPENSES OF A WITNESS. Notwithstanding any other provision of this Agreement, to the extent that Indemnitee is, by reason of his Corporate Status, a witness in any Proceeding to which Indemnitee is not a party, he shall be indemnified, defended and held harmless against all Expenses actually and reasonably incurred by him or on his behalf in connection therewith.

     7.   ADDITIONAL INDEMNIFICATION.

         (a) Notwithstanding any limitation in Sections 3, 4, or 5, the Company shall indemnify, defend and hold harmless Indemnitee if Indemnitee is a party to or threatened to be made a party to any Proceeding (including a Proceeding by or in the right of the Company to procure a judgment in its favor) against all Expenses, judgments, fines, penalties and amounts paid in settlement (including all interest, assessments and other charges paid or payable in connection with or in respect of such Expenses, judgments, fines, penalties and amounts paid in settlement) actually and reasonably incurred by Indemnitee in connection with the Proceeding. No indemnity shall be made under this Section 7(a) on account of Indemnitee's conduct which constitutes a breach of Indemnitee's duty of loyalty to the Company or its stockholders or is an act or omission not in good faith or which involves intentional misconduct or a knowing violation of the law.

         (b) Notwithstanding any limitation in Sections 3, 4, 5 or 7(a), the Company shall indemnify, defend and hold harmless Indemnitee if Indemnitee is a party to or threatened to be made a party to any Proceeding (including a Proceeding by or in the right of the Company to procure a judgment in its favor) against all Expenses, judgments, fines, penalties and amounts paid in settlement (including all interest, assessments and other charges paid or payable in connection with or in respect of such Expenses, judgments, fines, penalties and amounts paid in settlement) actually and reasonably incurred by Indemnitee in connection with the Proceeding.

      8.  CONTRIBUTION IN THE EVENT OF JOINT LIABILITY.

          (a) Whether or not any of the indemnification, defense and hold harmless rights provided in Sections 3, 4, 5, 7(a) and 7(b) hereof are available in respect of any Proceeding in which the Company is jointly liable with Indemnitee (or would be if joined in such Proceeding), the Company shall pay, in the first instance, the entire amount of any judgment or settlement of such Proceeding without requiring Indemnitee to contribute to such payment, and the Company hereby waives and relinquishes any right of contribution it may have against Indemnitee. The Company shall not enter into any settlement of any Proceeding in which the Company is jointly liable with Indemnitee (or would be if joined in such Proceeding) unless such settlement provides for a full and final release of all claims asserted against Indemnitee.

          (b) Without diminishing or impairing the obligations of the Company set forth in the preceding subparagraph, if, for any reason, Indemnitee shall elect or be required to pay all or any portion of any judgment or settlement in any Proceeding in which the Company is jointly liable with Indemnitee (or would be if joined in such Proceeding), the Company shall contribute to the amount of expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually incurred and paid or payable by Indemnitee in proportion to the relative benefits received by the Company and all officers, directors or employees of the Company other than Indemnitee who are jointly liable with Indemnitee (or would be if joined in such Proceeding), on the one hand, and Indemnitee, on the other hand, from the transaction from which such Proceeding arose; provided, however, that the proportion determined on the basis of relative benefit may, to the extent necessary to conform to law, be further adjusted by reference to the relative fault of the Company and all officers, directors or employees of the Company other than Indemnitee who are jointly liable with Indemnitee (or would be if joined in such Proceeding), on the one hand, and Indemnitee, on the other hand, in connection with the events that resulted in such expenses, judgments, fines or amounts paid in settlement, as well as any other equitable considerations. The relative fault of the Company and all officers, directors or employees of the Company other than Indemnitee who are jointly liable with Indemnitee (or would be if joined in such Proceeding), on the one hand, and Indemnitee, on the other hand, shall be determined by reference to, among other things, the degree to which their actions were motivated by intent to gain personal profit or advantage, the degree to which their liability is primary or secondary, and the degree to which their conduct is active or passive.

          (c) The Company hereby agrees to fully indemnify, defend and hold harmless Indemnitee from any claims for contribution which may be brought by officers, directors or employees of the Company other than Indemnitee who may be jointly liable with Indemnitee.

      9.  EXCLUSIONS.   Notwithstanding any  provision  in  this  Agreement, the
Company shall not be obligated under this Agreement to make any indemnity in connection with any claim made against Indemnitee:

          (a) for which payment has actually been received by or on behalf of Indemnitee under any insurance policy or other indemnity provision, except with respect to any excess beyond the amount actually received under any insurance policy or other indemnity provision; or

          (b) for an accounting of profits made from the purchase and sale (or sale and purchase) by Indemnitee of securities of the Company within the meaning of Section 16(b) of the Exchange Act or similar provisions of state statutory law or common law; or

          (c) except as otherwise provided in Sections 14(d)-(f) hereof, prior to a Change in Control, in connection with any Proceeding (or any part of any Proceeding) initiated by Indemnitee, including any Proceeding (or any part of any Proceeding) initiated by Indemnitee against the Company or its directors, officers, employees or other indemnitees, unless (i) the Board of Directors of the Company authorized the Proceeding (or any part of any Proceeding) prior to its initiation or (ii) the Company provides the indemnification, in its sole discretion, pursuant to the powers vested in the Company under applicable law.

      10. ADVANCES OF EXPENSES; DEFENSE OF CLAIM.

         (a) Notwithstanding any provision of this Agreement to the contrary, the Company shall advance the expenses incurred by Indemnitee in connection with any Proceeding within ten (10) days after the receipt by the Company of a statement or statements requesting such advances from time to time, whether prior to or after final disposition of any Proceeding. Advances shall be unsecured and interest free. Advances shall be made without regard to Indemnitee's ability to repay the expenses and without regard to Indemnitee's ultimate entitlement to indemnification under the other provisions of this Agreement. Advances shall include any and all reasonable Expenses incurred pursuing an action to enforce this right of advancement, including Expenses incurred preparing and forwarding statements to the Company to support the advances claimed. The Indemnitee shall qualify for advances solely upon the execution and delivery to the Company of an undertaking providing that the Indemnitee undertakes to repay the advance to the extent that it is ultimately determined that Indemnitee is not entitled to be indemnified by the Company. This Section 10(a) shall not apply to any claim made by Indemnitee for which indemnity is excluded pursuant to Section 9.

         (b) The Company will be entitled to participate in the Proceeding at its own expense.

         (c) The Company shall not settle any action, claim or Proceeding (in whole or in part) which would impose any Expense, judgment, fine, penalty or limitation on the Indemnitee without the Indemnitee's prior written consent.

      11. PROCEDURE FOR NOTIFICATION AND APPLICATION FOR INDEMNIFICATION.

          (a) Within sixty (60) days after the actual receipt by Indemnitee of notice that he or she is a party to or a participant (as a witness or otherwise) in any Proceeding, Indemnitee shall submit to the Company a written notice identifying the Proceeding. The omission by the Indemnitee to notify the Company will not relieve the Company from any liability which it may have to Indemnitee
(i) otherwise than under this Agreement, and (ii) under this Agreement only to the extent the Company can establish that such omission to notify resulted in actual prejudice to the Company.

          (b) Indemnitee shall thereafter deliver to the Company a written application to indemnify, defend and hold harmless Indemnitee in accordance with this Agreement. Such application(s) may be delivered from time to time and at such time(s) as Indemnitee deems appropriate in his or her sole discretion. Following such a written application for indemnification by Indemnitee, the Indemnitee's entitlement to indemnification shall be determined according to
Section 12(a) of this Agreement.

      12. PROCEDURE UPON APPLICATION FOR INDEMNIFICATION.

          (a) Upon written request by Indemnitee for indemnification pursuant to
Section 11(b), a determination, if required by applicable law, with respect to Indemnitee's entitlement thereto shall be made in the specific case by one of the following methods, which shall be at the election of Indemnitee: (i) by a majority vote of the Disinterested Directors, even though less than a quorum of the Board; or (ii) by Independent Counsel in a written opinion to the Board , a copy of which shall be delivered to Indemnitee. If it is so determined that Indemnitee is entitled to indemnification, payment to Indemnitee shall be made within ten (10) days after such determination. Indemnitee shall reasonably cooperate with the person, persons or entity making such determination with respect to Indemnitee's entitlement to indemnification, including providing to such person, persons or entity upon reasonable advance request any documentation or information which is not privileged or otherwise protected from disclosure and which is reasonably available to Indemnitee and reasonably necessary to such determination. Any costs or expenses (including attorneys' fees and disbursements) incurred by Indemnitee in so cooperating with the person, persons or entity making such determination shall be borne by the Company (irrespective of the determination as to Indemnitee's entitlement to indemnification) and the Company hereby indemnifies and agrees to hold Indemnitee harmless therefrom.

          (b) In the event the determination of entitlement to indemnification is to be made by Independent Counsel pursuant to Section 12(a) hereof, the Independent Counsel shall be selected as provided in this Section 12(b). The Independent Counsel shall be selected by Indemnitee (unless Indemnitee shall request that such selection be made by the Board of Directors), and Indemnitee shall give written notice to the Company advising it of the identity of the Independent Counsel so selected. If the Independent Counsel is selected by the Board of Directors, the Company shall give written notice to Indemnitee advising him of the identity of the Independent Counsel so selected. In either event, Indemnitee or the Company, as the case may be, may, within 10 days after such written notice of selection shall have been received, deliver to the Company or to Indemnitee, as the case may be, a written objection to such selection; provided, however, that such objection may be asserted only on the ground that the Independent Counsel so selected does not meet the requirements of "Independent Counsel" as defined in Section 2 of this Agreement, and the objection shall set forth with particularity the factual basis of such assertion. Absent a proper and timely objection, the person so selected shall act as Independent Counsel. If such written objection is so made and substantiated, the Independent Counsel so selected may not serve as Independent Counsel unless and until such objection is withdrawn or a court of competent jurisdiction has determined that such objection is without merit. If, within 20 days after submission by Indemnitee of a written request for indemnification pursuant to Section 11(a) hereof, no Independent Counsel shall have been selected and not objected to, either the Company or Indemnitee may petition a court of competent jurisdiction for resolution of any objection which shall have been made by the Company or Indemnitee to the other's selection of Independent Counsel and/or for the appointment as Independent Counsel of a person selected by the Court or by such other person as the Court shall designate, and the person with respect to whom all objections are so resolved or the person so appointed shall act as Independent Counsel under Section 12(a) hereof. Upon the due commencement of any judicial proceeding or arbitration pursuant to Section 14(a) of this Agreement, Independent Counsel shall be discharged and relieved of any further responsibility in such capacity (subject to the applicable standards of professional conduct then prevailing).

          (c) The Company agrees to pay the reasonable fees and expenses of Independent Counsel.

      13. PRESUMPTIONS AND EFFECT OF CERTAIN PROCEEDINGS.

          (a) In   making  a  determination  with  respect  to  entitlement  to indemnification hereunder, the person or persons or entity making such determination shall presume that Indemnitee is entitled to indemnification under this Agreement if Indemnitee has submitted a request for indemnification in accordance with Section 11(b) of this Agreement, and the Company shall have the burden of proof to overcome that presumption in connection with the making by any person, persons or entity of any determination contrary to that presumption. Neither the failure of the Company (including by its directors or independent legal counsel) to have made a determination prior to the commencement of any action pursuant to this Agreement that indemnification is proper in the circumstances because Indemnitee has met the applicable standard of conduct, nor an actual determination by the Company (including by its directors or independent legal counsel) that Indemnitee has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that Indemnitee has not met the applicable standard of conduct.

          (b) If  the  person, persons  or  entity  empowered  or selected under
Section 12 of this Agreement to determine whether Indemnitee is entitled to indemnification shall not have made a determination within thirty (30) days after receipt by the Company of the request therefor, the requisite determination of entitlement to indemnification shall be deemed to have been made and Indemnitee shall be entitled to such indemnification, absent (i) a misstatement by Indemnitee of a material fact, or an omission of a material fact necessary to make Indemnitee's statement not materially misleading, in connection with the request for indemnification, or (ii) a prohibition of such indemnification under applicable law; provided, however, that such 30-day period may be extended for a reasonable time, not to exceed an additional fifteen (15) days, if the person, persons or entity making the determination with respect to entitlement to indemnification in good faith requires such additional time for the obtaining or evaluating of documentation and/or information relating thereto.

          (c) The termination of any Proceeding or of any claim, issue or matter therein, by judgment, order, settlement or conviction, or upon a plea of nolo contendere or its equivalent, shall not (except as otherwise expressly provided in this Agreement) of itself adversely affect the right of Indemnitee to indemnification or create a presumption that Indemnitee did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Company or, with respect to any criminal Proceeding, that Indemnitee had reasonable cause to believe that his conduct was unlawful.

          (d) Reliance as Safe Harbor. For purposes of any determination of good faith, Indemnitee shall be deemed to have acted in good faith if Indemnitee's action is based on the records or books of account of the Enterprise, including financial statements, or on information supplied to Indemnitee by the officers of the Enterprise in the course of their duties, or on the advice of legal counsel for the Enterprise or on information or records given or reports made to the Enterprise by an independent certified public accountant or by an appraiser or other expert selected by the Enterprise. The provisions of this Section 13(d) shall not be deemed to be exclusive or to limit in any way the other circumstances in which the Indemnitee may be deemed or found to have met the applicable standard of conduct set forth in this Agreement.

         (e) Actions of Others. The knowledge and/or actions, or failure to act, of any other director, officer, trustee, partner, managing member, fiduciary, agent or employee of the Enterprise shall not be imputed to Indemnitee for purposes of determining the right to indemnification under this Agreement.

      14. REMEDIES OF INDEMNITEE.

         (a) In the event that (i) a determination is made pursuant to Section 12 of this Agreement that Indemnitee is not entitled to indemnification under this Agreement, (ii) advancement of Expenses is not timely made pursuant to
Section 10 of this Agreement, (iii) no determination of entitlement to indemnification shall have been made pursuant to Section 12(a) of this Agreement within 45 days after receipt by the Company of the request for indemnification,
(iv) payment of indemnification is not made pursuant to Section 5 , 6, 7, 8 or the last sentence of Section 12(a) of this Agreement within ten (10) days after receipt by the Company of a written request therefor, or (v) payment of indemnification pursuant to Section 3 or 4 of this Agreement is not made within ten (10) days after a determination has been made that Indemnitee is entitled to indemnification, Indemnitee shall be entitled to an adjudication by the Delaware Court (as defined below) to such indemnification or advancement of Expenses. Alternatively, Indemnitee, at his option, may seek an award in arbitration to be conducted by a single arbitrator pursuant to the Commercial Arbitration Rules of the American Arbitration Association. The Company shall not oppose Indemnitee's right to seek any such adjudication or award in arbitration.

         (b) In the event that a determination shall have been made  pursuant to
Section 12(a) of this Agreement that Indemnitee is not entitled to indemnification, any judicial proceeding or arbitration commenced pursuant to this Section 14 shall be conducted in all respects as a de novo trial, or arbitration, on the merits and Indemnitee shall not be prejudiced by reason of that adverse determination. In any judicial proceeding or arbitration commenced pursuant to this Section 14 the Company shall have the burden of proving Indemnitee is not entitled to indemnification or advancement of Expenses, as the case may be, and the Company may not refer to or introduce into evidence any determination pursuant to Section 12(a) of this Agreement adverse to Indemnitee for any purpose. If Indemnitee commences a judicial proceeding or arbitration pursuant to this Section 14, Indemnitee shall not be required to reimburse the Company for any advances pursuant to Section 10 until a final determination is made with respect to Indemnitee's entitlement to indemnification (as to which all rights of appeal have been exhausted or lapsed).

         (c) If a determination shall have been made pursuant to Section 12(a) of this Agreement that Indemnitee is entitled to indemnification, the Company shall be bound by such determination in any judicial proceeding or arbitration commenced pursuant to this Section 14, absent (i) a misstatement by Indemnitee of a material fact, or an omission of a material fact necessary to make Indemnitee's statement not materially misleading, in connection with the request for indemnification, or (ii) a prohibition of such indemnification under applicable law.

         (d) In the event that Indemnitee, pursuant to this Section 14, seeks a judicial adjudication of or an award in arbitration to enforce his rights under, or to recover damages for breach of, this Agreement, Indemnitee shall be entitled to recover from the Company, and shall be indemnified by the Company against, any and all Expenses actually and reasonably incurred by him in such judicial adjudication or arbitration. If it shall be determined in said judicial adjudication or arbitration that Indemnitee is entitled to receive part but not all of the indemnification or advancement of Expenses sought, the Indemnitee shall be entitled to recover from the Company, and shall be indemnified by the Company against, any and all Expenses reasonably incurred by Indemnitee in connection with such judicial adjudication or arbitration .

         (e) The Company shall be precluded from asserting in any judicial proceeding or arbitration commenced pursuant to this Section 14 that the procedures and presumptions of this Agreement are not valid, binding and enforceable and shall stipulate in any such court or before any such arbitrator that the Company is bound by all the provisions of this Agreement.

         (f) The Company shall indemnify, defend and hold harmless Indemnitee to the fullest extent permitted by law against all Expenses and, if requested by Indemnitee, shall (within ten (10) days after the Company's receipt of such written request) advance such Expenses to Indemnitee, which are incurred by Indemnitee in connection with any judicial proceeding or arbitration brought by Indemnitee for (i) indemnification or advances of Expenses by the Company under the Agreement or any other agreement or provision of the Company's Certificate of Incorporation or By-laws now or hereafter in effect or (ii) recovery or advances under any insurance policy maintained by any person for the benefit of Indemnitee, regardless of whether Indemnitee ultimately is determined to be entitled to such indemnification, advance or insurance recovery, as the case may be.

      15. ESTABLISHMENT OF TRUST. In the event of a Potential Change in Control, the Company shall, upon written request by Indemnitee, create a "Trust" for the benefit of Indemnitee and from time to time upon written request of Indemnitee shall fund such Trust in an amount sufficient to satisfy any and all Expenses reasonably anticipated at the time of each such request to be incurred in connection with investigating, preparing for, participating in or defending any Proceedings, and any and all judgments, fines, penalties and amounts paid in settlement (including all interest, assessments and other charges paid or payable in connection with or in respect of such judgments, fines penalties and amounts paid in settlement) in connection with any and all Proceedings from time to time actually paid or claimed, reasonably anticipated or proposed to be paid. The trustee of the Trust (the "Trustee") shall be a bank or trust company or other individual or entity chosen by the Indemnitee and approved by the Company. Nothing in this Section 15 shall relieve the Company of any of its obligations under this Agreement. The amount or amounts to be deposited in the Trust pursuant to the foregoing funding obligation shall be determined by the Disinterested Directors. The terms of the Trust shall provide that upon a Change in Control (i) the Trust shall not be revoked or the principal thereof invaded, without the written consent of the Indemnitee, (ii) the Trustee shall advance, within two business days of a request by the Indemnitee and upon the execution and delivery to the Company of an undertaking providing that the Indemnitee undertakes to repay the advance to the extent that it is ultimately determined that Indemnitee is not entitled to be indemnified by the Company, any and all Expenses to the Indemnitee, (iii) the Trust shall continue to be funded by the Company in accordance with the funding obligations set forth above, (iv) the Trustee shall promptly pay to the Indemnitee all amounts for which the Indemnitee shall be entitled to indemnification pursuant to this Agreement or otherwise, and (v) all unexpended funds in such Trust shall revert to the

Company upon a final determination by the Disinterested Directors, Independent Counsel or a court of competent jurisdiction, as the case may be, that the Indemnitee has been fully indemnified under the terms of this Agreement.

      16. SECURITY. Notwithstanding anything herein to the contrary, to the extent requested by the Indemnitee and approved by the Board of Directors of the Company, the Company may at any time and from time to time provide security to the Indemnitee for the Company's obligations hereunder through an irrevocable bank line of credit, funded trust or other collateral. Any such security, once provided to the Indemnitee, may not be revoked or released without the prior written consent of the Indemnitee.

      17. NON-EXCLUSIVITY; SURVIVAL OF RIGHTS;  INSURANCE; SUBROGATION.

          (a) The rights of indemnification and to receive advancement of Expenses as provided by this Agreement shall not be deemed exclusive of any other rights to which Indemnitee may at any time be entitled under applicable law, the Company's Certificate of Incorporation, the Company's By- laws, any agreement, a vote of stockholders or a resolution of directors, or otherwise. No amendment, alteration or repeal of this Agreement or of any provision hereof shall limit or restrict any right of Indemnitee under this Agreement in respect of any action taken or omitted by such Indemnitee in his Corporate Status prior to such amendment, alteration or repeal. To the extent that a change in Delaware law, whether by statute or judicial decision, permits greater indemnification or advancement of Expenses than would be afforded currently under the Company's By-laws and this Agreement, it is the intent of the parties hereto that Indemnitee shall enjoy by this Agreement the greater benefits so afforded by such change. No right or remedy herein conferred is intended to be exclusive of any other right or remedy, and every other right and remedy shall be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other right or remedy.

          (b) To the extent that the Company maintains an insurance policy or policies providing liability insurance for directors, officers, trustees, partners, managing members, fiduciaries, employees, or agents of the Company or of any other Enterprise which such person serves at the request of the Company, Indemnitee shall be covered by such policy or policies in accordance with its or their terms to the maximum extent of the coverage available for any such director, officer, trustee, partner, managing member, fiduciary, employee or agent under such policy or policies. If, at the time the Company receives notice from any source of a Proceeding as to which Indemnitee is a party or a participant (as a witness or otherwise), the Company has director and officer liability insurance in effect, the Company shall give prompt notice of such Proceeding to the insurers in accordance with the procedures set forth in the respective policies. The Company shall thereafter take all necessary or desirable action to cause such insurers to pay, on behalf of the Indemnitee, all amounts payable as a result of such Proceeding in accordance with the terms of such policies.

          (c) In the event of any payment under this Agreement, the Company shall be subrogated to the extent of such payment to all of the rights of recovery of Indemnitee, who shall execute all papers required and take all action necessary to secure such rights, including execution of such documents as are necessary to enable the Company to bring suit to enforce such rights.

         (d) The Company shall not be liable under this Agreement to make any payment of amounts otherwise indemnifiable (or for which advancement is provided hereunder) hereunder if and to the extent that Indemnitee has otherwise actually received such payment under any insurance policy, contract, agreement or otherwise.

         (e) The Company's obligation to indemnify or advance Expenses here under to Indemnitee who is or was serving at the request of the Company as a director, officer, trustee, partner, managing member, fiduciary, employee or agent of any other Enterprise shall be reduced by any amount Indemnitee has actually received as indemnification or advancement of expenses from such Enterprise.

      18. DURATION OF AGREEMENT. This Agreement shall continue until and terminate upon the later of: (a) ten (10) years after the date that Indemnitee shall have ceased to serve as a director or officer of the Company or as a director, officer, trustee, partner, managing member, fiduciary, employee or agent of any other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise which Indemnitee served at the request of the Company; or (b) one (1) year after the final termination of any Proceeding (including any rights of appeal thereto) then pending in respect of which Indemnitee is granted rights of indemnification or advancement of Expenses hereunder and of any proceeding commenced by Indemnitee pursuant to Section 14 of this Agreement relating thereto (including any rights of appeal of any Section 14 Proceeding).

      19. SEVERABILITY. If any provision or provisions of this Agreement shall be held to be invalid, illegal or unenforceable for any reason whatsoever: (a) the validity, legality and enforceability of the remaining provisions of this Agreement (including without limitation, each portion of any Section, paragraph or sentence of this Agreement containing any such provision held to be invalid, illegal or unenforceable, that is not itself invalid, illegal or unenforceable) shall not in any way be affected or impaired thereby and shall remain enforceable to the fullest extent permitted by law; (b) such provision or provisions shall be deemed reformed to the extent necessary to conform to applicable law and to give the maximum effect to the intent of the parties hereto; and (c) to the fullest extent possible, the provisions of this Agreement (including, without limitation, each portion of any Section, paragraph or sentence of this Agreement containing any such provision held to be invalid, illegal or unenforceable, that is not itself invalid, illegal or unenforceable) shall be construed so as to give effect to the intent manifested thereby.

      20. ENFORCEMENT AND BINDING EFFECT.

         (a) The Company expressly confirms and agrees that it has entered into this Agreement and assumed the obligations imposed on it hereby in order to induce Indemnitee to serve as a director or officer of the Company, and the Company acknowledges that Indemnitee is relying upon this Agreement in serving as a director or officer of the Company.

         (b) This Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings, oral, written and implied, between the parties hereto with respect to the subject matter hereof.

         (c) The indemnification and advancement of expenses provided by, or granted pursuant to this Agreement shall be binding upon and be enforceable by the parties hereto and their respective successors, shall continue as to a person who has ceased to be a director, officer, employee or agent of the Company or of any other Enterprise at the Company's request, and shall inure to the benefit of the heirs, executors and administrators of such a person.

         (d) The Company shall require and cause any successor (whether direct or indirect by purchase, merger, consolidation or otherwise) to all,substantially all or a substantial part, of the business and/or assets of the Company, by written agreement in form and substance satisfactory to the Indemnitee, expressly to assume and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform if no such succession had taken place.

         (e) The parties hereto agree that Indemnitee may enforce this Agreement by seeking specific performance hereof, without any necessity of showing irreparable harm or posting a bond, which requirements are hereby waived, and that by seeking specific performance, Indemnitee shall not be precluded from seeking or obtaining any other relief to which he may be entitled.

      21 . MODIFICATION AND WAIVER. No supplement, modification or amendment of this Agreement shall be binding unless executed in writing by the parties hereto. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provisions of this Agreement nor shall any waiver constitute a continuing waiver.

      22. NOTICE BY INDEMNITEE. Indemnitee agrees promptly to notify the Company in writing upon being served with any summons, citation, subpoena, complaint, indictment, information or other document relating to any Proceeding or matter which may be subject to indemnification or advancement of Expenses covered hereunder. The failure of Indemnitee to so notify the Company shall not relieve the Company of any obligation which it may have to the Indemnitee under this Agreement or otherwise.

      23. NOTICES. All notices, requests, demands and other communications under this Agreement shall be in writing and shall be deemed to have been duly given (a) if delivered by hand and receipted for by the party to whom said notice or other communication shall have been directed, or (b) mailed by certified or registered mail with postage prepaid, on the third business day after the date on which it is so mailed:

          (a) If to Indemnitee , at the address indicated on the signature page of this Agreement, or such other address as Indemnitee shall provide in writing to the Company.

          (b) If to the Company to:

                                   Agway, Inc.
                                   333 Butternut Drive
                                   DeWitt, NY 13214

                                   Attention: General Counsel
or to any other address as may have been furnished to Indemnitee in writing by the Company.

      24. CONTRIBUTION. To the fullest extent permissible under applicable law, if the indemnification provided for in this Agreement is unavailable to Indemnitee for any reason whatsoever, the Company, in lieu of indemnifying Indemnitee, shall contribute to the amount incurred by Indemnitee, whether for judgments, fines, penalties, excise taxes, amounts paid or to be paid in settlement and/or for Expenses, in connection with any claim relating to an indemnifiable event under this Agreement, in such proportion as is deemed fair and reasonable in light of all of the circumstances of such Proceeding in order to reflect (i) the relative benefits received by the Company and Indemnitee as a result of the event(s) and/or transaction(s) giving cause to such Proceeding; and/or (ii) the relative fault of the Company (and its directors, officers, employees and agents) and Indemnitee in connection with such event(s) and/or transaction(s).

      25. APPLICABLE LAW AND CONSENT TO JURISDICTION. This Agreement and the legal relations among the parties shall be governed by, and construed and enforced in accordance with, the laws of the State of Delaware, without regard to its conflict of laws rules. Except with respect to any arbitration commenced by Indemnitee pursuant to Section 13(a) of this Agreement, the Company and Indemnitee hereby irrevocably and unconditionally (i) agree that any action or proceeding arising out of or in connection with this Agreement shall be brought only in the Chancery Court of the State of Delaware (the "Delaware Court"), and not in any other state or federal court in the United States of America or any court in any other country, (ii) consent to submit to the exclusive jurisdiction of the Delaware Court for purposes of any action or proceeding arising out of or in connection with this Agreement, (iii) appoint, to the extent such party is not a resident of the State of Delaware, irrevocably RL&F Service Corp., One Rodney Square, 10th Floor, 10th and King Streets, Wilmington, Delaware 19801 as its agent in the State of Delaware as such party's agent for acceptance of legal process in connection with any such action or proceeding against such party with the same legal force and validity as if served upon such party personally within the State of Delaware, (iv) waive any objection to the laying of venue of any such action or proceeding in the Delaware Court, and (v) waive, and agree not to plead or to make, any claim that any such action or proceeding brought in the Delaware Court has been brought in an improper or inconvenient forum.

      26. IDENTICAL COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall for all purposes be deemed to be an original but all of which together shall constitute one and the same Agreement. Only one such counterpart signed by the party against whom enforceability is sought needs to be produced to evidence the existence of this Agreement.

      27. MISCELLANEOUS. Use of the masculine pronoun shall be deemed to include usage of the feminine pronoun where appropriate. The headings of the paragraphs of this Agreement are inserted for convenience only and shall not be deemed to constitute part of this Agreement or to affect the construction thereof.
      IN WITNESS WHEREOF, the parties have caused this Agreement to be signed as of the day and year first above written.

AGWAY, INC.                                INDEMNITEE



By: /s/ Donald P. Cardarelli                /s/ Roy Lubetkin
   -----------------------------           -------------------------------------
        DONALD P. CARDARELLI               ROY LUBETKIN
      Chief Executive Officer              1470 Littlefield Court
                                           Lake Forest, IL 60045

                                 EXHIBIT 10.(w)

Name: Roy Lubetkin                               Position: President, CPG
-------------------------------------------------------------------------

Incentive Plans For Period Beginning July 1, 2001

I. Annual Incentive Plan (AIP) for Fiscal Year 2002, ending June 30, 2002

Part (1)
        o  Target payout is 50% of base salary as of June 30, 2002
        o  Performance metrics as per *FY02 Annual Incentive Plan Scale:
                                       --------------------------------
        o  EBITDA and ROI (EBIT/Average Total Investment)
        o  Weighted 50/50
        o  Scale:  see attached scale ranging from 0 to 150% of target payout
        o To earn the EBITDA portion of the AIP, the Credit Covenant threshold must be achieved (75% of Budget) for the covenant periods as follows:
             o  12/23/00 to 9/30/01        $(6.3MM)
             o  12/23/00 to 12/31/01       $(5.3MM)
             o  4/1/01 to 3/31/02          $(3.7MM)
             o  7/1/01 to 6/30/02          $ 2.9MM
             o
        o EBITDA will be calculated after the accrual of the expense for the incentive
        o  Cash payment made in lump sum by September 30, 2002

Part (2)
        o Earn 50% of June 30, 2001 base salary upon completion of strategic plan for the Produce and Sunflower businesses ($175,000)
        o Cash payment made in lump sum within 90 days of completion of plan

Part (3)
        o Pro-rated payout at target (50% of June 30, 2001 base salary) for months of May and June, 2001 ($29,167)
        o Cash   payment   made  in  lump   sum  at  same  time  as Part (1), by
          September 30, 2002

*FY02 Annual Incentive Plan Scale
---------------------------------

EBITDA:  Budget = $3.916 million
         Target = $4.416 million

         EBITDA Earned             % of Target Bonus Payout
         -------------             ------------------------
         Less than $3.916MM                   0
         $3.916MM                            50
         $4.416MM                           100
         $5.000MM                           150



ROI %: Target = Budget = .6% = EBIT/Average Total Investment = $278M/$45,233M

                  ROI                       % of Target Bonus Payout
                  ---                       ------------------------
                  Less than .3%                        0
                  .3%                                 50
                  .6%                                100
                  1.6%                               150


Sample Calculation (weighting of EBITDA and ROI is 50/50)

Example:
        o  EBITDA is $4.6MM and ROI is 1.7%
        o  Target incentive is $175,000 (50% of base salary on June 30, 2002)
        o  Calculation:
           o  .5(1.0 * 175,000) + .5(1.5 * 175,000) = $218,750
           o If an EBITDA covenant threshold was not met, then the payout would just be the ROI part of the bonus or $131,250 in this example.

II. Three Year Incentive Plan for Period Ending 6/30/04

         Accumulative EBITDA = $21.261M                 50% Base Salary*
         Accumulative EBITDA = $24M                     75% Base Salary*
         Accumulative EBITDA = $26M                    100% Base Salary*
                       (*Base Salary As Of June 30, 2004)

     Definition:
                  Accumulative EBITDA Target                  =  $24M
                  Accumulative EBITDA Budget                  =  $21.261M

III. Consideration will be given for additional incentives as a result of one-time events that financially benefit Agway and occur during the term of the plans.

     Payout Provisions

          (a) Incentives earned under this plan are taken into account for purposes of Agway's employee benefit plan programs to the extent provided by the terms of those programs in effect at the time payments are made.

          (b) Payouts shall be made in a lump sum within 90 days after the end of the term of the respective incentive plan.

          (c) EBITDA will be calculated after the accrual of the expense for the incentive.

          (d) For purposes of these incentive plans, "base salary" means the employees annual salary before bonuses or other incentives.

V.  Conditions
         This plan is subject to the terms of the employment letter from Don Cardarelli dated April 20, 2001. This plan shall not be interpreted to provide any duplication of payments required under the employment letter.

                                 EXHIBIT 10.(x)

Name: Roy Lubetkin                               Position: President, CPG
-------------------------------------------------------------------------

                Incentive Plans For Period Beginning July 1, 2002

1.  Annual Incentive Plan for Fiscal 2003, Ending June 30, 2003
         Part A = Agway EBITDA:
         EBITDA = $21.44                             12.5% of Base Salary*
         EBITDA = $26.8M                             25% of Base Salary*
         EBITDA = $32.16                             50% of Base Salary*

         Part B = CPG EBITDA:
         EBITDA = Break Even                         12.5% of Base Salary*
         EBITDA = $.5M                               25% of Base Salary*
         EBITDA = $1.0M                              50% of Base Salary*
                       (*Base Salary As Of June 30, 2003)
                           Note:
                               Agway EBITDA Budget = $26.8M
                               CPG EBITDA Budget = ($.61M)

2.  Three Year Incentive Plan for Period Ending 6/30/04

         Accumulative EBITDA = $21.261M              50% Base Salary**
         Accumulative EBITDA = $24M                  75% Base Salary**
         Accumulative EBITDA = $26M                  100% Base Salary**
                       (**Base Salary As Of June 30, 2004)

    Definition:
                  Accumulative EBITDA Target                  =        $24M
                  Accumulative EBITDA Budget                  =        $21.261M

3.  Three Year Incentive Plan for Period Ending 6/30/05

      The payout will be the average  of  the  payout  received  for  the  three
      annual   incentive  plans  ending June 30, 2002, June 30, 2003,  and  June
      30. 2004

4. Consideration will be given for additional incentives as a result of one-time events that financially benefit Agway and occur during the term of the plans.

5. Due to the impact of the changes in the businesses that will occur during the term of the plan, discretion will be allowed when calculating the payout for items 1, 2, 3 and 4 above.

6.   Payout Provisions

        (a) Incentives earned under this plan are taken into account for purposes of Agway's employee benefit plan programs to the extent provided by the terms of those programs in effect at the time payments are made.

        (b) Payouts shall be made in a lump sum within 90 days after the end of the term of the respective incentive plan.

        (c) EBITDA will be calculated after the accrual of the expense for the incentive.

        (d) For purposes of these incentive plans, "base salary" means the employees annual salary before bonuses or other incentives.

V.  Conditions
        This plan is subject to the terms of the employment letter from Don Cardarelli dated April 20, 2001. This plan shall not be interpreted to provide any duplication of payments required under the employment letter.

                                 EXHIBIT 10.(y)

Name: Dan Edinger                       Position: President, Telmark
--------------------------------------------------------------------

Incentive Plans For Period Beginning July 1, 2001
-------------------------------------------------

1. Annual Incentive Plan for Fiscal 2002, Ending June 30, 2002

         EBT = $21.5M                                         10% Base Salary*
         Currency 96.5%                                       10% Base Salary*
         ---------------------------------------------------------------------
         Incentive for Meeting Both =                         25% Base Salary*

         EBT = $22.0M                                         20% Base Salary*
         Currency 97.0%                                       20% Base Salary*
         ---------------------------------------------------------------------
         Incentive for Meeting Both =                         50% Base Salary

         EBT = $22.5M                                         30% Base Salary*
         Currency 97.5%                                       30% Base Salary*
         ---------------------------------------------------------------------
         Incentive for Meeting Both =                         75% Base Salary*
                       (*Base Salary As of June 30, 2002)

         Definitions:
                  EBT Target                                  =        $22.0M
                  EBT Budget                                  =        $21.5M
                 *Total Portfolio Currency Target             =        97.0%
                 *Total Portfolio Currency Budget             =        97.0%
           (*Currency As Calculated in the Fiscal 2002 Telmark Budget)

2. Three Year Incentive Plan for Period Ending 6/30/04

         Accumulative 3 Year EBT = $68.25M                    50% Base Salary*

         Accumulative 3 Year EBT = $70.25M                    75% Base Salary*

         Accumulative 3 year EBT = $72.25M                    100% Base Salary*
                       (*Base salary As of June 30, 2004)

         Definitions
                  Accumulative EBT Target                       =      $70.25M
                  Accumulative EBT Budget                       =      $68.25M

3. Consideration will be given for additional incentives as a result of one-time events that financially benefit Agway and occur during the term of the plans.

4. Payout Provisions

          (a) If EBT and currency targets are met at different levels, the payout is the sum of the two individual payouts. Example: If annual plan results for EBT equals Target at $22.0M (20% Payout) and currency 96.5% (10% Payout), the total payout will be 30% of Base Salary.

          (b) All payouts will be in cash and paid from Telmark earnings. Payouts shall be made in a lump sum within 90 days after the end of the term of the respective incentive plan.

          (c) EBT will be calculated after the accrual of the expense for the incentive.

5.  Conditions

          (a) If the employee voluntarily terminates employment for good reason (as hereinafter defined) or if Agway terminates his employment without cause (as hereinafter defined) during the plan period, he will be eligible for a payout under both plans. The payout will be calculated on a pro-rated basis (using completed weeks of service during the incentive period) representative of the employee's period of active full time employment during the term of each such plan.


          (b) If the employee dies, retires (as hereinafter defined), or becomes permanently disabled to such a degree that he is prevented from performing the usual duties of his position, he (or his estate) will be eligible for a payout under both plans. The payout will be calculated on a pro-rated basis (using completed weeks of service during the incentive period) representative of the employee's period of active full time employment during the term of each such plan.

          (c) If there is a change of control (as defined in the Indemnification Agreement between Agway Inc. and the employee) during the plan period, the employee will be deemed fully vested in both the annual and long-term incentive plans. Fully vested means the payout will be fully earned without a reduction.

          (d) The payout for three events, 5(a), (b), and (c) above, will be calculated based upon target performance. Upon the occurrence of one of these three events (a), (b) or (c) the employee (or his estate) will also receive a payout equal to 100% of his base salary. Payout for these three events, 5(a), (b), and (c) above and payment of base salary shall be made in a lump sum within 90 days after the occurrence of the event.

          (e) If the employee voluntarily quits without good reason or if Agway terminates his employment for cause during an unexpired plan period, he will not be eligible for any part of any payout, payments or other compensation identified in this document for the applicable plan period.

          (f) Incentives earned under this plan are taken into account for purposes of Agway's employee benefit plan programs to the extent provided by the terms of those programs in effect at the time payments are made.

          (g) Under any of the events described in 5(a), (b) or (c) above, (i) the employee will be deemed on leave status in order to receive full employee benefits at active employee contribution rates for one year, and (ii) the employee will receive for one year following his termination executive level career transition assistance services by a firm selected by the employee and paid for by Agway.

In these incentive plans, "you" and "your" refer to and mean the employee.

For purposes of these incentive plans, "cause" means termination of your employment by Agway acting in good faith due to your (i) willful gross misconduct or gross negligence with respect to your responsibilities, including but not limited to misappropriating any funds or property of Agway, committing any act involving fraud, failing to perform in all material respects any duties reasonably required in the course of your employment (other than such failure resulting from your incapacity due to illness) after Agway has notified you and you have failed to correct such failure within 10 days of such notice, violating in any material respect any written policy of Agway or of your duty of loyalty owed to Agway, or acting in any way that is materially detrimental to the business reputation of Agway, (ii) conviction of, or a plea of guilty or no contest to, a felony or crime of moral turpitude, or (iii) willful repeated use of alcohol or drugs, or your untreated alcoholism or drug abuse, in each case impairing your ability to perform your executive responsibilities.

For purposes of these incentive plans, "good reason" means termination of employment by you acting in good faith due to any of the following occurring without your prior consent (i) any adverse change in your title or any change in your reporting relationship, (ii) any diminution in your responsibility or authority or the assignment to you of duties which are inconsistent with responsibilities normally performed by an executive at your level in similar businesses, (iii) any diminution in your compensation or benefits other than (a) a diminution in your compensation that is implemented in connection with an across the board reduction of executive salaries of the Company or (b) a modification or elimination of any benefit plan that affects other employees of Agway or other senior executives of Agway generally, (iv) the requirement that you relocate outside of the Syracuse, NY area, or (v) the requirement that you sign or be bound by a written noncompetition agreement.

For purposes of these incentive plans, "retire" means attaining the age of 59 1/2 and having at least 3 years of continuous active full-time employment with Agway immediately prior to the date of retirement.

For purposes of these incentive plans, "Base Salary" means the employee's annual salary at the time of the event or indicated determination date before bonuses or other incentives.

6. Miscellaneous

   (a) The incentive plans are not a contract for continued employment and do not limit the right of Agway to terminate your employment. You are, and shall remain, an employee at will.

   (b) Annual incentive plans targeted at 50% of Base Salary and multi-year incentive plans targeted at 75% of Base Salary with substantially the same parameters for payment as set forth in Section 1 above will be initiated in each ensuing fiscal year.

   (c) All payments under the incentive plans are subject to income tax and employment tax withholding.

                                 EXHIBIT 10.(z)

Name: Dan Edinger                       Position: President, Telmark
--------------------------------------------------------------------

Incentive Plans For Period Beginning July 1, 2002
-------------------------------------------------

1.  Annual Incentive Plan for Fiscal 2003, Ending June 30, 2003

         EBT = $24.0M                                         10% Base Salary*
         Currency 96.5%                                       10% Base Salary*
         ---------------------------------------------------------------------
         Incentive for Meeting Both =                         25% Base Salary*

         EBT = $24.5M                                         20% Base Salary*
         Currency 97.0%                                       20% Base Salary*
         ---------------------------------------------------------------------
         Incentive for Meeting Both =                         50% Base Salary

         EBT = $25.0M                                         30% Base Salary*
         Currency 97.5%                                       30% Base Salary*
         ---------------------------------------------------------------------
         Incentive for Meeting Both =                         75% Base Salary*
                       (*Base Salary As of June 30, 2003)

         Definitions:
                  EBT Target                                  =        $24.5M
                  EBT Budget                                  =        $24.0M
                 *Total Portfolio Currency Target             =        97.0%
                 *Total Portfolio Currency Budget             =        97.0%
           (*Currency As Calculated in the Fiscal 2002 Telmark Budget)

2.  Three Year Incentive Plan for Period Ending 6/30/04

         Accumulative 3 Year EBT = $68.25M           50% Base Salary*

         Accumulative 3 Year EBT = $70.25M           75% Base Salary*

         Accumulative 3 year EBT = $72.25M           100% Base Salary*
                       (*Base salary As of June 30, 2004)

         Definitions
                  Accumulative EBT Target                     =        $70.25M
                  Accumulative EBT Budget                     =        $68.25M

3.  Three Year Incentive Plan for Period Ending 6/30/05

          The payout will be the average of the payout received for the three annual incentive plans ending June 30, 2003, June 30, 2004, and June 30, 2005.

4. Consideration will be given for additional incentives as a result of one-time events that financially benefit Agway and occur during the term of the plans.

5.  Payout Provisions

          (a) If EBT and currency targets are met at different levels, the payout is the sum of the two individual payouts. Example: If annual plan results for EBT equals Target at $24.5M (20% Payout) and currency 96.5% (10% Payout), the total payout will be 30% of Base Salary.

          (b) All payouts will be in cash and paid from Telmark earnings. Payouts shall be made in a lump sum within 90 days after the end of the term of the respective incentive plan.

          (c) EBT will be calculated after the accrual of the expense for the incentive.

6.  Conditions

          (a) If the employee voluntarily terminates employment for good reason (as hereinafter defined) or if Agway terminates his employment without cause (as hereinafter defined) during the plan period, he will be eligible for a payout under each plan. The payout will be calculated on a pro-rated basis (using completed weeks of service during the incentive period) representative of the employee's period of active full time employment during the term of each such plan.

          (b) If the employee dies, retires (as hereinafter defined), or becomes permanently disabled to such a degree that he is prevented from performing the usual duties of his position, he (or his estate) will be eligible for a payout under each plan. The payout will be calculated on a pro-rated basis (using completed weeks of service during the incentive period) representative of the employee's period of active full time employment during the term of each such plan.

          (c) If there is a change in control (as hereinafter defined) during the plan period, the employee will be deemed fully vested in each annual and multi-year incentive plan. Fully vested means the payout will be fully earned without a reduction.

          (d) The payout for three events, 5(a), (b), and (c) above, will be calculated based upon target performance. Upon the occurrence of one of these three events (a), (b) or (c) the employee (or his estate) will also receive a payout equal to 100% of his base salary. Payout for these three events, 5(a), (b), and (c) above and payment of base salary shall be made in a lump sum within 90 days after the occurrence of the event.

          (e) If the employee voluntarily quits without good reason or if Agway terminates his employment for cause during an unexpired plan period, he will not be eligible for any part of any payout, payments or other compensation identified in this document for the applicable plan period.

          (f) Incentives earned under this plan are taken into account for purposes of Agway's employee benefit plan programs to the extent provided by the terms of those programs in effect at the time payments are made.

          (g) Under any of the events described in 5(a), (b) or (c) above, (i) the employee will be deemed on leave status in order to receive full employee benefits at active employee contribution rates for one year, and (ii) the employee will receive for one year following his termination executive level career transition assistance services by a firm selected by the employee and paid for by Agway.


In these incentive plans, "you" and "your" refer to and mean the employee.

For purposes of these incentive plans, "cause" means termination of your employment by Agway acting in good faith due to your (i) willful gross misconduct or gross negligence with respect to your responsibilities, including but not limited to misappropriating any funds or property of Agway, committing any act involving fraud, failing to perform in all material respects any duties reasonably required in the course of your employment (other than such failure resulting from your incapacity due to illness) after Agway has notified you and you have failed to correct such failure within 10 days of such notice, violating in any material respect any written policy of Agway or of your duty of loyalty owed to Agway, or acting in any way that is materially detrimental to the business reputation of Agway, (ii) conviction of, or a plea of guilty or no contest to, a felony or crime of moral turpitude, or (iii) willful repeated use of alcohol or drugs, or your untreated alcoholism or drug abuse, in each case impairing your ability to perform your executive responsibilities.

For purposes of these incentive plans, "good reason" means termination of employment by you acting in good faith due to any of the following occurring without your prior consent (i) any adverse change in your title or any change in your reporting relationship, (ii) any diminution in your responsibility or authority or the assignment to you of duties which are inconsistent with responsibilities normally performed by an executive at your level in similar businesses, (iii) any diminution in your compensation or benefits other than (a) a diminution in your compensation that is implemented in connection with an across the board reduction of executive salaries of the Company or (b) a modification or elimination of any benefit plan that affects other employees of Agway or other senior executives of Agway generally, (iv) the requirement that you relocate outside of the Syracuse, NY area, or (v) the requirement that you sign or be bound by a written noncompetition agreement.

For purposes of these incentive plans, "change in control" means any of the following: (i) a person or entity or group of persons or entities independent of Agway, Inc., acting in concert, shall become the direct or indirect beneficial owner (within the meaning of Rule 13d-3 of the Exchange Act) of securities of the Company representing twenty-five percent (25%) or more of the combined voting power of the issued and outstanding common stock of the Company; or (ii) the majority of the Company's Board of Directors is no longer comprised of the incumbent directors who constitute the Board of Directors on the effective date of this incentive plan and any other individual(s) who becomes a director subsequent to the date of this incentive plan whose initial election or nomination for election as a director, as the case may be, was approved by at least a majority of the directors who comprised the incumbent directors as of the date of such election or nomination; or (iii) a sale of all or substantially all of the assets of the Company; or (iv) the Board shall approve any merger, consolidation, or like business combination or reorganization of the Company, the consummation of which would result in the occurrence of any event described in clause (ii) above, and such transaction shall have been consummated.

For purposes of these incentive plans, "retire" means attaining the age of 59 1/2 and having at least 3 years of continuous active full-time employment with Agway immediately prior to the date of retirement.

For purposes of these incentive plans, "Base Salary" means the employee's annual salary at the time of the event or indicated determination date before bonuses or other incentives.

7.  Miscellaneous

    (a) The incentive plans are not a contract for continued employment and do not limit the right of Agway to terminate your employment. You are, and shall remain, an employee at will.

    (b) Annual incentive plans and multi-year incentive plans with substantially the same parameters for payment as set forth in this document will be initiated in each ensuing fiscal year.

    (c) All payments under the incentive plans are subject to income tax and employment tax withholding.

    (d) The amounts payable under this plan are obligations of Telmark LLC.

                                EXHIBIT 10.(aa)

                                                                CONFIDENTIAL
September 26, 2002                                              ------------


To:           D. J. Edinger

From:         D. P. Cardarelli

Re:           INCENTIVE
              ---------

Dan, please refer to the following regarding the components of your incentive compensation that may be payable in the event of Agway's "sale of Telmark" during Agway's fiscal year ending June 30, 2003. This letter supercedes and replaces the November 30, 2001 memo from Jerry Seeber to you and the July 19, 2002 memo from me to you.

     1. If you voluntarily leave Agway at the end of the closing of any sale of Telmark during the fiscal year ending June 30, 2003, whether or not to join the acquirer, under your Executive Incentive Plan for Period Beginning July 1, 2002, you will be considered to have terminated employment for "good reason." Therefore, you will be eligible for a payout of one times your base salary and a payout of both your annual and multi-year incentives at target, each, pro-rated for time in plan.

          In addition, Telmark will also provide a retention incentive ("stay pay") for you to stay as President of Telmark during the period ending September 30, 2003 (or earlier date if employment is terminated for "good reason") of $230,022. You will receive 50% of the stay pay as of March 31, 2003 and the remaining 50% as of September 30, 2003. In the event of a sale of Telmark before September 30, 2003, you will receive 100% of the stay pay, less any stay pay payments previously received.

     2. In addition to any payments that may be made to you pursuant to your Executive Incentive Plan and for stay pay, Telmark will also provide an incentive for any sale of Telmark through September 30, 2003. This incentive is provided in recognition of the added responsibilities you have assumed and will assume to prepare for and complete a sale of Telmark.

          This component will provide you with an incentive/bonus payment equal to the difference between (a) $985,000, and (b) the amount payable to you pursuant to paragraph 1. In other words, if the closing of a sale of Telmark occurs on or before September 30, 2003, and if you remain as President of Telmark through the closing date, you will receive a combined amount equal to $985,000, a portion of which will be paid pursuant to your Executive Incentive Plan, a portion for stay pay, and the balance of which will be paid as an incentive/bonus for a sale of Telmark. This payment would be made regardless of the actual sale price.

     3. Your right to the incentive/bonus payment described above, however, is subject to the following added conditions:

          a. No amount will be payable pursuant to paragraph 2 if the closing date of the sale of Telmark does not occur on or before September 30, 2003.

          b. No amount will be payable pursuant to paragraph 2 if you voluntarily terminate your employment prior to the closing of a sale of Telmark or if you continue your employment with Agway after the closing of a sale of Telmark.

          c. The amount payable pursuant to paragraphs 1 and 2 is an obligation of Telmark LLC.

          d. This letter is not intended as a duplication of amounts that would otherwise be payable to you under your Executive Incentive Plan. The provisions of your Executive Incentive Plan shall remain in force and effect.

          e. In order to avoid the application of Internal Revenue Code Sections 280G and 4999 to any payments that may be made to you, in no event will you be entitled to payments pursuant to this memo, your Executive Incentive Plan, or otherwise that would result in the application of the non-deduction and excise tax consequences imposed by Internal Revenue Code Sections 280G and 4999. Payments to you pursuant to this memo will be limited to the extent necessary to avoid any such application.

     4. "Sale of Telmark" means a sale of Agway's ownership interest in Telmark, a sale of substantially all of the assets of Telmark or a transfer of substantially all of the employees of Telmark to another party, such other party to be administering substantially all of the assets of Telmark.

Dan, as evidence of receipt and acceptance of the contents of this letter, please sign and return one copy of this letter. Thank you.



/s/ Donald P. Cardarelli
--------------------------------
    Donald P. Cardarelli
    President and CEO
    Agway Inc.


/s/ Daniel J. Edinger
--------------------------------                    Date:   September 26 , 2002
    Daniel J. Edinger                                     ----------------------
    President
    Telmark LLC


/pf

cc:    S. H. Hoefer

                                EXHIBIT 10.(ab)

Name's:
-------
Jerry Seeber
------------

Positions:
----------
         Chief  Financial  Officer, & Chief Administration Officer
         ---------------------------------------------------------


                Incentive Plans For Period Beginning July 1, 2001
                -------------------------------------------------

1. Annual Incentive Plan for Fiscal 2002, Ending June 30, 2002

         EBITDA = $32.428M                                    10% Base Salary*
         Improve Agway Ops Leverage to 3.4 to 1               20% Base Salary*
         ---------------------------------------------------------------------
         Incentive for Meeting Both =                         35% Base Salary*

         EBITDA = $34.428M                                    15% Base Salary*
         Improve Agway Ops Leverage to 3.3 to 1               25% Base Salary*
         ---------------------------------------------------------------------
         Incentive for Meeting Both =                         50% Base Salary*

         EBITDA = $36.428M                                    30% Base Salary*
         Improve Agway Ops Leverage to 3.2 to 1               45% Base Salary*
         ---------------------------------------------------------------------
         Incentive for Meeting Both =                         75% Base Salary*
                       (*Base Salary As Of June 30, 2002)

         Definitions:
         *EBITDA Target                                       = $34.428M
         *EBITDA Budget                                       = $32.428M
         *Agway Ops Leverage Target - Debt/Equity             = 3.3 To 1
         *Agway Ops Leverage Budget - Debt/Equity             = 3.52 To 1
                       (*Based On Agway Operations Level)


2. Two Year Incentive Plan for Period Ending 6/30/03

           Improve Agway Ops Leverage To 3.1 to 1          50% Base Salary*
           Improve Agway Ops Leverage To 2.9 to 1          75% Base Salary*
           Improve Agway Ops Leverage To 2.7 to 1          100% Base Salary*
        (Agway Operations Leverage Budget - Debt/Equity - 6/30/03 = 3.56 to 1)
                       (*Base Salary As Of June 30, 2003)

3. Consideration will be given for additional incentives as a result of one-time events that financially benefit Agway and occur during the term of the plans.

4. Payout Provisions

     (a) If EBITDA and Leverage Targets are met at different levels for the purposeof annual incentive calculation, the payout is the sum of the two individual payouts. Example: If annual results for EBITDA equals Target at $34.428M (15% Payout) and annual leverage result equals maximum payout level of 3.2 to 1 (45% Payout), the total payout will be 60% of Base Salary.

     (b) All payouts will be in cash and shall be made in a lump sum within 90 days after the end of the term of the respective incentive plan.

     (c) EBITDA will be calculated after the accrual of the expense for the incentive.

     (d) EBITDA financial covenants under Agway Inc.'s principal credit agreements in effect at the time of each reporting period, both quarterly and annually, must be exceeded in order for a payout to be made under the EBITDA incentive calculations contained in this agreement.

5. Conditions

         (a) If the employee voluntarily terminates employment for good reason (as hereinafter defined) or if Agway terminates his employment without cause (as hereinafter defined) during the plan period, he will be eligible for a payout under both plans. The payout will be calculated on a pro-rated basis (using completed weeks of service during the incentive period) representative of the employee's period of active full time employment during the term of each such plan.

         (b) If the employee dies, retires (as hereinafter defined), or becomes permanently disabled to such a degree that he is prevented from performing the usual duties of his position, he (or his estate) will be eligible for a payout under both plans. The payout will be calculated on a pro-rated basis (using completed weeks of service during the incentive period) representative of the employee's period of active full time employment during the term of each such plan.

         (c) If there is a change of control (as defined in the Indemnification Agreement between Agway Inc. and the employee) during the plan period, the employee will be deemed fully vested in both the annual and long-term incentive plans. Fully vested means the payout will be fully earned without a reduction.

         (d) The payout for three events, 5(a), (b), and (c) above, will be calculated based upon target performance. Upon the occurrence of one of these three events (a), (b) or (c) the employee (or his estate) will also receive a payout equal to 100% of his base salary. Payout for these three events, 5(a), (b), and (c) above and payment of base salary shall be made in a lump sum within 90 days after the occurrence of the event.

         (e) If the employee voluntarily quits without good reason or if Agway terminates his employment for cause during an unexpired plan period, he will not be eligible for any part of any payout, payments or other compensation identified in this document for the applicable plan period.

         (f) Incentives earned  under  this  plan  are  taken  into  account for purposes of Agway's employee benefit plan programs to the extent provided by the terms of those programs in effect at the time payments are made.

         (g) Under any of the events described in 5(a), (b) or (c) above, (i) the employee will be deemed on leave status in order to receive full employee benefits at active employee contribution rates for one year, and (ii) the employee will receive for one year following his termination executive level career transition assistance services by a firm selected by the employee and paid for by Agway.

In these incentive plans, "you" and "your" refer to and mean the employee.

For purposes of these incentive plans, "cause" means termination of your employment by Agway acting in good faith due to your (i) willful gross misconduct or gross negligence with respect to your responsibilities, including but not limited to misappropriating any funds or property of Agway, committing any act involving fraud, failing to perform in all material respects any duties reasonably required in the course of your employment (other than such failure resulting from your incapacity due to illness) after Agway has notified you and you have failed to correct such failure within 10 days of such notice, violating in any material respect any written policy of Agway or of your duty of loyalty owed to Agway, or acting in any way that is materially detrimental to the business reputation of Agway, (ii) conviction of, or a plea of guilty or no contest to, a felony or crime of moral turpitude, or (iii) willful repeated use of alcohol or drugs, or your untreated alcoholism or drug abuse, in each case impairing your ability to perform your executive responsibilities.

For purposes of these incentive plans, "good reason" means termination of employment by you acting in good faith due to any of the following occurring without your prior consent (i) any adverse change in your title or any change in your reporting relationship, (ii) any diminution in your responsibility or authority or the assignment to you of duties which are inconsistent with responsibilities normally performed by an executive at your level in similar businesses, (iii) any diminution in your compensation or benefits other than (a) a diminution in your compensation that is implemented in connection with an across the board reduction of executive salaries of the Company or (b) a modification or elimination of any benefit plan that affects other employees of Agway or other senior executives of Agway generally, (iv) the requirement that you relocate outside of the Syracuse, NY area, or (v) the requirement that you sign or be bound by a written noncompetition agreement.

For purposes of these incentive plans, "retire" means attaining the age of 59 1/2 and having at least 3 years of continuous active full-time employment with Agway immediately prior to the date of retirement.

For purposes of these incentive plans, "Base Salary" means the employee's annual salary at the time of the event or indicated determination date before bonuses or other incentives.

6.       Miscellaneous

         (a) The incentive plans are not a contract for continued employment and do not limit the right of Agway to terminate your employment. You are, and shall remain, an employee at will.

         (b) Annual incentive plans targeted at 50% of Base Salary and multi-year incentive plans targeted at 75% of Base Salary with substantially the same parameters for payment as set forth in
             Section 1 above will be initiated in each ensuing fiscal year.

         (c) All payments under the incentive plans are subject to income tax and employment tax withholding.

                                EXHIBIT 10.(ac)

                                     (logo)
             AGWAY INC. PO BOX 4933, SYRACUSE, NEW YORK 13221-4933
                                                      315-449-6127


Donald P. Cardarelli
President
and Chief Executive Officer



January 14, 2002


To:      G. R. Seeber

Re:      Incentive

Jerry, please refer to the following regarding the components of your incentive compensation that will be payable in the event of Agway's sale of Agway Insurance Company:

1. If you voluntarily leave Agway at the time of the closing of any sale of Agway Insurance Company, whether or not to join the acquirer, under your Executive Incentive Plans for Period Beginning July 1, 2001, you will be considered to have terminated employment for "good reason." Therefore, you will be eligible for a payout of one times your base salary and a payout of both your annual and multi-year incentives at target, each pro-rated for time in plan. An example of your payout if closing were to occur on May 31, 02, follows:

         Closing for an Agway Insurance Company Sale Occurs 5/31/02

         Base Salary                                                                 $338,000

         Annual incentive pro-rated at target for period 5/31/02-6/30/02
                           (50% salary target x 11 months/12 months)                  154,917

         Multi-year incentive pro-rated at target for period 5/31/02-6/30/03
                           (75% salary target x 11 months/24 months)                  116,188
                                                                                      -------

                                                              Total                  $609,105

     The foregoing is only an example of the cash payment that may be made to you pursuant to your Executive Incentive Plans for Period Beginning July 1, 2001. (This is not intended as a duplication of amounts that would otherwise be payable to you under that plan.) The provisions of your Executive Incentive Plan shall remain in full force and effect.

2. In addition to any payments that may be made to you pursuant to your Executive Incentive Plan, Agway will also provide an additional incentive/bonus for you to stay as President of Agway Insurance Company through any sale of Agway Insurance Company. This section is in recognition of the added responsibilities you have assumed and will assume to prepare for and complete a sale of Agway Insurance Company.

     Specifically this component will provide you with an incentive/bonus payment equal to 2% of the gross sale price that Agway receives from such a sales transaction or one times your current base salary of $338,000, whichever is greater. This payment would be made within 30 days of closing.

3. Your right to the incentive/bonus payment described above, however, is subject to the following added conditions:

         a. No amount will be payable pursuant to paragraph 2, if the closing of the sale of Agway Insurance Company does not occur on or before December 31, 2002; however, if a definitive agreement has been executed by all parties by December 31, 2002, and such agreement sets forth a required closing date of no later than March 31, 2003, then you will still be entitled to the incentive/bonus payment under paragraph 2 of this letter;

         b. No amount will be payable pursuant to paragraph 2, if you voluntarily terminate your employment prior to the closing of a sale of Agway Insurance Company, or if you continue your employment with Agway after the closing of a sale of Agway Insurance Company; and

         c. In order to avoid the application of Internal Revenue Code Sections 280G and 4999 to any payments that may be made to you, in no event will you be entitled to payments pursuant to this memo, your Executive Incentive Plan, or otherwise that would result in the application of the non- deduction and excise tax consequences imposed by Internal Revenue Code Sections 280G and 4999. Payments to you pursuant to this memo will be limited to the extent necessary to avoid any such application.

Jerry, we appreciate the many contributions you have made to Agway over the past 32 years. I sincerely hope the above meets with your approval and wish you continued success in the future.





                                         /s/  Donald P. Cardarelli
                                         -------------------------
                                              DONALD P. CARDARELLI

/pf

                                EXHIBIT 10.(ad)

================================================================================


                            STOCK PURCHASE AGREEMENT

                                     Between

                                   AGWAY, INC.

                                       and

                            UNITED FARM FAMILY MUTUAL
                                INSURANCE COMPANY



                              DATED: June 14, 2002


================================================================================

                                TABLE OF CONTENTS
                                -----------------

                                                                                    Page
                                                                                    ----


BACKGROUND......................................................................    1

TERMS...........................................................................    1

ARTICLE 1 - DEFINITIONS; GENERAL PROVISIONS.....................................    1
         1.1      Definitions...................................................    1
         1.2      General Provisions............................................    8

ARTICLE 2 - PURCHASE AND SALE OF SHARES.........................................    8
         2.1      Purchase and Sale of Shares...................................    8
         2.2      Purchase Price................................................    8
         2.3      Payment of Purchase Price.....................................    9
         2.4      Escrow Deposit................................................    9
         2.5      Eligible Claims Adjustment....................................    9

ARTICLE 3 - RELATED TRANSACTIONS................................................    9
         3.1      Transfers By Seller...........................................    9
         3.2      Transfer and Payment..........................................    9
         3.3      Transfers by Company..........................................    9
         3.4      Endorsement Agreement.........................................   10
         3.5      Transition Service Agreement..................................   10
         3.6      Employment Agreement and Non-Competition and
                  Confidentiality Agreement.....................................   10
         3.7      Covenant Not To Compete.......................................   10
         3.8      Change of Name................................................   10
         3.9      Employees.....................................................   10

ARTICLE 4 - CLOSING.............................................................   11
         4.1      Closing.......................................................   11
         4.2      Closing Deliveries............................................   11

ARTICLE 5 - REPRESENTATIONS AND WARRANTIES OF SELLER............................   13
         5.1      Organization; Good Standing, Licenses.........................   13
         5.2      Capitalization................................................   13
         5.3      Authority; No Conflict........................................   14
         5.4      Financial Statements..........................................   15
         5.5      No Material Adverse Change....................................   15
         5.6      Title To Assets; Encumbrances.................................   15
         5.7      Taxes.........................................................   16
         5.8      Employee Benefits.............................................   17
         5.9      Legal and Regulatory Compliance...............................   17
         5.10     Legal Proceedings and Contingent Liabilities; Orders..........   18


         5.11     Absence of Certain Changes and Events.........................   18
         5.12     Contracts.....................................................   19
         5.13     Insurance; Reinsurance........................................   20
         5.14     Employees and Agents..........................................   21
         5.15     Labor Matters.................................................   22
         5.16     Intellectual Property.........................................   23
         5.17     Relationships With Related Persons............................   23
         5.18     Powers of Attorney and Suretyships............................   23
         5.19     Warranties....................................................   23
         5.20     Brokers or Finders............................................   23
         5.21     Exclusivity of Representations................................   23
         5.22     Disclosure....................................................   24

ARTICLE 6 - REPRESENTATIONS AND WARRANTIES OF PURCHASER.........................   24
         6.1      Organization and Good Standing................................   24
         6.2      Authority; No Conflict........................................   24
         6.3      Certain Proceedings...........................................   24
         6.4      Brokers or Finders............................................   24
         6.5      Investment Representations....................................   25
         6.6      Financial and Regulatory Matters..............................   25
         6.7      Purchaser's Business Decision.................................   25

ARTICLE 7 - DUE DILIGENCE; UPDATES TO SCHEDULES.................................   25
         7.1      Completion; Verification......................................   25
         7.2      Notice of Breach..............................................   25
         7.3      Updates to Schedules..........................................   26

ARTICLE 8 - COVENANTS OF SELLER.................................................   26
         8.1      Operation of the Business of Company..........................   26
         8.2      No Negotiation................................................   27
         8.3      Consents......................................................   27
         8.4      Cooperation...................................................   27

ARTICLE 9 - COVENANTS OF PURCHASER..............................................   28
         9.1      Consents......................................................   28
         9.2      Cooperation...................................................   28

ARTICLE 10 - CONDITIONS PRECEDENT TO PURCHASER'S OBLIGATION TO CLOSE............   28
         10.1     Accuracy of Representations...................................   28
         10.2     Performance...................................................   28
         10.3     Consents......................................................   29
         10.4     No Proceedings; No Material Adverse Change....................   29
         10.5     Agreements with Mr. Seeber....................................   29

ARTICLE 11 - CONDITIONS PRECEDENT TO SELLER'S OBLIGATION TO CLOSE...............   29
         11.1     Accuracy of Representations...................................   29


         11.2     Purchaser's Performance.......................................   29
         11.3     Consents......................................................   30
         11.4     No Proceedings................................................   30

ARTICLE 12 - TERMINATION........................................................   30
         12.1     Termination Events; Opportunity to Cure.......................   30
         12.2     Effect of Termination.........................................   31

ARTICLE 13 - INDEMNIFICATION; REMEDIES..........................................   32
         13.1     Survival......................................................   32
         13.2     Indemnification By Seller.....................................   32
         13.3     Indemnification By Purchaser..................................   32
         13.4     Time Limitations..............................................   33
         13.5     Limitations on Amount of Liability............................   33
         13.6     Procedure for Indemnification - Third Party Claims............   33
         13.7     Exclusive Remedies............................................   34
         13.8     Certain Exclusions............................................   34

ARTICLE 14 - TAX MATTERS........................................................   34
         14.1     Tax Returns...................................................   34
         14.2     Cooperation - Tax Matters.....................................   35
         14.3     Records.......................................................   36
         14.4     Audits........................................................   36
         14.5     Indemnity.....................................................   37
         14.6     Purchase Price Allocation.....................................   37
         14.7     Section 338(h)(10) Election...................................   37
         14.8     Transfer and Similar Taxes....................................   39
         14.9     Refunds.......................................................   39
         14.10    Tax Sharing Arrangement.......................................   39
         14.11    Conflicts.....................................................   39

ARTICLE 15 - GENERAL PROVISIONS.................................................   39
         15.1     Expenses......................................................   39
         15.2     Public Announcements..........................................   39
         15.3     Confidentiality...............................................   39
         15.4     Notices.......................................................   40
         15.5     Jurisdiction; Service of Process..............................   41
         15.6     Further Assurances............................................   41
         15.7     Books and Records.............................................   41
         15.8     Waiver........................................................   42
         15.9     Entire Agreement and Modification.............................   42
         15.10    Assignments, Successors, and No Third-Party Rights............   42
         15.11    Severability..................................................   42
         15.12    Section Headings, Construction................................   42
         15.13    Time of Essence...............................................   43
         15.14    Governing Law.................................................   43
         15.15    Counterparts..................................................   43

EXHIBITS
--------

Exhibit A                  -       Covenant Not To Compete
Exhibit B                  -       Escrow Agreement
Exhibit C                  -       Endorsement Agreement
Exhibit D                  -       Transition Services Agreement
Exhibit E-1                -       Closing Certificate of Seller
Exhibit E-2                -       Closing Certificate of Purchaser
Exhibit F                  -       Opinion of Counsel to Seller
Exhibit G-1                -       Opinion of Counsel to Purchaser
Exhibit G-2                -       Opinion of Local Counsel to Purchaser
Exhibit H                  -       Financial Statements

                            STOCK PURCHASE AGREEMENT
                            ------------------------

         This STOCK PURCHASE AGREEMENT (the "Agreement") is made and entered as of June , 2002 by and between AGWAY, INC., an agricultural cooperative
        ---
incorporated under the laws of the State of Delaware ("Seller") and UNITED FARM FAMILY MUTUAL INSURANCE COMPANY, an Indiana mutual property and casualty insurance company (d/b/a Indiana Farm Bureau Insurance "Purchaser").

                                   BACKGROUND
                                   ----------

         A. Seller owns all of the issued and outstanding capital stock of AGWAY INSURANCE COMPANY, a New York property and casualty insurance company (the "Company").

         B. Company is a licensed insurance company under the laws of the State of New York and sixteen other jurisdictions. In connection with the foregoing, Company conducts the business of a licensed property and casualty insurance company including, underwriting, marketing and administering property and casualty insurance policies (the "Business").

         C. Purchaser desires to purchase Company and its Business and, accordingly, the Purchaser is willing to purchase from the Seller, and the Seller is willing to sell to the Purchaser, all of the issued and outstanding shares of capital stock of Company on the terms and conditions set forth in this Agreement.

                                      TERMS
                                      -----

         NOW, THEREFORE, in consideration of the premises and of the mutual covenants, agreements, representations, and warranties set forth in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged, the parties, each intending to be legally bound, hereby agree as follows:

                                    ARTICLE 1
                                    ---------

                         DEFINITIONS; GENERAL PROVISIONS
                         -------------------------------

                  1.1  Definitions.  For  purposes  of  this  Agreement  and the
                       -----------
attached Exhibits and the Schedules, the following terms shall have the meanings specified or referred to in this Section, unless the context otherwise requires:

                           "ADSP" - is defined in Section 14.7(b).

                           "Agway, Inc. Assets" - certain assets used by Company
in its Business that are owned by Seller or Seller's Related Persons (other than Company) and that are to be transferred to Purchaser at Closing as provided in
Section 3.1.

                           "Allocation  Agreement" - the agreement  described in
Section 14.7(b).

                           "Balance  Sheet" - the  statutory  balance  sheets of
Company as of December 31, 2001, copies of which will be included in the Financial Statements.

                           "Balance Sheet Date" - December 31, 2001.

                           "Breach" - a "Breach" of a representation,  warranty,
covenant, obligation or other provision of this Agreement will be deemed to have occurred if there is or has been any material inaccuracy in, or breach of, or any material failure to perform or comply with, the representation, warranty, covenant, obligation or other provision.

                           "Business"   -  the   business   as  defined  in  the
Background to this Agreement.

                           "Closing" - the  consummation  of the purchase of the
Purchased Shares, payment of the Purchase Price and execution and delivery of documents as set forth in Article 4 of this Agreement. Except as otherwise expressly provided in this Agreement or in any document contemplated in this Agreement, all matters at the Closing shall be considered to take place simultaneously and no delivery of any documents shall be deemed complete until all transactions and deliveries of documents are completed.

                           "Closing  Date" - the date  and time as of which  the
Closing actually takes place.

                           "Code"  - the  Internal  Revenue  Code  of  1986,  as
amended,  or any  successor  law.

                           "Company"  - Agway  Insurance  Company,  a  New  York
property and casualty insurance company.

                           "Company  Common  Stock" - the  authorized  capital
stock of Company consisting of two hundred sixty-five thousand (265,000) shares of $20 par, capital stock.

                           "Company  Employee"  - at any  specified  time,  each
person directly employed by Company.

                           "Computation" - the computation  described in Section
14.7(b).
                           "Consent"  -  any  approval,  consent,  ratification,
waiver, or other authorization or release, including, but not limited to, shareholder approval, board of director approval, third party consent and any Governmental Authorization.

                           "Contemplated  Transactions" - the sale and  purchase
of the Purchased Shares and the consummation of the Related Transactions under this Agreement.

                           "Contract"  -  any  agreement  or  contract  (whether
written  or oral)  that is legally binding.

                          "Covenant Not To Compete" - An agreement among Seller,
the  Company  and  Purchaser  in the form of  Exhibit  A to be  entered  into at
Closing.                                       ---------




                           "Damages"  -  collectively, all claims,  Liabilities,
obligations, losses, damages, deficiencies, assessments, judgments, costs, expenses (including, without limitation, reasonable attorneys' fees and costs and expenses incurred in investigating, preparing, defending against or prosecuting any litigation or claim, action, suit, or other Proceeding or demand), with respect to which the Seller or the Purchaser is entitled to receive indemnification pursuant to the provisions of Sections 13.2 and 13.3, respectively; provided, however, that (i) in no event shall "Damages" include punitive damages or lost profits or other incidental or consequential damages and (ii) in the event that the loss, claim or other Liability that gave rise to the right to receive indemnification (A) is covered by insurance maintained by or for the benefit of the party entitled to receive indemnification or that was heretofore or is hereafter maintained by Company, or (B) results in a Tax Benefit to the party entitled to receive indemnification, the amount of any "Damages" that such party would otherwise be entitled to receive will be reduced by the amount of any such insurance proceeds or Tax Benefit.

                           "Disclosure  Schedules"  - Schedules  referenced  in
Articles 3 and 5 to be delivered to Purchaser by Seller, and Schedule 6.2(c) to be delivered to Seller by Purchaser, simultaneously with, and pursuant to, this Agreement.

                           "Eligible  Claims" - claims  with  respect to assumed
reinsurance written by the Company prior to 1980 that were unreserved, or inadequately reserved, as of December 31, 2001.

                           "Employee Benefit Plans" - collectively,  all "plans"
(as  defined  in ERISA  Section  3(3))  (i) of which  Company  is or was a "Plan
Sponsor" (as defined in ERISA Section 3(16)(B)) or (ii) to which Company otherwise contributes or has contributed or (iii) in which Company employees otherwise participate or have participated.

                           "Employment  Agreement" - an employment  agreement to
be entered into among  Purchaser, Company and Gerald R. Seeber.

                           "Encumbrance" - any mortgage, easement, right of way,
charge, claim, community property interest, condition, equitable interest, lien, option, pledge, security interest, right of first refusal or restriction or adverse claim of any kind, including any restriction on use, voting, transfer, receipt of income, or exercise of any other attribute of ownership, or any other encumbrance or exception to title of any kind.

                           "Endorsement Agreement" - An agreement between Seller
and  Company  in the form of Exhibit C to be entered into at Closing.

                           "Environmental,  Health and Safety Liabilities" -
collectively, any Liabilities arising from or under any Environmental Law or Occupational Safety and Health
Law.

                           "ERISA" - the  Employee  Retirement  Income  Security
Act of 1974, as amended, or any successor law, and regulations and rules issued pursuant to that act or to any successor law.

                           "ERISA   Affiliate"  - means  (a)  any   corporation
included with Company or Seller in a controlled group of corporations within the meaning of Section 414(b) of the Code; (b) any trade or business (whether or not incorporated) which is under common control with Company or Seller within the meaning of Section 414(c) of the Code; (c) any member of any affiliated service group of which Company or Seller is a member within the meaning of Section 414(m) of the Code; or (d) any other person or entity treated as an affiliate of any of Company or Seller under Section 414(o) of the Code.

                           "Escrow Agent" - JPMorgan Chase

                           "Escrow  Agreement" - an agreement  among the parties
and the Escrow Agent in the form of Exhibit B to be entered at Closing.
   ---------

                           "Escrow  Deposit" - the amount  to  be  deposited  by
Purchaser  with the Escrow Agent as provided in Section 2.4.

                           "Financial Statements" - collectively,  (i) Company's
audited statutory statements of admitted assets, liabilities and surplus as of December 31, 1999, 2000 and 2001, and the related statutory statements of income, changes in surplus, and cash flows for the years then ended, including the notes thereto, prepared by PricewaterhouseCoopers, LLP, and (ii) Company's internally prepared balance sheets and related interim statutory statements of income, changes in surplus and cash flows for the period from December 31, 2001 to May 31, 2002. Copies of the audited Financial Statements are attached as Exhibit H.

                           "GAAP" - at any particular time,  generally  accepted
accounting principles as in effect in the United States at such time; provided, however, that, if it is or was permissible to use more than one principle at such time in respect of a particular accounting matter, "GAAP" shall refer to the principle which is or was then employed by Company.

                           "Governmental  Authorization" - any Consent,  license
or permit issued, granted or given by or under the authority of any Governmental Body or pursuant to any Legal Requirement.

                           "Governmental  Body"  -  any  federal,  state, local,
municipal, foreign or other governmental or quasi-governmental entity, including an arbitrator, or authority of any nature.

                           "Income  Tax" - any Tax  measured  in  whole  or part
by gross income, adjusted gross income, or net income, as such terms are understood for federal Tax purposes.

                           "Indiana Commissioner" - Commissioner of the Indiana
Department.

                           "Indiana Department" - the Indiana  Department of
Insurance.

                           "Independent Firm" - is defined in Section 14.1(a).

                           "Intellectual   Property"  -  all  software,   trade
secrets,   patents,  trademarks, copyrights, and any applications therefor in or to which Company has any right or claim.

                           "IRS" - the Internal Revenue Service or  a  successor
agency  performing  similar functions.

                           "Knowledge" -  an  individual  will be deemed to have
"Knowledge" of a particular fact or matter if the individual is actually aware of the fact or matter, or a reasonable individual in a similar capacity would have knowledge of the fact or matter. A Person other than an individual shall be deemed to have "Knowledge" of a particular fact or matter if any individual serving as an officer or director (or in any similar capacity) of such Person has Knowledge of the fact or matter, or a reasonable Person in a similar capacity would have knowledge of the fact or matter.

                           "Leases" - collectively, leases for Personal Property
to which Company is a party.

                           "Legal  Requirement"  - any  United  States  federal,
state or local law, ordinance, principle of common law, regulation or statute as in effect on the date hereof.

                           "Liabilities"  - Any debts,  obligations,  duties or
liabilities of any nature which would be required to be disclosed on a balance sheet prepared in accordance with SAP or GAAP.

                           "Material  Adverse  Effect" or  "Material  Adverse
Change" - any change or effect with respect to Company, other than losses and claims from insurance policies, which is materially adverse to its licenses, permits, certificates of authority or, taken as a whole, to its Business, operations, assets, or financial condition.

                           "New York Superintendent" - the Superintendent of the
New York Department.

                           "New York Department" - the  New York State Insurance
Department.

                           "Occupational  Safety  and  Health  Law" - any  Legal
Requirement or governmental program designed to provide safe and healthful working conditions, and to reduce occupational safety and health hazards.

                           "Order" - any  award, decision, injunction, judgment,
order, ruling, subpoena, or verdict entered, issued, made, or rendered by any court, administrative agency, or other Governmental Body.

                           "Owned  Tangible  Personal  Property" - is defined in
Section 5.6(b).

                           "Person" - any individual,  corporation,  general  or
limited partnership, limited liability company, joint venture, estate, trust, association, organization, or other entity or Governmental Body.

                           "Personal Property" - is defined in Section 5.6(c).

                           "Plans" - any plan defined in Section 5.8(b).

                           "Proceeding"  -  any action, claim, dispute,  demand,
arbitration, audit, hearing, investigation, litigation, or suit (whether civil, criminal, administrative, investigative or informal) commenced, brought, conducted, or heard by or before, or otherwise involving, any Governmental Body.

                          "Purchase Price" - the consideration for the Purchased
Shares  payable by Purchaser pursuant to Section 2.2.

                           "Purchased Shares" - collectively, 265,000 issued and
outstanding  shares of Company Common Stock.

                           "Related  Person" - (1) with respect to a Person that
is an individual shall mean: (i) each other member of the individual's immediate family; (ii) any Person that is directly or indirectly controlled by any one or more members of the individual's immediate family; or (iii) any Person with respect to which one or more members of the individual's immediate family serves as a director, officer, partner, or trustee (or in a similar capacity); or (2) with respect to a specified Person other than an individual shall mean: (i) any Person that directly or indirectly controls, is directly or indirectly controlled by, or is directly or indirectly under common control with the specified Person; and (ii) each Person that serves as a director, officer, partner, or trustee of the specified Person (or in a similar capacity).

                           As  used  in  this  definition,   "control,"  or  any
derivation thereof, shall mean possession, directly or indirectly, of the power to direct or cause the direction of management or policies (whether through the ownership of securities or of partnership or other ownership interests, by contract or otherwise), provided, that, in any event, any Person that owns or holds, directly or indirectly, ten percent (10%) or more of the voting securities or ten percent (10%) or more of the partnership or other equity interests of any other Person (other than as a limited partner of such Person) will be deemed to control that corporation or other Person.

                           "Related  Transactions" - the  transactions  required
under Article 3.

                           "Representative"  - with  respect  to  a   particular
Person shall include any director, officer, employee, agent, consultant, advisor, or other representative of such Person, including legal counsel, accountants and financial advisors.

                           "SAP"  - statutory  accounting  practices  prescribed
or permitted by the Insurance Department of the State of New York, as described in Note 1 to the Audited Financial Statements.

                           "Schedules" - means all of the  Disclosure  Schedules
delivered by Seller to Purchaser,  and Schedule 6.2(c) to be delivered to Seller
                                       --------------
by Purchaser, contemporaneously with the execution of this Agreement.

                           "Section 338(h)(10) Election" - is defined in Section
14.7

                           "Section 338 Forms" - is defined in Section 14.7(a).

                           "Share Purchase Price" - is defined in Section 14.6.

                          "Tax" - any tax of any kind, levy, assessment, tariff,
duty, impost, charge or fee, including, without limitation, income, gross receipts, franchise, ad valorem, value added, excise, real or personal property, asset, sales, use, license, payroll, transaction, capital, net worth, withholding, estimated, social security, utility, workers' compensation, severance, production, unemployment compensation, occupation, premium, windfall profits, transfer and gains taxes or other taxes or similar governmental charge or assessment of any kind imposed, assessed or collected by or under the authority of any Governmental Body, together with any interest, additions, or penalties with respect thereto and any interest in respect of such additions or penalties.

                           "Tax Audit" - is defined in Section 14.4.

                           "Tax  Benefit" - with respect to Damages,  the amount
of actual Tax savings realized by the party entitled to receive indemnification for such Damages in the taxable year in which such Damages are incurred.

                           "Tax  Return" - any   return,  report,  statement,
declaration, estimate, form or other document (including any related or supporting information) filed with or submitted to, or required to be filed with or submitted to, any Governmental Body in connection with the determination, assessment, collection, reporting, or payment of any Tax.

                           "Tax Sharing  Arrangement" - any written or unwritten
agreement or arrangement to which the Company is a party for the allocation or payment of Tax Liabilities or payment for any increase or decrease of Tax Liabilities or payment with respect to a combined, consolidated or unitary Tax Return that includes Company.

                           "Threatened"  - a Proceeding, claim, dispute or other
matter will be deemed to have been "Threatened" if any demand or statement has been made in writing or any notice has been given in writing.

                           "Transfer Taxes" - all sales, transfer, recording, ad
valorem, privilege, documentary, registration, conveyance, excise, license, gains, stamps, duties or similar Taxes.

                           "Transferred  Books  and  Records"  - is  defined  in
Section 15.7.

                          "Transition Services Agreement" - an Agreement between
Seller and Company in the form of Exhibit D to be entered into at Closing.
                                  ---------

                           "Updated Schedules" - is defined in Section 7.3.

                  1.2      General Provisions.
                           ------------------

                           (a)   Unless  expressly  provided  otherwise  in this
Agreement,  or unless the context requires otherwise:

                                    (i)     all  accounting  terms used in  this
         Agreement shall have the meanings or interpretation given to them in accordance with SAP or GAAP, as the context may require;

                                   (ii)    the singular shall mean  the  plural,
         the plural shall mean the singular, and the use of any gender shall include all genders; and all references to any particular party defined herein shall be deemed to refer to each and every Person defined herein as such party individually, and to all of them, collectively, jointly and severally, as though each were named wherever the applicable defined term is used;

                                  (iii)   all  references to  "Sections"   shall
         be deemed to refer to the provisions of this Agreement, all references to "Exhibits" shall be deemed to refer to Exhibits to this Agreement;

                                  (iv)    all  references  to  time herein shall
         mean Eastern Standard Time or Eastern Daylight Time, as then in effect in Syracuse, New York; and
                                  (vi)    all    references    to   sections,
         subsections, paragraphs or other provisions of any Legal Requirement that consists of a law, ordinance, regulation, statute or treaty, shall be deemed to include successor, amended, renumbered and replacement provisions thereof.

                                    ARTICLE 2
                                    ---------

                          PURCHASE AND SALE OF SHARES
                          ---------------------------

                  2.1 Purchase and Sale of Shares.  On the terms and  conditions
                      ---------------------------
set forth in this Agreement, at the Closing Purchaser will purchase from the Seller, and the Seller will sell, assign, transfer and deliver to Purchaser (free and clear of all Encumbrances), all of the Purchased Shares.

                  2.2 Purchase Price. Subject to possible adjustment as provided
                      ---------------
in Section 2.5, the consideration to be paid by the Purchaser to the Seller for all Purchased Shares shall be an amount equal to Twenty-One Million Dollars ($21,000,000.00), which amount shall include the Five Hundred Fifty Thousand Dollar ($550,000) Escrow Deposit described in Section 2.4.

                  2.3 Payment of Purchase Price.  The Purchase  Price,  less the
                      -------------------------
Escrow Deposit, shall be paid by Purchaser at the Closing by wire transfer of immediately available funds to an account to be designated at least two days before the Closing Date by Seller.

                  2.4 Escrow Deposit. Subject to possible adjustment as provided
                      --------------
in Section 2.5, at or prior to Closing Purchaser shall deliver to the Escrow Agent Five Hundred Fifty Thousand Dollars ($550,000) (the "Escrow Deposit") to be held in escrow and disbursed as provided in the Escrow Agreement.

                  2.5 Eligible  Claims  Adjustment.  The Purchase  Price and the
                      ----------------------------
amount of the Escrow Deposit shall be reduced by the amount, if any, of Eligible Claims paid by Company prior to the Closing, provided that the total amount of any such reduction shall not exceed $550,000. Eligible Claims paid after Closing shall be paid from the Escrow Deposit without further adjustment.

                                    ARTICLE 3
                                    ---------

                              RELATED TRANSACTIONS
                              --------------------

                  3.1      Transfers  By  Seller.  Certain  assets  used  by
                           ---------------------
Company in its business are owned by Seller or Related Persons of Seller (other than Company). At or prior to the Closing, Seller will cause the following assets to be transferred and conveyed to the Company:

                           (a)   Fixed  Assets.  The fixed assets  listed on
                                 -------------
Schedule  3.1(a) of the  Disclosure Schedules.

                           (b)   Trademarks. The registered service marks listed
                                 ----------
on Schedule  3.1(b) to the Disclosure Schedules.

                           (c)   Information Technology.  The  computer hardware
                                 ----------------------
and software listed on Schedule 3.1(c) of the Disclosure Schedules.
------

                           Hereafter, the assets described in  Sections  3.1(a),
(b) and (c) are  referred  to collectively as the "Agway, Inc. Assets."

                  3.2    Transfer and Payment . Seller shall transfer,  or cause
                         --------------------
to be transferred, good and marketable title to the Agway, Inc. Assets, to Company, free and clear of all Encumbrances, but subject to the software licenses listed in Schedule 3.1(c) of the Disclosure Schedules. All Agway, Inc. Assets shall be transferred to the Company "as is" except that Agway shall assign to the Company its rights under any third party warranties relating to the Agway, Inc. Assets.

                  3.3   Transfers by Company. Prior to the Closing, Company will
                        --------------------
assign and transfer to Seller all rights (including the right to use) in the name "Agway," including all trade names and marks, registered or unregistered, that include the name "Agway," provided, however, that Company shall be entitled to use the name "Agway" in identifying itself as "successor to Agway Insurance Company" or "formerly known as Agway Insurance Company" and similar identifying phrases for a period of one year, under the terms and subject to the conditions set forth in the Endorsement Agreement.

                  3.4   Endorsement  Agreement.  - At the  Closing,  Seller  and
                        ----------------------
Company  shall  enter  into an Endorsement Agreement in the form of Exhibit C.


                  3.5      Transition  Service  Agreement. - At Closing,  Seller
                           ------------------------------
and Company shall enter into a Transition Service Agreement in the form of Exhibit D.


                  3.6    Employment    Agreement   and    Non-Competition    and
                        -------------------------------------------------------
Confidentiality  Agreement. - At the Closing,  Purchaser,  Company and Company's
--------------------------
current President, Gerald R. Seeber, will enter into an Employment Agreement and a Non-Competition and Confidentiality Agreement on terms to be agreed upon for the continuation of Mr. Seeber's employment by Company following Closing.

                  3.7    Covenant Not To Compete. At Closing, Seller and Company
                         -----------------------
shall enter into a Covenant Not To Compete in the form of Exhibit A.


                  3.8   Change of Name. - Effective as of the Closing, Company's
                        --------------
charter shall be amended pursuant to Section 1206 of the New York Insurance Law to change its corporate name to a new name to be selected by Purchaser which will not contain the word "Agway."

                  3.9      Employees.
                           ---------

                           (a)  Effective as of the Closing  Date,  Seller shall
cause the Company to terminate the employment of such Company Employees as Purchaser shall specify in a notice delivered to Seller within 60 days of signing this Agreement (the "Terminated Company Employees"). Subject to Article 13, Purchaser shall indemnify, defend and hold Seller harmless from any claims or Proceedings by the Terminated Company Employees asserting that the termination of their employment pursuant to this Section 3.9(a) constituted a wrongful termination in violation of applicable law, provided, however, that the foregoing covenant shall not extend to claims or Proceedings seeking benefits, rights or remedies (including, without limitation, severance and other fringe benefits) under any of the Plans. Any suit or Proceeding as to which Purchaser is obligated to indemnify Seller pursuant to this Section 3.9(a) shall not constitute a Material Adverse Change for purposes of this Agreement.

                           (b)   Seller shall coordinate the termination of each
Terminated Company Employee with Purchaser and shall allow Purchaser to participate in such termination process to the extent Purchaser desires to do so. Seller shall be solely responsible for and shall provide all severance benefits and other fringe benefits Company Employees are eligible for under the Plans, including without limitation vacation pay earned or accrued but not used by all Company Employees on or prior to the Closing Date. In addition, Seller shall be solely responsible for and shall provide all accrued benefits and/or contributions under the Plans.

                           (c)   Except  as  set  forth  on  Schedule 3.9 of the
Disclosure Schedules, effective as of the Closing Date, Seller shall, and to the extent necessary or appropriate shall cause the Company to, terminate the active participation of all Company Employees in the Plans such that Company Employees shall not accrue additional benefits under the Plans after the Closing Date.

                           (d)   Effective as of the Closing Date,  Seller shall
and, to the extent necessary or appropriate shall cause the Company to, terminate the Company's participation in all Plans.

                                    ARTICLE 4
                                    ---------

                                     CLOSING
                                     -------

                  4.1    Closing. Unless otherwise agreed, the Closing will take
                         -------
place at the offices of Bond, Schoeneck & King, LLP in Syracuse, New York at 10:00 a.m. on the date that is ten (10) business days following the satisfaction (or waiver) of all conditions to Closing.

                  4.2    Closing Deliveries.  At the Closing:
                         ------------------

                         (a)   The  Seller  will  deliver,  or   cause  to  be
delivered, to Purchaser:

                               (i)     the   original   stock   certificates
         representing all of the Purchased Shares accompanied by duly executed stock transfer powers endorsed in blank;

                               (ii) the minute book, stock records, and corporate seal of Company;

                               (iii)   certified  copies of  resolutions   duly
         adopted by the board of directors of Seller approving the execution and delivery of this Agreement and the consummation of the Contemplated Transactions;

                               (iv) certificates contemplated by Section 10.1, 10.2, 10.3 and 10.4;

                               (v) a certificate of compliance issued by the New York Department and the insurance regulatory authority for each other jurisdiction in which Company is conducting Business;

                               (vi) copies of the certificate of authority of Company for each state or other jurisdiction in which Company is conducting Business;

                               (vii) the Covenant Not To Compete executed by Seller;

                               (viii)  the Escrow Agreement executed by Seller;

                               (ix) the Endorsement Agreement executed by Seller;

                               (x) the Transition Services Agreement executed by Seller;

                               (xi) a closing certificate executed by the Seller in substantially the form attached as Exhibit E-1;
                                                        -----------

                               (xii) resignations, effective as of the Closing Date, of all of the directors and officers of Company with the exception of Gerald R. Seeber and any Vice President(s), designated by Purchaser, who will continue employment with Company after the Closing Date;

                               (xiii)  documents  reasonably   satisfactory   to
         Purchaser evidencing the transfer and conveyance of the Agway, Inc. Assets to the Company by Seller;

                               (xiv) an opinion letter of Bond, Schoeneck & King, LLP, counsel to the Seller and Company, in the form attached as Exhibit F;
            ---------

                               (xv) all other certificates, instruments and documents to be delivered by the Seller and/or Company pursuant to this Agreement.

                      (b) Purchaser will deliver, or cause to be delivered, to the Seller:

                               (i) the Purchase Price payable in the manner described in Section 2.3;

                               (ii) certified copies of resolutions duly adopted or consented to by the board of directors of Purchaser approving the execution and delivery by Purchaser of this Agreement and the consummation of the Contemplated Transactions;

                              (iii) certificates contemplated by Sections 11.1, 11.2., 11.3 and 11.4;

                              (iv) the Covenant Not To Compete executed by Company;

                              (v)    the Escrow Agreement executed by Purchaser;

                              (vi) the Endorsement Agreement executed by Company;

                              (vii) the Transition Services Agreement executed by Company; and

                              (viii)  a   closing   certificate   executed  by
         Purchaser in substantially the form attached as Exhibit E-2;
                                                         -----------

                              (ix) opinion letters of counsel to Purchaser, Sommer & Barnard, P.C. and Hinman Straub P.C., in substantially the form attached as Exhibit G-1 and Exhibit G-2; and
                          -----------     -----------

                              (x) all other certificates, instruments and documents to be delivered by Purchaser pursuant to this Agreement.

                                    ARTICLE 5
                                    ---------

                    REPRESENTATIONS AND WARRANTIES OF SELLER
                    ----------------------------------------

                  Seller represents and warrants to Purchaser as follows:

                  5.1      Organization; Good Standing, Licenses.
                           -------------------------------------

                           (a)   Seller is a corporation duly organized, validly
existing and in good standing under the laws of the State of Delaware, and with all requisite power to enter into and perform its obligations under this Agreement.

                           (b)   Company  is   a  corporation   duly  organized,
validly existing, and in good standing under the laws of the State of New York, with full corporate power and authority to (i) conduct its Business as it is now being conducted, (ii) own its properties and assets, and (iii) perform its obligations under all material Contracts to which it is a party. Company is duly qualified to do Business as a foreign corporation and is in good standing under the laws of each state or other jurisdiction and where the nature of its business or the property owned or leased by it makes qualification necessary, which states and jurisdictions are set forth on Schedule 5.1(b) of the Disclosure Schedules.

                           (c)   Company is duly licensed to  sell  property and
casualty  insurance  in the  states  and  jurisdictions  listed on the  attached
Schedule 5.1(c) of the Disclosure Schedules, which Schedule also lists the product lines Company is licensed to sell in the listed states and jurisdictions.

                           (d)   Company  keeps and  maintains  books,  accounts
and records that accurately account in all material respects for and reflect the assets, properties, liabilities, obligations, affairs and results of the conduct and operation of its Business. The minute books of Company contain an accurate and complete record in all material respects of all meetings and consents of its shareholder(s) and board of directors, and of the issuance of the issued and outstanding Company Common Stock. Those books and records, and all records, deeds, agreements and other documents relating to the affairs of Company are in the control of Company and in the possession of the Company or Iron Mountain Records Management, Syracuse, New York.

                           (e)   Company   has  no  subsidiaries  and   has  no
ownership interest in any joint venture, partnership, limited liability company or similar business organization.

                  5.2      Capitalization.
                           --------------

                           (a)   Company's authorized  capitalization   consists
of two hundred sixty-five thousand (265,000) shares of $20 par, common stock, all of which are issued and outstanding.

                           (b)   Seller  is  the  beneficial and record owner of
the Purchased  Shares,  which are free and clear of all Encumbrances.

                           (c)   Subject to the receipt of any required Consents
set forth on Schedule  5.3(c) and Schedule  6.2(c) of the Disclosure  Schedules,
             ----------------
Seller has complete and unrestricted power to sell, assign, and deliver good and marketable title to the Purchased Shares to Purchaser.

                           (d)   The   Purchased  Shares  are  duly  authorized,
validly issued, fully paid, and nonassessable and constitute all of the issued and outstanding shares of capital stock of Company. There are no outstanding options, warrants or other rights or agreements, including conversion or preemption rights or rights of first refusal, for the issuance of additional shares of stock by Company.

                  5.3      Authority; No Conflict.
                           ----------------------

                           (a)   This  Agreement  has  been duly approved by the
Board of Directors of Seller. This Agreement constitutes the legal, valid, and binding obligation of Seller, and is enforceable against Seller in accordance with its terms.

                           (b)   The  consummation   of  the   Contemplated
Transactions  will  not,  directly  or indirectly:

                                 (i)   conflict  with, or result in a  violation
     of, any provision of the certificate of incorporation, by laws or other organizational documents of Seller or Company;

                                 (ii)   subject  to the receipt of the  Consents
     set forth on Schedule 5.3(c) and Schedule 6.2(c) of the Disclosure Schedules, contravene, conflict with, or result in a material violation of any existing license or other Governmental Authorization held by Seller or Company, or give any Governmental Body or other Person the right to challenge the Contemplated Transactions or to exercise any remedy or obtain any relief under any Legal Requirement or any Order to which Seller or Company are subject, or give any Governmental Body the right
     to  revoke,  withdraw,   suspend  or  terminate  any  Governmental
     Authorization held by Seller or Company.

                                 (iii)   subject to the receipt of the  Consents
     set forth on Schedule 5.3(c) and Schedule 6.2(c) of the Disclosure Schedules, contravene, conflict with, or result in a violation or breach of any provision of, or give any Person the right to declare a default or exercise any remedy under, or to accelerate the maturity or performance of, or to cancel or terminate, any material Contract to which Company is a party; or

                                 (iv)    result  in  the  imposition or creation
     of any Encumbrance upon or with respect to any of the property or assets of Company or the Purchased Shares.

                           (c)   Except as set forth in  Schedule  5.3(c) of the
Disclosure Schedules, to the Knowledge of Seller, neither Seller nor Company is, or will be, required to give any notice to or obtain any

     Consent from any Person or Governmental Body in connection with the Contemplated Transactions.

                  5.4      Financial Statements.
                           --------------------

                           (a)   The  audited  Financial  Statements (i) present
fairly, in all material respects, the admitted assets, liabilities and surplus of Company as of their respective dates, of and for the years referred to in the Financial Statements, in accordance with SAP, and the related statutory statements of income, changes in surplus and cash flows, and (ii) reflect the consistent application of SAP throughout the periods involved, except as disclosed in the audited Financial Statements. The unaudited monthly and quarterly Financial Statements (i) present fairly, in all material respects, the admitted assets, liabilities, and surplus of Company and the related statutory statements of income (monthly statements) and, in the case of quarterly statements, changes in surplus and cash flows, as of their respective dates, subject to normal recurring year-end adjustments the effect of which will not, individually or in the aggregate, be materially adverse, and, in the case of quarterly statements, (ii) reflect the consistent application of SAP throughout the periods involved.

                  5.5      No Material  Adverse  Change. Except as disclosed  in
                           ----------------------------
Schedules, since the Balance Sheet Date there has not been any Material Adverse Change.

                  5.6      Title To Assets; Encumbrances.
                           -----------------------------

                           (a)   The  Company  does  not  own  or lease any real
property  and as of the  Closing, will not lease any Personal Property.

                           (b)   The  Company  has  good  and  marketable  title
to all machines, furniture, equipment and other tangible personal property used exclusively by Company in its Business and located on the third floor of Seller's headquarters building, 333 Butternut Drive, Dewitt, New York 13214 as of Closing. Hereafter, these assets are referred to as "Owned Tangible Personal Property." All of the Owned Tangible Personal Property are owned by Company free and clear of all Liabilities or Encumbrances.

                           (c)   Except  as  disclosed  in  Schedule  5.6 of the
                                                            ------------
Disclosure Schedules, Company has good and marketable title to, or right to use by valid enforceable Lease or Contract, all other properties and assets (whether real, personal, tangible, intangible or otherwise) Company purports to own or which Company has exclusive use of in its Business. All of such properties or assets and such Owned Tangible Personal Property are referred to collectively as "Personal Property."

                           (d)   Seller  and its Related  Persons  have good and
marketable title to the Agway, Inc. Assets to be transferred to Purchaser pursuant to Article 3 of this Agreement (subject to the software licenses listed on Schedule 3.1(c)) (of the Disclosure Schedules), free and clear of all Liabilities or Encumbrances except as listed in Schedule 3.1(c) of the Disclosure Schedules, which Liabilities or Encumbrances shall be satisfied or released prior to the Closing.

                           (e)   With  respect  to  each  Lease of the  Personal
Property  (i) Company has a valid leasehold interest in such Personal  Property,
(ii) such Lease is in full force and effect in accordance with its terms, (iii) all rents and other monetary amounts that have become due and payable thereunder have been paid in full, (iv) no waiver, indulgence, extension or postponement of any obligations thereunder has been granted by any party thereto, (v) there exists no default or breach (or an event that, with notice or lapse of time or both, would constitute a default or breach) under such Lease, and (vi) the transactions contemplated by this Agreement will not constitute a default or breach, or cause the termination or any modification, of such Lease.

                  5.7      Taxes.
                           -----

                           (a)   Except as set forth in Schedule  5.7(a)  of the
                                                        ----------------
Disclosure Schedules, all material Tax Returns that were required to be filed by or on behalf of Company have been prepared and filed in accordance with applicable Legal Requirements (taking into account any valid extensions of time for filing). All such Tax Returns were true and correct in all material aspects and there is no unresolved audit, claim, adjustment, or deficiency proposed or assessed concerning any Tax Liability relating to Company. All Tax Liabilities that have become due pursuant to any such Tax Returns and any tax assessment relating to Company have been paid, or provision has been made for the payment thereof, except those Tax Liabilities, if any, listed in such Schedule 5.7(a) of the Disclosure Schedules that are being contested in good faith and for which adequate reserves (determined in accordance with SAP) have been provided in the Financial Statements. Any positions taken on such Tax Returns that could give rise to a substantial understatement of federal income Tax to Seller or Company within the meaning of Section 6662(d) of the Code either were based on "substantial authority" or were "adequately disclosed" and had a "reasonable basis," in each case within the meaning of Section 6662(d)(2)(B) of the Code. No claim has ever been made by any jurisdiction where no Tax Return has been filed by or on behalf of Company that Company is or may be subject to Tax by such jurisdiction.

                           (b)   There  are  no  agreements,  waivers  or  other
arrangements providing for the extension of time with respect to the filing of any Tax Return, the payment of any Tax Liability, or the assessment of any Tax Liability with respect to Company. Except as set forth in Schedule 5.7(b) of the Disclosure Schedules, there are no Tax Sharing Arrangements. Company has not made, is not obligated to make, and is not a party to any agreement or arrangement under which it might become obligated to make any "excess parachute payments" within the meaning of Section 280G of the Code. No consent has been given to the application of Section 341(f) of the Code (or any predecessor provision) to Company. No closing agreement pursuant to Section 7121 of the Code (or any predecessor provision) or any similar provision of state or local law has been entered into by or with respect to Company. No adjustment pursuant to
Section 481 of the Code (or any predecessor provision) or any similar provision of state or local law has been agreed to by or on behalf of Company, nor is any such adjustment required to be made, by reason of any change in any accounting method by Company, nor has any application for any such change been made to any Tax Governmental Body. Neither the IRS nor any other Tax Governmental Body has proposed any such change or adjustment of accounting method. All ceding commissions and expenses, if any, paid or accrued by Company in connection with any reinsurance arrangement or contract or transaction have been capitalized and amortized over the life or lives of such reinsurance arrangement or contract in accordance with applicable Tax law. Company has never been either a "distributing corporation" or a "controlled corporation" in a transaction described in Section 355 of the Code. Except for the affiliated group of corporations of which Seller is the parent and Company is a member. Company has never been a member of any affiliated, consolidated, combined or unitary group or participated in any other arrangement whereby any income, revenues, receipts, gain or loss of Company was determined or taken into account for Tax purposes with reference to or in conjunction with any other Person, nor does Company have any Liability for Taxes for any other Person, except for the affiliated group of corporations of which Seller is the parent and Company is a member, under Treasury Regulation Section 1.1502-6(a) (or any similar provision of any other provision of state, local, or foreign law). Company is not and has never been a United States real property holding corporation within the meaning of Section 897(c)(2) of the Code.

                  5.8      Employee Benefits.
                           -----------------

                           (a)   Except  as set forth on Schedule  5.8(b) of the
                                                         ----------------
Disclosure Schedules, neither Company nor any ERISA Affiliate maintains, or has ever maintained or contributed to, or been required to contribute to any Employee Benefit Plan covered by Title IV of ERISA or any Multiemployer Plan (as defined in ERISA Section 3(37)(A)).

                           (b)   Company Employees  participate in various plans
sponsored by Seller, including those listed on Schedule 5.8(b) of the Disclosure Schedules, which is a true and complete list of each Employee Benefit Plan and each pension, retirement, profit sharing, deferred compensation, or other similar plan, arrangement or agreement; each medical, dental or other health insurance plan; each life or disability insurance plan; each severance plan; and each sick-time, paid-time-off, vacation pay and other personnel policy or payroll practice, which provides benefits to Company Employees ("Current Plans"). Seller may also have sponsored Employee Benefit Plans, pension, retirement, profit sharing, deferred compensation and other similar plans; medical, dental or other health insurance plans; life or disability insurance plans; severance plans; and sick-time, paid-time-off, vacation pay and other personnel policy or payroll practices for former Company Employees, such plans and the Current Plans hereinafter referred to collectively as "Plans".

                           (c)   All  Plans have  been  administered  and are in
compliance with their individual terms and with applicable law, so that neither Company nor Purchaser shall be subject to any Damages or Liability attributable to any period prior to the Closing Date that could reasonably be expected to have a Material Adverse Effect.

                           (d)   Seller  has  made,  or  will  make on or  after
the Closing Date, all Plan contributions required and attributable to service performed by participants in the Plans on or before the Closing Date.

                           (e)   Seller shall  be responsible for the payment of
claims by Company Employees for welfare and severance benefits under the Plans to the extent the claims arise from losses that occur, or from covered expenses that are incurred, on or before the Closing Date.

                  5.9    Legal and Regulatory Compliance. To the  Knowledge  of
                         -------------------------------
Seller,  Company  operates  the  Business  in  substantial  compliance  with all
applicable   federal  and  state  statutes  and  all  Legal   Requirements   and

Governmental Authorizations. Within the past five years from the date of this Agreement, neither Seller nor Company has received any written notice of noncompliance by the Company with any applicable Legal Requirements or Governmental Authorizations where failure to be in compliance could reasonably be expected to have a Material Adverse Effect.

                  5.10     Legal Proceedings and Contingent Liabilities; Orders.
                           ----------------------------------------------------

                           (a)   Except  as  set  forth  in Schedule 5.10 of the
                                                           -------------
Disclosure Schedules, and for (i) claim files or Proceedings relating to claims for policy benefits under insurance policies issued by Company and (ii) for Eligible Claims as defined in the Escrow Agreement:

                                 (1) there is no pending Proceeding that has been commenced by or against Company;

                                 (2) no Proceeding is pending or, to the Knowledge of Seller Threatened, that challenges, or that would have the effect of preventing or rendering illegal the Contemplated Transactions;

                                 (3)   to  the   Knowledge  of  Seller,   no
         Proceeding of the type described in Section 5.10(a)(1) has been Threatened; and

                                 (4)   to  the  Knowledge   of  Seller,  Company
         has  no  material  contingent liabilities.

                           (b)   There is no material Order to which the Company
or any of its  property or assets, or the Agway, Inc. Assets, is subject.

                  5.11     Absence  of Certain  Changes  and  Events.  Since the
                           -----------------------------------------
Balance Sheet Date, Company has conducted its Business in the ordinary course and except as set forth in Schedule 5.11 of the Disclosure Schedules, the Company has not:

                           (a)   suffered  any  damage,  destruction  or  loss,
whether or not covered by insurance, which has a Material Adverse Effect;

                           (b)   suffered  or  experienced  any Material Adverse
Change;

                           (c)   issued   or  agreed  to  issue  any  additional
securities;

                           (d)   declared,  set  aside  or  paid any dividend or
other distribution in respect of its capital stock, made or agreed to any redemption, purchase or other acquisition of any shares of its capital stock or subdivided, consolidated or otherwise recapitalized, its capital stock or authorized any of the foregoing;

                           (e)   transferred,  sold, conveyed or disposed of any
of its assets other than in the ordinary course of business and consistent with past practices; or

                           (f)   encumbered  any  of  its assets or incurred any
indebtedness or other liabilities (contingent or absolute), other than unsecured debts and liabilities incurred in the ordinary course of business and consistent with past practices;

                           (g)   suffered  any  change  in  the  status  of  any
certificate of authority;

                           (h)   other than in the ordinary  course of business,
changed any products, policy provisions, licenses, permits, reinsurance, operations, properties, pricing, underwriting, investment or accounting practices or methods of Company;

                           (i)   been  involved in any Proceeding  with  respect
to the merger, consolidation, supervision, rehabilitation, conservation, liquidation or reorganization of Company;

                           (j)   implemented any change in a Plan (as defined in
Section 5.8(b)), ;

                           (k)    experienced   any   change  in  any  terms  or
provisions of any license or other Contract related to Intellectual Property listed on Schedule 5.12 of the Disclosure Schedules in response to Section 5.12(a)(iv), other than in the ordinary course of business, or experienced any change in any terms or provisions of any other Contracts listed on Schedule 5.12 and/or Schedule 5.13(a) of the Disclosure Schedules; or

                           (l)   other than in the ordinary course of  business,
implemented any change in compensation, fees, commissions or other benefits paid or payable by Company to any employees, officers, directors, agents, managing general agents, brokers, or third-party administrators.

                  5.12    Contracts.  (a) Except for Contracts of insurance  and
                          ---------
reinsurance, Schedule 5.12 of the Disclosure Schedules sets forth a complete and accurate list of, and Seller has made available to Purchaser for its review true and complete copies, including all amendments, of:

                         (i) all loan or credit agreements, lines of credit, letters of credit, promissory notes, land or conditional sales contracts, other title retention agreements, security agreements, mortgages, deeds of trusts, indentures, bonds, guaranties of the debts or obligations of a third party, or other contracts, agreements or instruments pursuant to which Company is indebted or liable to any person for borrowed money or for the deferred purchase price of any property, capitalized leases pursuant to which Company leases Personal Property, and pledge agreements to which Company is a party;

                        (ii) each Contract that involves performance of services or delivery of goods or materials by or to Company of an amount or value in excess of Fifty  Thousand  Dollars  ($50,000) per year;

                        (iii) each Contract that was not entered into in the ordinary course of business and that involves expenditures or receipts of Company in excess of Fifty Thousand Dollars ($50,000) per year;

                        (iv) each licensing agreement or other Contract with respect to any of the Intellectual Property;

                        (v) each employment Contract or consulting agreement between Company and any employee, group of employees, or other Person;

                        (vi) each Contract containing covenants that purport to restrict, in any material respect, Company's business activity or limit, in any material respect, the freedom of Company to engage in any line of business or to compete with any Person;

                        (vii) each Contract for capital expenditures in excess of Fifty Thousand Dollars ($50,000) to which Company is a party;

                        (viii) each material Contract entered into by Company for, or regarding, the sale or distribution of insurance products, by any broker, agent or other Representative of Company, and each agent incentive plan, which will be outstanding or otherwise in effect at the Closing Date, together with the name and address of each broker, agent or other Representative of Company that is engaged in the sale or distribution of insurance products sold by Company; and

                        (ix)    each Lease.

With respect to contracts referenced in Section 5.12(a)(viii), it is agreed that
Schedule 5.12 of the Disclosure Schedules may list Company's standard contract forms together with a list of brokers, agents, and other Representatives as of May 7, 2002, rather than a list of each individual Contract. For purposes of Closing, this list shall be updated to the end of the quarter immediately preceding the Closing.

                       (b) To the Knowledge of Seller, but without investigation or review of individual agency contracts, except as set forth in
Schedule 5.12 of the Disclosure Schedules, each Contract or Lease identified in Schedule 5.12 of the Disclosure Schedules is in full force and effect and is valid and enforceable in accordance with its terms.

               5.13     Insurance; Reinsurance.
                        ----------------------

                        (a) Schedule 5.13(a) of the Disclosure Schedules sets forth an accurate and complete list of all insurance policies of any nature whatsoever maintained by Company, or on its behalf, as an insured at any time during the three year prior to the date of this Agreement and the annual or other premiums payable from time to time for each such policy. There are no outstanding requirements or recommendations of any insurance company that issued any such policy or of any Governmental Body that requires or recommends any changes in the conduct of the Business of, or any repairs or other work to be done on or with respect to any of the properties or assets of, Company.

                           (b)   Schedule  5.13(b) of  the Disclosure  Schedules
                                 ----------------
contains an accurate and complete list of all forms of insurance policies, contracts and endorsements currently issued. Company has provided Purchaser with an accurate and complete copy of each such form. Each such form has been filed or approved by all appropriate Governmental Bodies and complies with
all  applicable   laws,   rules  and regulations.

                           (c)   Since  January 1, 1997 Company has not been the
ceding company in an assumption reinsurance transaction or any other transaction pursuant to which another person or entity assumed, or purported to assume, direct or primary liability for any insurance policies and/or contracts issued or assumed by Company.

                           (d)   Except as disclosed in Schedule  5.13(d) of the
                                                        -----------------
Disclosure Schedules, Company is not a party to any joint venture, partnership or similar arrangement with respect to the sale, distribution or marketing of any insurance products.

                  5.14     Employees and Agents.
                           --------------------

                           (a)   Schedule  5.14(a)  of the Disclosure  Schedules
is a true, accurate and complete list containing the name and current position, of each person who is a Company Employee on the date of this Agreement. A separate schedule listing the compensation, including incentive plans, for each Company Employee has been provided to Purchaser.

                           (b)   All Company Employees are employees-at-will.

                           (c)   Schedule  5.14(c) of  the Disclosure  Schedules
                                 ----------------
contains an accurate and complete list of all managing general agents, agents and brokers which, are currently engaged by Company to offer, sell, or solicit the offer or sale of, any insurance policies or contracts, or other insurance products, together with the premium volume realized by Company from each of such managing general agents, agents and brokers during each of the years 1999, 2000 and 2001, and the three months ended March 31, 2002. There have previously been delivered to the Purchaser sample copies of contracts, agreements and other arrangements between Company and such managing general agents, agents or brokers which are currently in effect or under which Company has any remaining obligations or liabilities, including sample commission schedules thereto. No such contract, agreement or arrangement includes any covenant regarding exclusivity for the benefit of any managing general agent, agent or broker.

                           (d)   Except  as  set  forth in  Schedule  5.14(d) of
                                                            -----------------
the Disclosure Schedules, since December 31, 1999, no engagement by Company of any managing general agent, agent or broker to offer, sell, or solicit the offer or sale of, any insurance policies or contracts, or other insurance products, has been terminated or cancelled nor is the engagement of any such managing general agent, agent or broker in the process of being terminated pursuant to the applicable agency contract or agreement. Except as disclosed on Schedule 5.14(d) of the Disclosure Schedules, there are no disputes between Company and any managing general agents, agents or brokers.

                           (e)   To  the  Knowledge  of  Company,  each managing
general agent, agent and broker of Company (i) is and has been duly and properly licensed by all applicable Governmental Bodies, (ii) has engaged in no conduct which could subject Company to any sanctions by any Governmental Body or to any Liability (other than express liabilities under insurance contracts and policies), and (iii) has engaged in no conduct which could subject such managing general agent, agent or broker to sanctions by any Governmental Body.

                           (f)   Except  as  set forth in Schedule 5.14(f),  the
                                                          ----------------
Company does not provide, is not obligated to provide, and has made no commitment to provide, any compensation, fringe benefits, retirement benefits or other benefits which are not expressly provided for in the contracts, agreements and other arrangements referred to in Section 5.14(c) or 5.8(b).

                           (g)   The  Company   has  not  contracted   with  any
third party to provide claims management services relating to claims arising under insurance contracts issued or assumed by the Company.

                  5.15     Labor Matters.
                           -------------

                           (a)   The  Company  is  not  a  party  to  any  labor
Contract, and no strike, slowdown, picketing, work stoppage, labor arbitration or Proceeding in respect of the grievance of any Company Employee is pending or Threatened, and no labor organizational activity or other labor dispute against or affecting the Company, is pending or, to the Knowledge of Seller, Threatened;

                           (b)   all  salaries,  wages  and  other  compensation
(including bonuses, commissions and overtime), sick leave, severance pay and vacation benefits for all Company Employees for all periods through the date of this Agreement have been paid in the ordinary course of business or the cost thereof has been accrued in the Financial Statements;

                           (c)   Company  has  maintained  and  continues  to
maintain, true, accurate and complete payroll, personnel and time records for purposes of compliance with all federal and state minimum wage and overtime laws and right to work laws, including, without limitation, adequate documentation of the applicability of exemptions under such laws;

                           (d)   to  the  Knowledge  of  Seller,  Company  is in
substantial compliance with all Legal Requirements relating to (i) employment and Company Employees, (ii) terms and conditions of employment, (iii) wages and hours and (iv) Occupational Safety and Health; and

                           (e)   except  as set forth in Schedule 5.15(e) of the
                                                         ----------------
Disclosure Schedules, there are no pending or Threatened, and during the last five years have not been any, formal employment-related Proceedings against Company, including, but not limited to, violations of the Age Discrimination in Employment Act of 1967, the Americans With Disabilities Act of 1990, the Rehabilitation Act of 1973, the Family and Medical Leave Act of 1993, the Civil Rights Act of 1866 and 1964, the Employee Retirement Income Security Act, the Occupational Safety and Health Act, and any other employment-related Legal Requirements.

                  5.16     Intellectual Property.
                           ---------------------

                           Schedule  5.16 of  the   Disclosure  Schedules  sets
                           --------------
forth a complete and accurate list of all Intellectual Property owned by Company, and all Contracts to which Company is a party or by which Company is bound that relate to Intellectual Property or similar proprietary rights of other Persons that are licensed by Company. Except for the Intellectual Property set forth on Schedule 5.16 of the Disclosure Schedules, Company does not use any Intellectual Property in the conduct of the Business. Except as set forth in
Schedule 5.16(a) of the Disclosure Schedules, (a) there are no outstanding and, to the Knowledge of Seller, no Threatened disputes or disagreements with respect to any Intellectual Property and (b) Company has not and does not infringe on the intellectual property rights of any Person.

                  5.17     Relationships  With  Related  Persons.  Except as set
                           -------------------------------------
forth  in  Schedule  5.17 of the Disclosure Schedules:

                           (a)   no   Related   Person  of  Company   has  any
interest  in the  assets  of  Company reflected in the Financial Statements; and

                           (b)   no Related  Person of Company is a party to any
material  Contract with, or has any material claim or right against, Company.

                  5.18 Powers of Attorney and Suretyships. Except as set forth in Schedule 5.18 of the Disclosure Schedules, Company has no general or special powers of attorney outstanding (whether as grantor or grantee thereof) and has no obligation or liability (whether actual, accrued, contingent or otherwise) as guarantor, surety, co-signor, endorser, co-maker, indemnitor or otherwise in respect of the obligation of any person, corporation, partnership, joint venture, association, organization or other entity, except as endorser or maker of checks endorsed or made in the ordinary course of business.

                  5.19    Warranties.  Company does not  provide any warranties
                          ----------
(written, oral or otherwise) with respect to any services or products that it provides.

                  5.20    Brokers or Finders.  Except for  compensation  owed to
                          ------------------
Capital   Formation   Group  of  Rochester,   L.P.   which  shall  be  the  sole
responsibility of Seller, neither the Seller nor Company has incurred any obligation or Liability for brokerage or finders' fees or agents' commissions or other similar payments in connection with this Agreement or the Contemplated Transactions.

                  5.21    Exclusivity  of  Representations.  The representations
                          --------------------------------
and warranties made by Seller in this Article 5 are in lieu of, and are exclusive of, all other representations and warranties by Seller including, without limitation, any implied warranties. Seller hereby disclaims any representations or warranties, express or implied, not set forth in this Article or in any document to be delivered by Seller at Closing.

                  5.22    Disclosure.  No  representations or warranty by Seller
                          ----------
to Purchaser contained in this Agreement, and no statement contained in the Disclosure Schedules or any certificate furnished by Seller to Purchaser pursuant to the provisions hereof, contains or will contain any untrue statement of material fact or omits or will omit to state a material fact necessary in order to make the statements herein or therein not misleading.

                                    ARTICLE 6
                                    ---------

                   REPRESENTATIONS AND WARRANTIES OF PURCHASER
                   -------------------------------------------

                  Purchaser represents and warrants to Seller as follows:

                  6.1    Organization  and  Good  Standing.  Purchaser  is  a
                         ------------------------------
corporation duly organized, and validly existing under the laws of the State of Indiana, and with all requisite power to enter into and perform its obligations under this Agreement.

                  6.2     Authority; No Conflict.
                          ----------------------

                          (a)   This  Agreement  has  been  duly approved by the
Board of Directors of Purchaser. This Agreement constitutes the legal, valid, and binding obligation of Purchaser, enforceable against Purchaser in accordance with its terms.

                          (b)   Neither   Purchaser's   execution  and  delivery
of this Agreement nor the performance by Purchaser of its obligations under this Agreement will directly or indirectly:

                                (i) conflict with, or result in a violation of, any provision of the certificate of incorporation, bylaws or other organizational documents of Purchaser;

                                (ii)   subject to the receipt  of  any  required
         consents,   result  in a violation of any Legal Requirement or Order to which Purchaser may be subject; or

                                (iii)  subject to the receipt  of  any  required
         consents,   result  in  a  violation of any Contract to which Purchaser is a party or by which Purchaser may be bound.

                          (c)   Except  as  set  forth in Schedule 6.2(c) of the
Disclosure Schedules, Purchaser is not required to give any notice to or obtain any Consent from any Person or Governmental Body in connection with the Contemplated Transactions.

                  6.3    Certain  Proceedings.  There  is  no pending Proceeding
                         --------------------
that has been commenced against Purchaser and that challenges, or may have the effect of preventing, delaying, making illegal, or otherwise interfering with, the Contemplated Transactions. To the Knowledge of Purchaser, no such Proceeding has been Threatened.

                  6.4    Brokers or Finders.  Purchaser  has  not  incurred  any
                         -------------------
obligation or Liability for brokerage or finders' fees or agents' commissions or other similar payments in connection with this Agreement and the Contemplated

Transactions for which the Seller will directly or indirectly have any Liability.

                  6.5    Investment   Representations.  Purchaser  is  acquiring
                         ----------------------------
the Purchased Shares as an investment, and not with a view to, or for, sale or transfer in connection with any distribution thereof, or for any sale or transfer thereof.

                  6.6    Financial and Regulatory  Matters.   Purchaser  has the
                         ---------------------------------
financial capacity to perform all of its obligations relating to the Contemplated Transactions, and Purchaser has no knowledge of any reason why it will be unable to obtain any required Governmental Authorization.


                  6.7 Forward-Looking Statements. Purchaser acknowledges that it has made its decision as to the future prospects and profitability of the Company after Closing based on, among other things, the representations and warranties of Seller set forth in this Agreement and Purchaser's own business review and judgment, but not in reliance on any projections, predictions or similar forward-looking statements by the Seller or anyone acting on its behalf.

                                    ARTICLE 7
                                    ---------

                       DUE DILIGENCE; UPDATES TO SCHEDULES
                       -----------------------------------

                  7.1    Completion;  Verification. Prior to entering  into this
                         -------------------------
Agreement, Purchaser was provided the opportunity to perform its due diligence investigation concerning Company, including the opportunity to review such books, records and documents of Company, and to interview Company management and personnel of Seller and Company, as Purchaser deemed necessary. Purchaser confirms that it has completed its due diligence. Hereafter, Purchaser's further due diligence shall be limited to verifying and confirming the continued accuracy of the representations and warranties of the Seller, and the compliance of Seller with its covenants, as set forth in this Agreement. Purchaser shall coordinate any further due diligence through Gerald R. Seeber. During any examination by Purchaser pursuant to the provisions of this Section 7.1, Purchaser shall not disrupt or adversely affect any aspect of the operations of Company or the morale of Company's employees.

                  7.2   Notice of Breach. Purchaser acknowledges that one of the
                        ----------------
purposes of due diligence is to permit Purchaser to conduct examinations of the Business, property and assets of the Company so as to enable Purchaser to independently verify whether the representations and warranties made by the Seller pursuant to Article 5 are accurate and correct in all material respects. Accordingly, if during the course of Purchaser's due diligence an officer, manager, accountant or attorney acting for or on behalf of Purchaser, discovers a fact or circumstance which causes or would cause a reasonable person to believe that a Breach of any of the representations and warranties of Seller set forth in Article 5 exists or will result, Purchaser shall provide written notice thereof to Seller (i) describing, in detail, the extent and nature of the Breach and (ii) stating, if such is the case, its intention to terminate this Agreement in the event that Seller is unable to remedy Breach within a commercially reasonable time. The failure to give this notice by Purchaser shall be deemed a waiver by Purchaser of the Breach. If, following any such notice, Seller fails to remedy the Breach, or to otherwise hold Purchaser harmless from the consequences of the Breach, within a commercially reasonable time, Purchaser shall have the option to either waive the Breach and close without further claim against Seller, or to terminate this Agreement in accordance with Article 12.

                  7.3   Updates to  Schedules. Promptly following the receipt of
                        ---------------------
all Consents, Seller shall update any and all of the Disclosure Schedules provided pursuant to Articles 3 or 5 hereof to reflect each and every change to each Schedule occurring or arising after the date of this Agreement and prior to the Closing Date that would make any Schedule incomplete or inaccurate or which, if in existence or having occurred as of or prior to the date of this Agreement, would have been required to be set forth or described in any Disclosure Schedule to this Agreement (collectively, the "Updated Schedules"). If any Updated Schedule discloses a fact or circumstance relating to the Company that constitutes a Materially Adverse Change that is unacceptable to Purchaser, Purchaser shall notify Seller of its intention to terminate this Agreement by reason of the Materially Adverse Change unless an appropriate adjustment is made as hereafter provided. In that event, Seller and Purchaser shall negotiate in good faith regarding an appropriate adjustment of the Purchase Price or other modification of this Agreement in light of the Materially Adverse Change. If Seller and Purchaser are unable to agree on such modification or adjustment within thirty (30) days following Purchaser's notice, Purchaser may either elect to Close notwithstanding the Materially Adverse Change or Purchaser may terminate this Agreement by written notice to Seller.

                                    ARTICLE 8
                                    ---------

                               COVENANTS OF SELLER
                               -------------------

             8.1      Operation of the Business of Company.
                      ------------------------------------

                      (a) Between the date of this Agreement and the Closing Date, unless otherwise agreed in writing by Purchaser, Seller will cause Company to:

                            (i)   except   as  otherwise  allowed  or  required
         pursuant to the terms of this Agreement, conduct business only in the ordinary course and consistent with past practices;

                           (ii)   use   commercially   reasonable   efforts  to
         preserve intact the current business organization of Company, keep available the services of the current officers, employees, and agents of Company, and maintain the relations and good will with all material customers, employees, agents, and others having material business relationships with Company; it being recognized, however, that the announcement of the proposed sale of Company may in and of itself have some adverse affects on Company's personnel and business organization;

                          (iii)   maintain  liability,  property   and  casualty
         insurance coverage comparable to coverage provided for other subsidiaries of Seller;

                          (iv)    continue to prepare  Financial  Statements in
         accordance   with  SAP  and  in  the  ordinary  course,  and to furnish
         Purchaser with copies of these Financial Statements promptly after they are completed;

                          (v) continue to file all required Tax Returns when due (including any extensions for filing) and to pay all Taxes when due except to the extent that such Taxes are being contested in good faith;

                          (vi)    refrain   from   incurring   any   long-term
        indebtedness for borrowed money;

                          (vii)   consummate   the  Related  Transactions   with
        Seller  under  Article 3 of  this Agreement;

                          (viii) except as otherwise provided in Section 3.3, refrain from selling or transferring any properties or assets unless
        (A) properties or assets are disposed of in the ordinary course of business, or (B) properties or assets are replaced by properties or assets substantially similar in value; and

                          (ix) use commercially reasonable efforts not to do, or allow to be done, anything which would cause a breach of a representation, warranty or covenant by Seller.

                    (b) From the date of this Agreement through the Closing Date, Seller shall not cause or permit Company to pay any dividends or redeem any Company Common Stock.

             8.2    No  Negotiation.  Until   such   time,   if   any,  as  this
                    ---------------
Agreement is terminated pursuant to Article 11, Seller will not, nor will it cause or permit Company or any of their respective Representatives to, directly or indirectly negotiate with any Person other than Purchaser concerning any transaction involving the sale of Company or all or substantially all of the property or assets of Company, or of any Company common stock, or any merger, consolidation, business combination, or similar transaction involving Company.

             8.3    Consents.
                    --------

                    (a) As promptly as practicable after the date of this Agreement, Seller will cause Company and any of Seller's Related Parties to make all filings which are required to be made by Company in accordance with Legal Requirements in order to consummate the Contemplated Transactions. Any filing fees incurred in connection with any filings required under Legal Requirements shall be shared equally by Seller and Purchaser.

                    (b) If any material Contract to which Company is a party requires the Consent of any Person that is a party thereto to the Contemplated Transactions, the Seller will cause Company to use its commercially reasonable best efforts, with Purchaser's cooperation, to obtain the written Consent prior to Closing.

            8.4     Cooperation.  Between  the  date  of this  Agreement and the
                    -----------
Closing Date, Seller will, and will cause Company and each other Related Party of Seller to, cooperate with Purchaser and its Related Parties with respect to all filings that any of them are required by Legal Requirements to make in connection with the Contemplated Transactions.

                                    ARTICLE 9
                                    ---------

                             COVENANTS OF PURCHASER
                             ----------------------

             9.1     Consents.
                     --------

                     (a) As promptly as practicable after the date of this Agreement, Purchaser will, and will cause each of its Related Persons to, make all filings required by Legal Requirements to be made by them to consummate the Contemplated Transactions including all filings to obtain required Governmental Authorizations. Any filing fees incurred in connection with any filings required under Legal Requirements shall be shared equally by Seller and Purchaser.

                     (b) If any material Contract to which Purchaser is a party requires the Consent of any Person that is a party thereto to the Contemplated Transactions, the Purchaser will use its commercially reasonable best efforts to obtain the written Consent prior to Closing.

             9.2    Cooperation.  Between  the  date  of this  Agreement and the
                    -----------
Closing Date, Purchaser will, and will cause each Related Person of Purchaser to, (a) cooperate with Company and the Seller with respect to all filings that Seller and/or Company are required by Legal Requirements to make in connection with the Contemplated Transactions, and (b) cooperate with Company in obtaining all of the necessary Consents.

                                   ARTICLE 10
                                   ----------

             CONDITIONS PRECEDENT TO PURCHASER'S OBLIGATION TO CLOSE
             -------------------------------------------------------

                  The obligation of Purchaser to pay the Purchase Price and to take the other actions required to be taken by Purchaser at the Closing is subject to the satisfaction, at or prior to the Closing, of each of the following conditions (any of which may be waived by Purchaser, in whole or in part):

             10.1    Accuracy  of  Representations.  All  of the representations
                     -----------------------------
and warranties of the Seller set forth in this Agreement shall have been accurate in all material respects as of the date of this Agreement, and shall be accurate as of the Closing Date as if made on the Closing Date, except to the extent that the representations and warranties are untrue or inaccurate as of the Closing Date because of (a) changes caused by actions or transactions approved in writing by Purchaser, or (b) events or changes occurring between the date of this Agreement and Closing Date that do not, in the aggregate, have a Material Adverse Effect on the Business and assets of the Company, taken as a whole.

            10.2    Performance.  The  following  shall  be  true, and Purchaser
                    -----------
shall receive a certificate of an officer of Seller to the effect that:

                    (a) all of the covenants and obligations that Seller is required to perform or to comply with pursuant to this Agreement at or prior to the Closing shall have been duly performed and complied with in all material respects;

                    (b) Seller shall have delivered, or caused the delivery of, each of the documents required to be delivered pursuant to Section 4.2(a); and

                    (c) all Encumbrances on the Agway, Inc. Assets, Personal Property and other assets of Company shall have been released and discharged.

             10.3   Consents.   Each   of   the   Consents   and    Governmental
                    --------
Authorizations identified or referred to in Schedules 5.3(c) and 6.2(c) of the Disclosure Schedules, including, without limitation, any Consents required under agreements with Seller's and/or Company's lenders, shall have been obtained and be in full force and effect and Purchaser shall receive a certificate of officer to that effect.

             10.4    No Proceedings;  No  Material Adverse Change. No Proceeding
                     --------------
(a) involving any challenge to, or seeking Damages or other relief in connection with, the Contemplated Transactions, or (b) that would have the effect of preventing, materially delaying, making illegal, or otherwise materially interfering with the Contemplated Transactions, shall be pending or threatened. There shall have been no Material Adverse Change with respect to Company since December 31, 2001 and Purchaser shall receive a certificate of officer to that effect.

             10.5    Agreements with Mr. Seeber. Mr. Seeber shall have  executed
                     --------------------------
and delivered an Employment Agreement and a Non-Competition and Confidentiality Agreement in form and substance acceptable to Purchaser.

                                   ARTICLE 11
                                   ----------

              CONDITIONS PRECEDENT TO SELLER'S OBLIGATION TO CLOSE
              ----------------------------------------------------

                  The obligation of Seller to take the actions required to be taken by the Seller at the Closing is subject to the satisfaction, at or prior to the Closing, of each of the following conditions (any of which may be waived by Seller, in whole or in part):

             11.1   Accuracy  of   Representations.   All of the representations
                    ------------------------------
and warranties of Purchaser in this Agreement shall have been accurate in all material respects as of the date of this Agreement and shall be accurate as of the Closing Date as if made on the Closing Date and Seller shall receive a certificate of officer to that effect.

             11.2  Purchaser's  Performance.  The  following  shall be true, and
                   ------------------------
Seller  shall  receive a certificate of officer to the effect that:

                   (a) Purchaser shall have paid the Purchase Price and made the Escrow Deposit as provided in Sections 2.3 and 2.4 and shall have performed and complied in all material respects with all other covenants and obligations that Purchaser is required to perform or to comply with pursuant to this Agreement at or prior to Closing; and

                  (b) Purchaser shall have delivered, or caused the delivery of, each of the documents or other items required to be delivered by Purchaser pursuant to Section 4.2(b) including, without limitation, the delivery of the Purchase Price.

           11.3   Consents.   Each  of  the  Consents  and   Governmental
                  --------
Authorizations identified or referred to in Schedule 5.3(c) and 6.2(c) of the Disclosure Schedules must have been obtained and must be in full force and effect and Seller shall receive a certificate of officer to that effect.

           11.4   No Proceedings. No  Proceeding  (a)  involving  any  challenge
                  --------------
to, or seeking Damages or other relief in connection with, the Contemplated Transactions, or (b) that would have the effect of preventing, materially delaying, making illegal, or otherwise materially interfering with the Contemplated Transactions, shall be pending or threatened and Seller shall receive a certificate of officer to that effect.

                                   ARTICLE 12
                                   ----------

                                   TERMINATION
                                   -----------

            12.1   Termination Events; Opportunity to Cure.
                   ---------------------------------------

                   (a) Subject to Section 12.1(b), this Agreement may be terminated on written notice:

                        (i) by either party, in the event of a Breach by the other party of its obligations under this Agreement which remains uncured after notice; or

                        (ii)    by    Purchaser,  if any of the  conditions  in
         Article 10 have not been satisfied in all material respects as of the Closing Date, or if satisfaction of a condition is or becomes impossible (other than through the failure of Purchaser to comply with its obligations under this Agreement) and Purchaser has not waived the condition on or before the Closing Date; or

                        (iii) by Seller, if any of the conditions in Article 11 have not been satisfied in all material respects as of the Closing Date, or if satisfaction of a condition is or becomes impossible (other than through the failure of Seller to comply with its obligations under this Agreement) and Seller has not waived such condition on or before the Closing Date; or

                        (iv)    by mutual consent of Purchaser and Seller; or

                        (v) by Seller or Purchaser, if the Closing does not occur by December 31, 2002, provided, however, that the December 31, 2002 termination date will be automatically extended for up to 90 days if on December 31, 2002 any of the required Governmental Authorizations have not been obtained, but are being pursued diligently and all other conditions to the Closing are satisfied; or

                         (vi)    by  either party, if  any   Governmental   Body
         issues   a   final,   nonappealable  order prohibiting the Contemplated
         Transactions; or

                         (vii) By Purchaser, if an Updated Schedule confirms that a Material Adverse Change has occurred by reason other than a Breach by Seller, and Purchaser and Seller, having followed the procedures set forth in Section 7.3, have failed to reach agreement in an appropriate adjustment or modification as therein provided.

                    (b) The foregoing not withstanding, this Agreement shall not be terminated under Section 12.1(a)(i), (ii) or (iii) if the noncompliance, nonperformance or breach can be cured or eliminated in which event the party wishing to terminate shall not terminate unless and until (i) it has given the other party written notice that noncompliance, nonperformance or a breach has occurred, specifying the nature thereof and the action required to cure and (ii) such noncompliance, nonperformance or breach shall not have been cured or eliminated, or the party giving the notice shall not have otherwise been held harmless from the consequences of the noncompliance, nonperformance or breach, within thirty (30) days of the receipt of such notice.

           12.2     Effect of Termination.
                    ---------------------

                    (a) Subject to the limitations of Article 13, in the event of a termination of this Agreement by the Seller pursuant to Section 12.1(a)(i) or (iii), if termination resulted from a breach of a representation, warranty, or covenant by Purchaser, Purchaser shall be liable to Seller for all Damages incurred or suffered by Seller as a result thereof.

                    (b)   Subject  to  the  limitations   contained  in  Article
13, in the event of  termination  of this  Agreement  by  Purchaser  pursuant to
Section 12.1(a)(i) or (ii), if the termination resulted from a Breach of a representation, warranty or covenant by Seller, Seller shall be liable to Purchaser for all Damages incurred or suffered by Purchaser as a result thereof.

                    (c) Except as otherwise provided in Sections 12.2(a) or (b), in the event of termination of this Agreement as provided for in Section 12.1, this Agreement shall forthwith become null and void and there shall be no liability or obligation on the part of any party hereto, or their respective officers or directors except to the extent provided in Section 12.2(a) and (b). Further, Purchaser shall return to Seller all copies of all information and documents furnished to Purchaser by Seller or Company and shall destroy all memoranda, notes, extracts and reproductions relating thereto.

                                   ARTICLE 13
                                   ----------

                            INDEMNIFICATION; REMEDIES
                            -------------------------

           13.1    Survival.  All (i) covenants  and  obligations of the parties
                   --------
under this Agreement and (ii) all representations and warranties of Purchaser under Sections 6.1, 6.2 and 6.3, and of Seller under Sections 5.1(a), (b), (c) and (e), 5.2, 5.3 and 5.10(a)(2), of this Agreement shall survive the Closing indefinitely. The representations and warranties of Seller under Section 5.7 and
5.8 shall survive the Closing for a period of time equal to the applicable statute of limitations for each applicable Tax Return or claim under ERISA, as the case may be, including any extension or waiver of such statute of limitations. All other representations and warranties of Seller and Purchaser under this Agreement will survive the Closing for a period of eighteen (18) months.

           13.2    Indemnification  By  Seller.  Seller  will,  subject  to  the
                   ---------------------------
limitations set forth in Sections 13.4 and 13.5, indemnify, defend and hold Purchaser harmless from and against any Damages arising directly or indirectly from any of the following, regardless of whether the claim arises under contract, breach of warranty, tort or other legal theory:

                           (i) any Breach of any representation or warranty made by Seller in this Agreement, the Schedules, or any supplements to the Schedules;

                           (ii) any Breach by Seller of any of its covenants or obligations under this Agreement; or

                           (iii) any claim by any Person for brokerage or finder's fees or commissions or similar payments that remain unpaid after the Closing and which are based upon any agreement or understanding alleged to have been made by any Person with Seller (or any Person acting on its behalf) in connection with the Contemplated Transactions.

                  13.3 Indemnification By Purchaser. Purchaser will, subject to the limitations set forth in Sections 13.4 and 13.5, indemnify, defend and hold Seller harmless from and against any Damages arising directly or indirectly from any of the following, regardless of whether the claim arises under contract, breach of warranty, tort or other legal theory:

                           (i) any Breach of any representation or warranty made by Purchaser in this Agreement or in any Schedule delivered by Purchaser pursuant to or in connection with this Agreement;

                           (ii) any Breach by Purchaser of any of its covenants or obligations under this Agreement; or

                          (iii) any claim by any Person for brokerage or finder's fees or commissions or similar payments that remain unpaid after the Closing and which are based upon any agreement or understanding alleged to have been made by such Person with Purchaser
        (or any Person acting on its behalf) in connection with the Contemplated
         Transactions.

                  13.4   Time  Limitations.  Neither  Seller nor Purchaser shall
                         -----------------
have any Liability under or in connection with, this Agreement  pursuant to this
Article 13 or otherwise, unless the party seeking indemnification gives written notice of its indemnity claim, specifying the factual basis of that claim in reasonable detail, prior to the expiration of the applicable survival period specified in Section 13.1.

                  13.5   Limitations  on Amount  of  Liability.  Notwithstanding
                         -------------------------------------
anything to the contrary contained in this Agreement, no claim for indemnity may be asserted by Purchaser unless and until the aggregate amount of all claims which would be indemnifiable but for the application of this Section 13.5 exceeds Two Hundred Thousand Dollars ($200,000) (the "Basket") and then only to the extent of the excess; provided, however, the Basket shall not apply to claims based on a breach of any representation or warranty under Sections 5.1(a), (b), (c) and (e), 5.2, 5.3, 5.7, 5.8, 5.10(a)(2) and/or any Breach of
Article 14 or Sections 3.9(b), (c) or (d). The maximum amount of Damages that Seller shall, in the aggregate, be required to pay to Purchaser for any Breach of a representation or warranty by Seller under Sections 5.1(a), (b), (c) and
(e), 5.2, 5.3, 5.7, 5.8, 5.10(a)(2) and/or any Breach of Article 14 or Sections 3.9(b), (c) or (d) of this Agreement shall be Twenty-One Million Dollars, but the maximum amount of Damages that Seller shall, in the aggregate, be required to pay to Purchaser pursuant to any other provision of this Agreement shall be Three Million Dollars. The maximum amount of Damages that Purchaser shall, in the aggregate, be required to pay to Seller pursuant to any provision of this Agreement shall be Three Million Dollars.

                  13.6     Procedure for Indemnification - Third Party Claims.
                           --------------------------------------------------

                           (a)   Promptly  after  receipt by a party entitled to
indemnification under Sections 13.2 or 13.3 of notice of the commencement of any Proceeding against it, the indemnified party shall, if a claim is to be made against an indemnifying party, give notice to the indemnifying party of the commencement of the claim.

                           (b)   If any Proceeding referred to in  Section  13.6
(a) is brought against an indemnified party and it gives notice to the indemnifying party of the commencement of the Proceeding, the indemnifying party shall, upon written notice given within thirty (30) days after the indemnified party's notice is given, be entitled to assume the defense of the Proceeding. If the indemnifying party elects to assume the defense of a Proceeding, the indemnified party shall turn the Proceeding over to the indemnifying party who shall, at its own expense, assume the contest and the indemnified party shall have the right (but not the obligation) to participate, at its own expense, in the defense thereof by counsel of its own choice, and shall cooperate with and assist the indemnifying party as reasonably requested by the indemnifying party in connection with the defense or contest, but the indemnifying party shall retain control thereof and have final authority to determine all matters in connection therewith. Notwithstanding the foregoing, the indemnifying party shall have the right to control the defense, litigation and settlement of the action only if the indemnifying party has agreed in writing to be responsible for all costs, expenses, judgments and liabilities connected with the claim and provided the indemnified party with a bond, letter of credit or other evidence satisfactory to the indemnified party, in its sole discretion, of the indemnifying party's ability to satisfy these obligations.

                  13.7    Exclusive  Remedies. Subject to Section 13.8, the sole
                          -------------------
and exclusive remedy of Seller and Purchaser for any and all claims or Damages relating to or arising out of or in connection with this Agreement shall be an action for indemnity pursuant to this Section 13 which shall be governed and limited by this Section 13.7, whether any such claim is made in contract, breach of warranty, tort or otherwise, provided, however, that any provision in this Agreement to the contrary notwithstanding, Purchaser's sole and exclusive remedy for Damages or losses relating to assumed reinsurance obligations of the Company shall be pursuant to the Escrow Agreement.

                  13.8     Certain  Exclusions. Article 13 does not apply to the
                           -------------------
Covenant Not To Compete, the Endorsement Agreement, the Transition Services Agreement, the Employment Agreement and the Non-Competition and Confidentiality Agreement.

                                   ARTICLE 14
                                   ----------

                                   TAX MATTERS
                                   -----------

                  14.1     Tax Returns.
                           -----------

                           (a)   Seller  shall  prepare or cause to be  prepared
(at its own cost and expense and in a manner consistent with past practice) all Income Tax Returns required to be filed by or on behalf of Company for taxable years or periods ending on or before the Closing Date. Seller shall, on a timely basis, file such Tax Returns and pay the amounts shown as due thereon to the appropriate Governmental Body. Subject to the foregoing, the income of Company for the taxable year of Seller that includes the Closing shall be determined for the period up to and including the Closing Date by closing the books of Company as of the end of the Closing Date or by any other reasonable method agreed to by Seller and Purchaser, except that (i) exemptions, allowances, or deductions that are calculated on an annual basis (such as deductions for depreciation or amortization) shall be apportioned on a time basis and (ii) such determination shall be consistent with the principles of Treasury Regulation Section 1.1502-76. Company will furnish Tax information to Seller for inclusion in Seller's federal consolidated Income Tax Return in accordance with the parties' past custom and practice, and Purchaser will provide (or cause to be provided) to Seller no later than 120 days prior to the due date (with extensions) of Seller's Tax Return for the taxable year including the Closing all information and calculations relating to the proper determination of the income of Company for such period. If, within 60 days of Seller's receipt of such information and calculations, Seller does not object to Purchaser's determination, the determination shall be final and shall be used by Seller, Purchaser, and Company. If Seller objects in writing to such determination within such 60 days, Purchaser and Seller shall negotiate in good faith to resolve any dispute. If Seller and Purchaser shall not have agreed to the proper determination within 10 days after Seller's objection, any disputed aspects of the determination shall be resolved by a mutually agreeable "big four" public accounting firm that does not serve either Seller or Purchaser (the "Independent Firm") as soon as practicable, but in no event later than 20 days prior to the due date (with extensions) of Seller's Tax Return. The decision of the Independent Firm shall be final, and the costs, expenses, and fees of the Independent Firm shall be borne equally by Seller and Purchaser. Neither Seller nor Purchaser (or their respective affiliates) shall file any Income Tax Return prior to, or inconsistent with, the determination of the proper income of Company for the pre-Closing period pursuant to this Section 14.1(a).

                           (b)   Seller additionally  shall  prepare or cause to
be prepared (at its own cost and expense and in a manner consistent with past practice) all Tax Returns of, including or relating to Company required to be filed on or before the Closing Date. Seller shall, on a timely basis, file such Tax Returns (or cause such Tax Returns to be filed) and pay the amounts shown as due thereon (or cause such amounts to be paid) to the appropriate Governmental Body.

                           (c)   Purchaser shall prepare or cause to be prepared
(at its own cost and expense) all other Tax Returns of Company for all other taxable periods and, subject to Section 14.5(b), pay the amounts shown as due thereon to the appropriate Governmental Body. For any taxable period beginning before and ending on or after the Closing Date, the Taxes of Company for the period ending on the Closing Date shall be determined by closing the books of Company as of the end of the Closing Date or by any other reasonable method agreed to by Seller and Purchaser, except that (i) exemptions, allowances, or deductions that are calculated on an annual basis shall be apportioned on a time basis, (ii) all property Taxes, guaranty fund assessments, or other Taxes (other than Income, premium, franchise, or similar Taxes) as to which the lien or assessment date occurs on or before the Closing Date shall be attributed to the pre-Closing period and shall be the liability of Seller, and (iii) all property Taxes, guaranty fund assessments, or other Taxes (other than Income, premium, franchise, or similar Taxes) as to which the lien or assessment date occurs after the Closing Date shall not be attributed to the pre-Closing period and shall not be the liability of Seller. The determination of such Taxes shall be made by following procedures consistent (to the extent possible) with those in
Section 14.1(a). Any dispute between Seller and Purchaser regarding the computation or determination of Taxes under this Section 14.1(c) shall be resolved by the Independent Firm in a manner consistent with Section 14.1(a).

                           (d)   Except as required by law,  no  position  shall
be taken on any Tax Return (including any amended Tax Return) filed by Seller or Company on or after the date hereof by or on behalf of Company for any period ending on or before the Closing Date that would adversely affect Purchaser or Company after the Closing unless Seller shall indemnify and hold harmless Purchaser from such adverse effect, provided that Seller and Company may take positions consistent with their historic positions and past practices on Tax matters. Except as required by law, no position shall be taken on any Tax Return (including any amended Tax Return) filed by Purchaser or Company after the Closing Date by or on behalf of Company for any period beginning on or before the Closing Date and ending after the Closing Date that would adversely affect Seller unless Purchaser shall indemnify and hold harmless Seller from such adverse effect, provided that Purchaser and Company may take positions consistent with Seller's and Company's historic positions and past practices on Tax matters.

                  14.2     Cooperation - Tax Matters.
                           -------------------------

                           (a)  As soon  as  practicable  from  and  after  the
Closing Date, but in any event within 30 days after any request,  and subject to
Section 14.1, Seller or Purchaser shall provide each other with such cooperation and shall deliver such information and data concerning the pre-Closing operations of Company and make available such knowledgeable employees as Seller or Purchaser may reasonably request, including providing the information and data required by Seller's or Purchaser's customary Tax and accounting questionnaires, in order to enable Seller or Purchaser to complete and file all Tax Returns which they may be required to file with respect to the operations and business of Company through the Closing Date or to respond to audits by any taxing authorities with respect to such operations and otherwise to enable Seller or Purchaser to satisfy their internal accounting, Tax, and other legitimate requirements. Such cooperation and information shall include without limitation provisions of powers of attorney for the purpose of signing Tax Returns and defending audits and promptly forwarding copies of appropriate notices and forms of other communications received from or sent to any taxing authority which relate to Company, and providing copies of all relevant documents relating to rulings or other determinations by any taxing authority and records concerning the ownership and Tax basis of property, which Seller, Purchaser or Company, may possess, but shall not require Seller or any of its affiliates to disclose or provide copies of Tax Returns or accompanying schedules and related workpapers (or portions thereof) except to the extent they relate to Company. Seller and Purchaser shall make their respective employees and facilities available on a mutually convenient basis during normal business hours to provide explanation of any documents or information provided hereunder.

                           (b)   Subject to Section  14.1,  Purchaser and Seller
shall cooperate in the preparation of all Tax Returns relating in whole or in part to Tax periods ending on or before or including the Closing Date that are required to be filed after such date. Such cooperation shall include, but not be limited to, furnishing such information within such party's possession requested by the party filing such Tax Returns as is relevant to their preparation. In the case of any state, local or foreign joint, consolidated, combined, unitary or similar Tax Returns, such cooperation shall also relate to any other Tax periods in which one party could reasonably require the assistance of the other party in obtaining any necessary information, but shall not require Seller or its affiliates to disclose or provide copies of Tax Returns or accompanying schedules and related workpapers (or portions thereof) except to the extent they relate to Company.

                  14.3   Records. For a period of ten (10)  years or, if longer,
                         -------
the applicable statute of limitations period (including any extensions or waivers thereof) after the Closing Date, Purchaser shall, and shall cause Company to, retain all Tax Returns, and other books and records (including computer files) of, or with respect to the activities of, Company for all Tax periods or portions thereof ending on or prior to the Closing Date. Thereafter, Purchaser shall not dispose of any such Tax Returns, books, or records except after providing Seller with reasonable notice and, if Seller so requests, the opportunity to take possession of such Tax Returns, books, or records solely at Seller's cost and expense. Furthermore, Purchaser agrees to abide by all record retention agreements entered into with any taxing authority with respect to Company with respect to books and records applicable to periods prior to the Closing Date.

                  14.4   Audits.  Seller  shall  have  the  right,  at  its  own
                         ------
expense, to control any audit or examination by any taxing authority ("Tax Audit"), to initiate any claim for refund, and to contest, resolve, and defend against any assessment, notice of deficiency, or other adjustment or proposed adjustment relating to any and all Income Taxes for any Tax period or portion thereof ending on or before the Closing Date. Seller shall have the right, at its own expense, to control any Tax Audits, to initiate any claim for refund, and to contest, resolve, and defend against any assessment, notice of deficiency, or other adjustment or proposed adjustment relating to any and all other Taxes payable with respect to Tax Returns filed or required to be filed (taking into account extensions) prior to the Closing Date with respect to Company. Seller shall have the right, at its own expense, to participate in any other Tax Audit or contest or defense of any assessment, notice of deficiency, or other adjustment or proposed adjustment relating to Company to the extent that Seller would have any obligation to indemnify Company or Purchaser for additional Taxes of Company or Purchaser pursuant to this Agreement.

                  14.5   Indemnity.   If  Purchaser  fails  to  provide  any
                         ---------
information  reasonably  requested by Seller,  or if Seller fails to provide any information reasonably requested by Purchaser, pursuant to Sections 14.2 and 14.3, or if either Purchaser or Seller breaches any covenant in this Article 14, then Purchaser or Seller, as the case may be, shall be obligated, notwithstanding any other provision of this Agreement, to indemnify the other party and shall so indemnify the other party and its respective affiliates and hold the other party and its respective affiliates harmless from and against any and all costs, claims or damages, including, without limitation, all Taxes or deficiencies thereof, payable as a result of such failure or breach. Seller shall indemnify and hold Purchaser and Company harmless from:

                         (a)   any Tax Liability imposed on Company as a  member
of the affiliated group of corporations of which Seller is the parent and of which Company is a member arising under Treasury Regulation 1.1502-6(a) (or any similar provision of any other provision of state, local, or foreign law); and

                         (b)   any Tax Liability  of or with  respect to Company
for any taxable year or period that ends on or before the Closing Date and, for any taxable year or period beginning on or before the Closing Date and ending after the Closing Date, for the portion of such Tax Liability that is allocable under Section 14.1 to the portion of such year or period ending on the Closing Date.

                  Notwithstanding anything to the contrary in this Article 14, Seller shall have no liability to Purchaser or Company for any Taxes to the extent of any reserves or accruals for such Taxes on the Balance Sheet.

                  14.6  Purchase  Price  Allocation.  Notwithstanding  Article 2
                        ---------------------------
hereof, for Tax purposes $300,000 of the Purchase Price will be allocated to the Covenant Not to Compete and the remainder of the Purchase Price will be allocated to the Purchased Shares following the transfers described in Section
3.1 (the "Share Purchase Price").

                  14.7   Section 338(h)(10) Election. Seller and Purchaser shall
                         ---------------------------
join in making an election under Section 338(h)(10) of the Code (and any corresponding election under state, local or foreign tax law) with respect to the purchase and sale of the stock of Company hereunder (a "Section 338(h)(10) Election").

                         (a)   With respect to Company, Seller,  Purchaser,  and
Company shall execute any documents, statements, and other forms that are required to be submitted to any taxing authority in connection with a Section 338 Election (the "Section 338 Forms") no later than 15 days prior to the date such Section 338 Forms are required to be filed. Seller, Purchaser, and Company shall cause the Section 338 Forms to be duly executed by an authorized person for Seller, Purchaser, or Company, as the case may be, and shall duly and timely file the Section 338 Forms in accordance with applicable Tax laws and the terms of this Agreement. Seller and Purchaser shall report the purchase of the shares of stock of Company consistent with the Section 338 Election and shall take no position contrary thereto unless and to the extent required to do so pursuant to applicable law.

                         (b)   Seller  and  Purchaser  agree,   as  soon  as
practicable after the Closing Date, but no later than 60 days after the Closing Date, to enter into an agreement (the "Allocation Agreement") to allocate the Share Purchase Price and the liabilities of Company to the assets of Company pursuant to the Section 338 Election for all applicable Tax purposes, including the computation of the Aggregate Deemed Sale Price (as defined under applicable Treasury Regulations under the Code and similar state or local tax provisions) ("ADSP") for the assets of Company. (The amount of the liabilities taken into account for this purpose shall, in the case of any insurance liabilities, be equal to Company's corresponding Tax reserves, and, in the case of any other liabilities, be equal to the amount of Company's liabilities that would properly be taken into account in tax basis under general principles of tax law that would apply upon an acquisition of the assets of Company (other than insurance-in-force) for consideration that included discharge of such liabilities.) The determination and allocation of ADSP (and the treatment of any deemed reinsurance transaction stemming from the Section 338 Election) shall be made in accordance with Section 338(b) of the Code and any applicable Treasury Regulations and, except to the extent required by applicable law, in a manner consistent with Proposed Treasury Regulations Section 1.338-11 and all related Proposed Treasury Regulations. Purchaser initially shall prepare a statement setting forth a proposed computation and allocation of ADSP (the "Computation") and shall submit the Computation to Seller, along with copies of applicable supporting documents used to prepare the Computation, no later than 30 days after the Closing Date. If, within 30 days of Seller's receipt of the Computation, Seller shall not have objected in writing to the Computation, the Computation shall become the Allocation Agreement. If Seller objects in writing to the Computation within such 30 days, Purchaser and Seller shall negotiate in good faith to resolve the Computation, and if so resolved, such Computation shall become the Allocation Agreement. If Purchaser and Seller shall not have agreed to the Computation and adopted an Allocation Agreement within 30 days after Seller's objection, Seller and Purchaser shall appoint the Independent Firm to resolve any disputed aspects of the Allocation Agreement or Computation within 35 days of Seller's objection. The Independent Firm shall resolve any disputed aspects of the Allocation Agreement or Computation as soon as practicable but in no event later than 30 days prior to the earlier of (i) the last date on which the Section 338 Forms must be filed or (ii) the last date on which either Purchaser or Seller (whichever is earlier) must file a Tax Return relating to the transactions contemplated herein. The decision of the Independent Firm shall be final, and the costs, expenses, and fees of the Independent Firm shall be borne equally by Purchaser and Seller. Seller and Purchaser (i) shall be bound by such allocation for purposes of determining any Taxes, (ii) shall prepare and file all Tax Returns to be filed with any taxing authority in a manner consistent with such allocation, and (iii) shall not take a position before any taxing authority or otherwise (including in any Tax Return) inconsistent with the Allocation Agreement unless and to the extent required to do so pursuant to applicable law. In the event any taxing authority disputes the Allocation Agreement, the party receiving notice of such dispute shall promptly notify the other party of such dispute, and Seller and Purchaser shall cooperate in good faith in responding to such challenge in order to preserve the effectiveness of such allocation.

                  14.8   Transfer and Similar Taxes. All Transfer  Taxes arising
                         --------------------------
out of, in connection with or attributable to the transactions effected pursuant to this Agreement shall be borne and paid by Purchaser. Purchaser shall prepare and timely file all relevant Tax Returns required to be filed in respect of such Transfer Taxes and timely pay the Transfer Taxes shown on such Tax Returns. For the avoidance of doubt, Seller shall be responsible for and shall pay all Income Taxes relating to the sale of the Purchased Shares.

                  14.9   Refunds. Any refund of Taxes  received by Seller or any
                         -------
amounts credited against Taxes that relate to any taxable period of Company ending after the Closing Date shall be for the account of Purchaser and Seller shall pay over the amount of such refund or credit within 30 days after receipt or entitlement thereto. Notwithstanding the foregoing, with respect to a refund or credit pertaining to a taxable year or period beginning on or before and ending after the Closing, such refund or credit shall be apportioned between Seller and Purchaser based on the Tax allocation provided in Section 14.1.

                  14.10   Tax Sharing  Arrangement.  Any Tax Sharing Arrangement
                          ------------------------
shall be terminated  effective as of the Closing Date.

                  14.11  Conflicts.  In the  event of a  conflict  between  this
                         ---------
Article 14 and Article 13 (including any claim for indemnification relating to Taxes that could be made under both this Article 14 and Article 13), this
Article 14 shall govern and control.

                                   ARTICLE 15
                                   ----------

                               GENERAL PROVISIONS
                               ------------------

                  15.1    Expenses.  Except  as  otherwise expressly provided in
                          --------
this Agreement, each party to this Agreement will bear its respective expenses incurred in connection with the preparation, negotiation, execution, and performance of this Agreement and the Contemplated Transactions, including all fees and expenses of agents, Representatives, counsel, and accountants.

                  15.2   Public Announcements.  Any  public  announcement  or
                         --------------------
similar publicity with respect to this Agreement or the Contemplated Transactions will be issued, at such time and in such manner as Purchaser and Seller shall mutually determine, provided that following execution of this Agreement and consultation with Purchaser, Seller and Company may make appropriate announcements to their employees, agents, and customers, and each party may make announcements and filings required by law or otherwise contemplated by this Agreement.

                  15.3    Confidentiality.   Between  the date of this Agreement
                          ---------------
and the Closing Date, Purchaser and Seller will maintain in confidence, and will cause their Related Persons and Representatives to maintain in confidence, any confidential or proprietary written, oral, or other information obtained from the other party or its Related Persons or Representatives in connection with this Agreement or the Contemplated Transactions, unless (a) the information is already known to the party or to others not bound by a duty of confidentiality or the information becomes publicly available through no fault of the party, (b) the use of the information is necessary or appropriate in making any filing or obtaining any Consent or approval required for the consummation of the

Contemplated Transactions, or (c) the furnishing or use of the information is required by or necessary or appropriate in connection with a Legal Requirement or Proceeding. If the Contemplated Transactions is not consummated, each party will return or destroy as much of the written information as the other party may reasonably request, and the confidentiality provisions set forth in the first sentence of this Section 15.3 shall remain in effect.

                  15.4    Notices.  All notices, consents,  waivers,  and  other
                          -------
communications under this Agreement must be in writing and will be deemed to have been duly given (a) when delivered by hand (with written confirmation of receipt), (b) when deposited in the mails, if sent via certified mail, with return receipt requested, (c) when received by the addressee, if sent by a nationally recognized overnight delivery service (receipt requested), or (d) upon receipt of confirmation of a successful transmission, if sent via facsimile or other similar transmission, in each case to the appropriate addresses set forth below (or to such other addresses as a party may designate by notice to the other party):

                  If to Seller:       By mail or facsimile:
                                      Agway, Inc.
                                      P.O. Box 4933
                                      Syracuse, New York 13221-4933
                                      Attention: Peter J. O'Neill
                                      Senior Vice President
                                      Facsimile: (315) 449-6568

                                      By delivery service:
                                      333 Butternut Drive
                                      DeWitt, New York 13214

                  with a copy to:     By mail or facsimile:
                                      Nels G. Magnuson, Esq.
                                      Deputy General Counsel
                                      Agway, Inc.
                                      P.O. Box 4933
                                      Syracuse, New York 13221-4933
                                      Facsimile: (315) 449-6253

                                      By delivery service:
                                      333 Butternut Drive
                                      DeWitt, New York 13214

                  and to:             Wallace J. McDonald, Esq.
                                      Bond, Schoeneck & King, LLP
                                      One Lincoln Center
                                      Syracuse, New York 13202
                                      Facsimile:(315) 422-3598

                  If to Purchaser:    Lynn B. Jongleux, Esq.
                                      Farm Bureau Insurance Companies
                                      225 S. East Street
                                      Indianapolis, IN 46202
                                      Facsimile: 317-692-7955

                  with a copy to:     Eric R. Johnson, Esq.
                                      Sommer & Barnard, PC
                                      4000 Bank One Tower
                                      111 Monument Circle
                                      Indianapolis, IN  46204
                                      Facsimile:  (317) 236-9802


                  15.5  Jurisdiction;  Service of Process.  Any suit,  action or
                        ------------
other Proceeding seeking to enforce any provision of, or based upon any right arising out of, in connection with, or in any way relating to, this Agreement shall be brought only in the Supreme Court sitting in Onondaga County, New York or the United States District Court for the Northern District of New York. Each party hereby irrevocably consents and submits to the jurisdiction and venue of these courts and irrevocably waives any objection which it may now or hereafter have to the laying of the venue of any suit, action or Proceeding brought in these courts and any claim that the suit, action or Proceeding has been brought in an inconvenient forum.

                  15.6   Further Assurances. Each of the parties hereto will use
                         ------------------
commercially reasonable, good faith efforts (a) to furnish upon request to each other such further information, (b) to execute and deliver to each other such other documents, and (c) to do, or cause to be done, all things necessary, proper or advisable under applicable Legal Requirements to consummate and make effective the sale of the Purchased Shares and the Related Transactions pursuant to this Agreement, including without limitation using commercially reasonable efforts to ensure satisfaction of the conditions precedent to each party's obligations hereunder. Neither of the parties hereto will, without prior written consent of the other party, take any action which would reasonably be expected to prevent or materially impede, interfere with or delay the transactions contemplated by this Agreement. From time to time on or after the Closing Date, Seller will, at its own expense, execute and deliver such documents to Purchaser as Purchaser may reasonably request in order to more effectively vest in Purchaser, Seller's title to the Purchased Shares and the Agway, Inc. Assets.

                  15.7     Books and Records.
                           -----------------

                           (a)  Unless otherwise  agreed  to  by  the   parties
hereto, at the Closing all books and records of the Company shall be located in the Company's offices or, with respect to books and records located in off-site storage facilities, shall, within ninety (90) days following Closing, be transferred at Purchaser's sole expense to an account established in the name of Purchaser and/or the Company, whether at the same location or such other location as may be identified by Purchaser (all such books and records, regardless of location, referred to collectively as the "Transferred Books and Records"). To the extent that any Transferred Books and Records relating to the operation of the businesses of the Company prior to Closing are expected in good faith to be reasonably required by Seller following Closing for purposes of the preparation or examination of Tax Returns, regulatory filings, financial statements, the conduct of any litigation or regulatory dispute resolution or relating to obligations arising under this Agreement, Seller may, at its own expense, make and retain copies of any such Transferred Books and Records.

                           (b)   Following  the Closing  Date,  and for a period
of 10 years from the Closing Date, Purchaser shall, and shall cause the Company to, (i) allow Seller, upon reasonable prior notice and during regular business hours, through its employees and representatives, the right, at Seller's expense, to examine and make copies of the Transferred Books and Records for any reasonable business purpose, and (ii) maintain the Transferred Books and Records for Seller's examination and copying. Access to the Transferred Books and Records shall be at Seller's expense and may not unreasonably interfere with Purchaser's or the Company's or any successor company's business operations.

                  15.8   Waiver. The rights and  remedies of the parties to this
                         ------
Agreement are cumulative and not alternative. Neither the failure nor any delay by any party in exercising any right, power, or privilege under this Agreement or the documents referred to in this Agreement will operate as a waiver of such right, power, or privilege, and no single or partial exercise of any such right, power, or privilege will preclude any other or further exercise of such right, power, or privilege or the exercise of any other right, power, or privilege.

                  15.9   Entire Agreement  and   Modification.   This  Agreement
                         ------------------------------------
supersedes  all  prior   negotiations,   understandings,   representations   and
agreements between the parties with respect to its subject matter, and constitutes a complete and exclusive statement of the terms of the agreement between the parties. This Agreement may not be amended except by a written agreement executed by the party to be charged with the amendment.

                  15.10   Assignments, Successors,  and No  Third-Party  Rights.
                          -----------------------------------------------------
Neither party may assign any of its rights under this Agreement without the prior consent of the other party except that Purchaser may assign its rights and obligations under this Agreement to any wholly-owned subsidiary of Purchaser so long as Purchaser remains liable for the performance of all obligations of Purchaser under this Agreement. Subject to the preceding sentence, this Agreement will apply to, be binding in all respects upon, and inure to the benefit of the successors and permitted assigns of the parties. Nothing expressed or referred to in this Agreement will be construed to give any Person other than the parties to this Agreement any legal or equitable right, remedy, or claim under or with respect to this Agreement or any provision of this Agreement. This Agreement and all of its provisions and conditions are for the sole and exclusive benefit of the parties to this Agreement and their successors and assigns.

                  15.11   Severability.  If  any  provision of this Agreement is
                          ------------
held invalid or unenforceable by any court of competent jurisdiction, the other provisions of this Agreement will remain in full force and effect. Any provision of this Agreement held invalid or unenforceable only in part or degree will remain in full force and effect to the extent not held invalid or unenforceable.

                  15.12   Section  Headings,  Construction.  The  headings  of
                          --------------------------------
Articles and Sections in this Agreement are provided for convenience only and will not affect its construction or interpretation. Unless otherwise expressly provided, the word "including" does not limit the preceding words or terms.

                  15.13   Time  of Essence. With  regard  to all  dates and time
                          ----------------
periods set forth or referred to in this Agreement, time is of the essence.

                  15.14    Governing Law. This Agreement will be governed by and
                           -------------
construed under the laws of the State of New York without regard to its principles pertaining to conflict of laws.

                  15.15    Counterparts.   This Agreement may be executed in one
                           ------------
or more counterparts, each of which will be deemed to be an original copy of this Agreement and all of which, when taken together, will be deemed to constitute one and the same agreement.

         [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                                   "PURCHASER"

                                    UNITED FARM FAMILY MUTUAL
                                    INSURANCE COMPANY


                                    By  /s/ DONALD B. VILLWOCK
                                       ---------------------------
                                           Donald B. Villwock
                                           President and CEO


                                   "SELLER"

                                    AGWAY, INC.


                                    By: /s/ PETER J. O'NEILL
                                       ---------------------------
                                            Peter J. O'Neill
                                          Senior Vice President

                            STOCK PURCHASE AGREEMENT
                             BETWEEN AGWAY INC. AND
                            UNITED FARM FAMILY MUTUAL
                      INSURANCE COMPANY DATED JUNE 14, 2002
--------------------------------------------------------------------------------


Displayed below is a summary of Exhibits and Disclosure Schedules that have not been filed. We will furnish supplementally a copy of any omitted Exhibit and/or Disclosure Schedule to the Commission upon request.

Exhibit A         -        Covenant Not To Compete
Exhibit B         -        Escrow Agreement
Exhibit C         -        Endorsement Agreement
Exhibit D         -        Transition Services Agreement
Exhibit E-1       -        Closing Certificate of Seller
Exhibit E-2       -        Closing Certificate of Purchaser
Exhibit F         -        Opinion of Counsel to Seller
Exhibit G-1       -        Opinion of Counsel to Purchaser
Exhibit G-2       -        Opinion of Local Counsel to Purchaser
Exhibit H         -        Financial Statements

                                EXHIBIT 10.(ae)

--------------------------------------------------------------------------------







                            ASSET PURCHASE AGREEMENT


                                 BY AND BETWEEN


                                   AGWAY, INC.


                                       AND


                        Cenex Harvest States Cooperatives







                         DATED AS OF SEPTEMBER 10, 2002






--------------------------------------------------------------------------------

                            ASSET PURCHASE AGREEMENT
                            ------------------------


         This ASSET PURCHASE AGREEMENT, dated as of the 10th day of September 2002, by and between CENEX HARVEST STATES COOPERATIVES, a Minnesota corporation ("the Purchaser"), and AGWAY, INC., a Delaware corporation (the "Seller"). Terms used herein and not otherwise defined shall have the meanings set forth in
Section 12.3 hereof.

         This Asset Purchase Agreement is entered into pursuant to which the Purchaser will acquire substantially all of the assets primarily used by or in connection with the Seller's sunflower seed processing business, and its related soybean roasting, hulled millet and other grain businesses conducted at the Seller's Grandin, North Dakota facility (the "Business").

         NOW, THEREFORE, in consideration of the representations and warranties, covenants and agreements, and subject to the conditions, contained herein, the Seller and the Purchaser hereby agree as follows:


                                    ARTICLE I

                               PURCHASE OF ASSETS
                               ------------------

                  1.1 Purchase and Sale of Acquired Assets. Subject to the terms
                      ------------------------------------
         and conditions of this Agreement, the Seller agrees to sell, assign, convey and transfer to the Purchaser, and the Purchaser agrees to purchase, at the Closing, the goodwill of the Business and all of the following assets used by or in connection with the Business (the "Acquired Assets"):

                  (a)      the real  property  (land  and  buildings)  listed in
                           Section 1.1(a) of the Disclosure  Schedule (the "Real
                           ------------------------------------------       ----
                           Property")  and the  real  estate  leases  listed  in
                           --------
                           Section 1.1(b) of the Disclosure  Schedule (the "Real
                           ------------------------------------------       ----
                           Estate Leases");
                           -------------

                  (b)      all inventory exclusively relating to the Business;

                  (c)      all Assigned Receivables;

                  (d)      all Assigned Contracts;

                  (e) all prepaid expenses to the extent relating to the Business;

                  (f)      the  machinery,  equipment  and  vehicles  listed  in
                           Section 1.1(f) of the Disclosure Schedule;
                           ------------------------------------------



                  (g) all customer lists and business records primarily relating to the Business;

                  (h)      the trademarks and registrations  therefor  listed in
                           Section 1.1(h)  of  the  Disclosure  Schedule and all
                           ---------------------------------------------
         Proprietary Rights owned by the Seller (other than trademarks, service marks, domain names, corporate names, trade names or other indications of origin) that exclusively relate to the Business, including, without limitation, all sunflower seed genetic material, hybrid, inbred parent lines and experimental genetic material owned by the Seller and used in the Business; and

                  (i) all Proprietary Rights owned by the Seller that exclusively relate to the website found at WWW.AGWAYSUNFLOWER.COM;
                                                         -----------------------
         provided,  however,  that (i) the Purchaser shall delete all references
         --------   -------
         contained on such website to the Seller's ownership of the Business within thirty (30) days after closing; (ii) the Purchaser shall add a link from WWW.AGWAYSUNFLOWER.COM to WWW.AGWAY.COM in a manner that
                    ----------------------      -------------
         clearly indicates to consumers that the two companies and two websites are owned by different entities; (iii) the Purchaser shall clearly indicate on the first page of its website that it is using the WWW.AGWAYSUNFLOWER.COM domain name under license from Agway; and (iv)
         ----------------------
         the Purchaser shall bear all costs associated with the transfer of such website to the Purchaser's server (or any other server designated by Purchaser), which transfer shall be accomplished within five (5) days after Closing.

         1.1.1 Notwithstanding anything contained in this Agreement to the contrary, the parties expressly acknowledge and agree that the Seller shall retain, and the Acquired Assets shall not include, any of the following assets (the "Excluded Assets"):

                  (a)      all of the Seller's cash or cash equivalents;

                  (b)      all Excluded Receivables;

                  (c)      all Contracts not constituting Assigned Contracts;

                  (d) all rights of the Seller under this Agreement and all agreements, instruments and certificates executed in connection with this Agreement;

                  (e) all records prepared in connection with the sale of the Business, including analyses relating to the Business;

                  (f)      all rights of the Seller under insurance policies;

                  (g) all rights, Claims and causes of action relating to any of the Excluded Liabilities or the Excluded Assets, including rights, Claims and causes of action under Contracts included in the Excluded Assets and insurance policies relating thereto;

                  (h) all rights, Claims and causes of action, asserted or unasserted, of any kind or nature arising prior to the Closing Date, including, without limitation, all rights, Claims and causes of action arising prior to the Closing Date under Contracts included in the Acquired Assets, excluding accounts receivable described in Section 1.1(c);

                  (i) all right, title or interest in or to the name and mark relating to AGWAY, FEATHERED FRIEND (as used and registered in the United States) and the other trademarks, domain names and other indications of origin listed on Annexes A and B to the License

         Agreement (in logo type design or any other style or design and any name, mark or indication of origin derived therefrom including any abbreviations thereof), except to the limited extent the Purchaser acquires an express license to use such names, trademarks or other indications of origin pursuant to the License Agreement;

                  (j) all rights to, or claims available to or being pursued by the Seller for, refunds of or credits against Taxes (including all investment tax credits, research credits and credits for prepayments of Income Taxes) attributable to the Business or the Acquired Assets;

                  (k) any Tax Return relating to the Business or the Acquired Assets, and records and work papers used in preparation thereof;

                  (l) all prepaid expenses or deposits associated with any of the Excluded Assets or Excluded Liabilities;

                  (m) the corporate charter, article of organization, bylaws, qualifications to conduct business as a foreign corporation, arrangements with registered agents relating to foreign qualifications, taxpayer and other identification numbers, seals, minute books, stock transfer books, blank stock certificates, and other documents relating to the organization, maintenance, and existence of the Seller; and

                  (n)     all records  and  reports  maintained  by  the  Seller
         pertaining   exclusively   to  other   Excluded   Assets   or  Excluded
         Liabilities.

         1.1.2 (a) Nothing contained in this Agreement shall be construed as an attempt to agree to assign any Assigned Contract which is non-assignable without the consent of any other party thereto, unless such consent shall have been given. The Seller and the Purchaser shall use their commercially reasonable efforts to obtain all consents necessary to effect such assignment, effective as of the Closing, prior to the Closing, it being understood that the failure to obtain such consents shall not reduce the Purchase Price or relieve any party from its obligation to consummate at the Closing the transactions contemplated by this Agreement. To the extent they are unsuccessful in obtaining such consents by Closing, the Seller and the Purchaser shall continue their efforts to obtain such consent(s) after the Closing, and pending the ultimate obtaining of such approvals, or if such approvals are impossible to obtain, the Seller shall take all such commercially reasonable action as may be necessary or proper in order to enable the Seller and the Purchaser to arrange for performance by the Purchaser in accordance with Section 1.1.2(b). Notwithstanding anything to the contrary in this Agreement, nothing in this Section 1.1.2 shall require the Seller or the Purchaser to expend any material sum, make a material financial commitment or grant or agree to any material concession to any third Person to obtain any such consent.

                  (b) To the extent that any such consents and waivers are not obtained, or until the impediments to such assignment are resolved, the Seller shall use all reasonable efforts (without the expenditure, in the aggregate, of any material sum) to the extent permitted by Law to (i) provide to the Purchaser, at the request of the Purchaser, the benefits of any such

Assigned Contracts, (ii) cooperate in any lawful arrangement designed to provide such benefits to the Purchaser and (iii) enforce, at the request of and for the account of the Purchaser, any rights of the Seller arising from any such Assigned Contracts against any third Person including the right to elect to terminate in accordance with the terms thereof upon the advice of the Purchaser. To the extent that the Purchaser is provided the benefits (including payment rights) of any Assigned Contracts referred to herein (whether from the Seller or otherwise), (i) the Purchaser shall perform for the benefit of any third Person the obligations of the Seller thereunder or in connection therewith, and (ii) the Purchaser agrees to pay, perform and discharge, and, pursuant to Section 11.3, indemnify the Seller against and hold the Seller harmless from, all obligations and liabilities of the Seller relating to such performance or failure to perform, and in the event of a failure of such indemnity, the Seller shall cease to be obligated under this Agreement in respect of the Assigned Contracts which are the subject of such failure.

         1.1.3 Promptly after the execution of this Agreement and continuing until the Closing Date, representatives of the Seller and the Purchaser shall jointly review, applying a reasonable analysis of applicable credit factors, the accounts receivable that relate exclusively to the Business but that are not described in clauses (i) and (ii) of the definition of "Assigned Receivables." Each such account receivable as to which the parties agree, based on such review, that such account receivable does not entail a substantial risk of uncollectibility shall constitute an Assigned Receivable and shall be identified as such on a schedule signed at the Closing Date by such representatives. Each such account receivable as to which the parties disagree, based on such review, whether such account receivable entails a substantial risk of uncollectibility shall constitute an Assigned Receivable but shall also constitute a Puttable Receivable and shall be identified as such on a separate schedule signed at the Closing Date by such representatives.

         1.2.    Assumed Liabilities.  At  the  Closing,  except as described in
                 -------------------
this Section 1.2, the Purchaser shall assume and agree to pay, satisfy, perform and discharge as the same shall become due (i) all accounts payable to the extent they relate to the Business and are listed on a schedule prepared by the Seller and delivered to the Purchaser prior to the Closing Date, and (ii) all liabilities resulting from or arising out of the operation of the Business by the Purchaser, or the Purchaser's ownership, operation or use of the Acquired Assets, or the actions or omissions of the Purchaser, its Affiliates, agents, contractors or subcontractors in connection therewith, following the Closing, including but not limited to liabilities under Assigned Contracts and the Real Estate Leases, in each case arising after the Closing Date (the "Assumed Liabilities"), pursuant to an Assumption Agreement substantially in the form of
Exhibit 1.2 hereto.

         Notwithstanding anything contained in this Agreement to the contrary, the Purchaser shall not assume or otherwise be responsible at any time for any liability, obligation, debt or commitment of the Seller, including, but not limited to, any liabilities, obligations, debts or commitments of the Seller incident to, arising out of or incurred with respect to this Agreement and the transactions contemplated hereby, other than the Assumed Liabilities. Without limiting the foregoing, the following liabilities shall be retained by the Seller (the "Excluded Liabilities"):

         (a) any liability of the Seller for Income Taxes attributable to the Business or the Acquired Assets for Pre-Closing Tax Periods, including
         (A) any liability for Income Taxes of the Seller pursuant to Treasury Regulation ss.1.1502-6(a) or any comparable provision of state, local or foreign law and (B) Income Taxes resulting from the sale and transfer from the Seller to the Purchaser of the Acquired Assets; and

         (b) all liabilities in respect of any claim, lawsuit, action or proceeding to the extent such claim, lawsuit, action or proceeding directly pertains to any Excluded Asset or Excluded Liability.

         1.3.   Method  of  Conveyance.  The  sale,  transfer,   conveyance  and
                ----------------------
assignment by the Seller of the Acquired Assets to the Purchaser in accordance with Section 1.1 hereof shall be effected on the Closing Date at the Closing by the Seller's execution and delivery to the Purchaser of instruments of transfer including: (a) special warranty deeds to the Real Property in the form of the special warranty deed attached hereto as Exhibit 1.3(a), (b) a bill of sale in the form attached hereto as Exhibit 1.3(b) (the "Bill of Sale"), (c) an assignment of the Seller's leases included in the Acquired Assets in the form of
Exhibit 1.3(c) attached hereto (the "Assignment of Lease"), (d) transfer documents for the certificates of title for all of the Seller's vehicles included in the Acquired Assets, and (e) assignments of trademarks for the trademarks included in the Acquired Assets. At the Closing, all of the Acquired Assets shall be transferred by the Seller to the Purchaser free and clear of any and all Liens, other than Permitted Liens.

         1.4    Purchase Price.  In  consideration  for  the  conveyance  of the
                --------------
Acquired Assets and in reliance on the representations and warranties, covenants and agreements of the Seller contained herein and the documents contemplated hereby, the Purchaser agrees to assume the Assumed Liabilities and shall pay to the Seller at Closing an amount equal to the sum of $8,500,000 plus the Closing Date Net Current Asset Value, or if the Closing Date Net Current Asset Value is negative, minus the absolute value of the Closing Date Net Current Asset Value (such amount, plus or minus any adjustments pursuant to Section 1.6, the "Purchase Price").

         1.5    Current Asset Valuation.  (a)  During  the two days prior to the
                -----------------------
Closing Date, representatives of the Seller and the Purchaser shall conduct a physical count of the inventory included in the Acquired Assets for purposes of determining the quantities and types thereof, and shall use their commercially reasonable efforts to complete and agree upon such determination and the calculation of the Closing Date Inventory Value prior to the Closing Date. Unless they are unable to reach such agreement, such representatives shall jointly sign a certificate setting forth such agreed valuation, which shall be final and binding on, and shall be nonappealable by, the parties and shall be the Closing Date Inventory Value for all purposes of this Agreement. If they are unable to reach such agreement prior to the Closing Date, the Closing Date Inventory Value shall be deemed to be the amount equal to (i) 90% of the book value of all inventory of the Business as set forth on the balance sheet of the Business, prepared in accordance with GAAP as of the most recent month-end prior to the Closing Date minus (ii) $118,000, solely for purposes of determining the amount of Purchase Price to be paid at Closing, and the provisions of Section 1.6(a) through (c) shall apply for purposes of determining the final Closing Date Inventory Value.

                (b) During the two days prior to the Closing Date, representatives of the Seller and the Purchaser shall review the accounts receivable included in the Acquired Assets and the accounts payable included in the Assumed Liabilities, and shall use their commercially reasonable efforts to complete and agree upon the Closing Date Receivables Value and the Closing Date

Payables  Value.   Unless  they  are  unable  to  reach  such  agreement,   such
representatives shall jointly sign a certificate setting forth such agreed valuation, which shall be final and binding on, and shall be nonappealable by, the parties and shall be the Closing Date Receivables Value and the Closing Date Payables Value, respectively, subject to the provisions of Section 1.6(d). If such representatives are unable to reach such agreement as to the Closing Date Receivables Value prior to the Closing Date, the Closing Date Receivables Value shall be deemed to be the book value of the accounts receivable of the Business described in Section 1.1(c) as set forth on the balance sheet of the Business, prepared in accordance with GAAP as of the most recent month-end prior to the Closing Date, solely for purposes of determining the amount of Purchase Price to be paid at Closing, and the provisions of Section 1.6(a) through (c) shall apply for purposes of determining the final Closing Date Receivables Value. If such representatives are unable to reach such agreement as to the Closing Date Payables Value prior to the Closing Date, the Closing Date Payables Value shall be deemed to be the book value of the accounts payable of the Business as set forth on the balance sheet of the Business, prepared in accordance with GAAP as of the most recent month-end prior to the Closing Date, solely for purposes of determining the amount of Purchase Price to be paid at Closing, and the provisions of Section 1.6(a) through (c) shall apply for purposes of determining the final Closing Date Payables Value.

         1.6      Purchase Price Adjustments.
                  --------------------------

                  (a) Post-Closing Purchase Price Adjustment. If the representatives of the parties are unable to agree on the Closing Date Inventory Value, the Closing Date Receivables Value or the Closing Date Payables Value in accordance with Section 1.5, then, as soon as practicable but no later than fifteen (15) business days after the Closing Date, the Purchaser shall prepare and deliver to the Seller a balance sheet which shall be prepared in accordance with GAAP applied consistently with the preparation of the Financial Statements (the "Closing Date Balance Sheet") and a calculation of the Closing Date Inventory Value, the Closing Date Receivables Value or the Closing Date Payables Value (whichever items are in dispute) and a calculation of the Closing Date Net Current Asset Value, in each case, as of the opening of business on the Closing Date. The Seller shall have the right to dispute the calculation of any such disputed item and make any proposed adjustments thereto as provided in Section 1.6(b).

                           (i) If it is determined there is a Current Asset Value Shortfall, the difference shall be paid to the Purchaser on the Settlement Date; or

                           (ii) If it is  determined  there is a  Current  Asset
                  Value Surplus, the difference shall be paid to the Seller on the Settlement Date.

                           (iii) In the event a Current Asset Value Shortfall is
                  not paid to the Purchaser on the Settlement Date (unless due to the fault of the Purchaser), the Seller shall also pay to the Purchaser interest on the amount of the Current Asset Value Shortfall at a rate of nine percent (9%) per annum, which shall accrue from the Settlement Date to the date of actual payment. In the event a Current Asset Value Surplus is not paid to the Seller on the Settlement Date (unless due to the fault of the Seller), the Purchaser shall also pay to the Seller interest on the amount of the Current Asset Value Surplus at a rate of nine percent (9%) per annum, which shall accrue from the Settlement Date to the date of actual payment.

                  (b) Dispute Resolution Procedures. The Seller shall have until fifteen (15) business days after the delivery of the Closing Date Balance Sheet and accompanying calculations to review such calculations and propose any adjustments thereto. All adjustments proposed by the Seller shall be set out in detail in a written statement delivered to the Purchaser (the "Adjustment Statement") and shall be incorporated into the Closing Date Net Current Asset Value calculation, unless the Purchaser shall object in writing to such proposed adjustments (the proposed adjustment or adjustments to which the Purchaser objects are referred to herein as the "Contested Adjustments" and the Purchaser's objection notice is referred to herein as the "Contested Adjustment Notice") within fifteen (15) business days of delivery by the Seller to the Purchaser of the Adjustment Statement. If the Purchaser delivers a Contested Adjustment Notice to the Seller, the Purchaser and the Seller shall use reasonable efforts to resolve their dispute regarding the Contested Adjustments, but if a final resolution thereof is not obtained within ten (10) days after the Purchaser delivers to the Seller said Contested Adjustment Notice, the Purchaser and the Seller shall promptly retain a nationally recognized independent accounting firm acceptable to both the Seller and the Purchaser (the
"Independent Accountant") to resolve any remaining disputes concerning the Contested Adjustments. Either the Seller or the Purchaser may retain the Independent Accountant upon the expiration of such ten-day period.

                  If the Independent Accountant is retained, then (i) the Seller and the Purchaser shall each submit to the Independent Accountant in writing not later than fifteen (15) days after the Independent Accountant is retained their respective positions with respect to the Contested Adjustments, together with such supporting documentation as they deem necessary or as the Independent Accountant requests, and (ii) the Independent Accountant shall, within thirty
(30) days after receiving the positions of both the Seller and the Purchaser and all supplementary supporting documentation requested by the Independent Accountant, render its decision as to the Contested Adjustments, which decision shall be final and binding on, and nonappealable by, the Seller and the Purchaser. The fees and expenses of the Independent Accountant shall be shared equally by the Seller and the Purchaser. The decision of the Independent Accountant shall also include a certificate of the Independent Accountant setting forth the final calculation of the Closing Date Net Current Asset Value (the "Settlement Amount Certificate"), which shall include all adjustments proposed by the Seller not disputed by the Purchaser and those adjustments accepted or made by the decision of the Independent Accountant in resolving the Contested Adjustments.

                  (c)     There   shall   be   a  "Settlement  Date"   after the
calculation of the Closing Date Net Current Asset Value which shall mean the following, as applicable:

                           (i) If the Seller has not timely delivered an Adjustment Statement to the Purchaser, twenty (20) days after the date the Seller receives the Closing Date Net Current Asset Value calculation;

                           (ii) If the Seller has timely delivered an Adjustment Statement and the Purchaser has not timely delivered a Contested Adjustment Notice, twenty (20)days after the date the Purchaser receives the Adjustment Statement;

                           (iii) If the Seller and the Purchaser have any disputes regarding Contested Adjustments and they resolve those disputes, five business days after such resolution;

                           (iv)   Five  business  days  after  the   Independent
                  Accountant delivers the Settlement Amount Certificate, if applicable; or

                           (v) Such other date as shall be agreed between the Seller and the Purchaser.

                 (d) Real and personal property Taxes relating to the Acquired Assets, utility charges, rentals and similar charges relating to the Business that are unpaid as of the Closing Date and that cover or are attributable to periods that straddle the Closing Date, including but not limited to any such charges that are reflected on invoices received after the Closing Date and that were not taken into account in the calculation of the Closing Date Payables Value pursuant to Section 1.5, shall be pro rated between the parties on a per diem basis as of the Closing Date, and the parties shall make such payments to one another as shall be appropriate to reflect such proration or, to the extent such amounts are determined prior to the Closing, shall be adjustments reflected on the closing statement. Any dispute under this provision shall be resolved by the Independent Accountant within thirty (30) days of the submission of such dispute.


                                   ARTICLE II

                  REPRESENTATIONS AND WARRANTIES OF THE SELLER
                  --------------------------------------------

         The Seller hereby makes, as of the date hereof and as of the Closing Date, the following representations and warranties to the Purchaser, except as otherwise set forth in a written disclosure schedule (the "Disclosure Schedule") delivered by the Seller to the Purchaser prior to the date hereof and attached hereto, and which contains schedules numbered to correspond to various sections of this Article II and which sets forth certain exceptions to the representations and warranties contained in this Article II and certain other information called for by this Agreement. Unless otherwise specified, each reference in this Agreement to any numbered schedule is a reference to that numbered schedule that is included in the Disclosure Schedule.

         2.1   Corporate Organization,  Etc.  The Seller is a  corporation  duly
               ----------------------
organized, validly existing and in good standing under the laws of its jurisdiction of incorporation with full corporate power and authority to carry on its business as it is now being conducted and to own, operate and lease its properties and assets.

         2.2   Authorization, Etc.  The Seller has full power and  authority  to
               -------------
enter into this Agreement and the agreements contemplated hereby and to consummate the transactions contemplated hereby and thereby. The execution, delivery and performance of this Agreement and all other agreements and transactions contemplated hereby have been duly authorized by the Board of Directors of the Seller and no other corporate proceedings on its part are necessary to authorize this Agreement and the transactions contemplated hereby. This Agreement and all other agreements contemplated hereby to be entered into by the Seller each constitutes a legal, valid and binding obligation of the Seller enforceable against the Seller in accordance with its terms.

         2.3   No Violation. The execution,  delivery  and  performance  by  the
               ------------
Seller of this Agreement, and all other agreements contemplated hereby, and the fulfillment of and compliance with the respective terms hereof and thereof by the Seller, do not and will not (a) conflict with or result in a breach of the terms, conditions or provisions of, (b) constitute a default or event of default under (with due notice, lapse of time or both), (c) result in the creation of any Lien upon the Acquired Assets pursuant to, (d) give any third party the right to accelerate any obligation under, (e) result in a violation of, or (f) require any authorization, consent, approval, exemption or other action by, notice to, or filing with any Authority pursuant to, the charter or bylaws of the Seller or any applicable Law (including, without limitation, approvals pursuant to the Hart-Scott-Rodino Act), Order or any Contract to which the Seller or its properties or the Acquired Assets are subject. The Seller has complied with all applicable Laws and Orders in connection with the execution, delivery and performance of this Agreement and the transactions contemplated hereby.

         2.4   Financial Statements. Set forth as Section 2.4 of the  Disclosure
               --------------------
Schedule are the historical unaudited financial statements (the "Financial Statements") of the Business for fiscal years 1998, 1999, 2000, 2001 and 2002. All such financial statements were prepared in accordance with GAAP and fairly represent in all material respects the consolidated financial condition and operating profit of the Business as of the respective dates thereof and for the respective periods covered thereby through and including the period ended June 30, 2002 (the "Balance Sheet Date").

         2.5   Employees.  Section  2.5  of the Disclosure Schedule sets forth a
               ---------
list of all key Business Employees (meaning those earning more than $40,000 annually) of the Seller. The Seller is in compliance with all Laws or Orders affecting employment and employment practices applicable to the Seller and the Business Employees, including terms and conditions of employment and wages and hours. The Seller has no collective bargaining agreements and, since January 1, 2000, there have been no strikes, work stoppages nor any demands for collective bargaining by any union or labor organization, in each case with respect to the Business Employees. There is no dispute or controversy with any union or other organization of the Business Employees and no arbitration proceedings pending or to the Knowledge of the Seller threatened involving a dispute or controversy affecting the Business Employees.

         2.6   Absence  of  Certain Changes. Since the Balance Sheet Date, there
               ----------------------------
has not been any (a) Material Adverse Change in the Business; (b) damage, destruction or loss, whether covered by insurance or not, having a Material Adverse Effect on the Business; (c) increase in the compensation payable to or to become payable by the Seller to any Business Employee or any adoption of or increase in any bonus, insurance, pension or other employee benefit plan, payment or arrangement made to, for or with any Business Employee in each case other than in the ordinary course of business or as may be required under existing agreements; (d) entry into any material Contract not in the ordinary course of business; (e) change by the Seller in accounting methods or principles with respect to the Business; (f) failure to promptly pay and discharge current liabilities of the Business; or (g) Lien placed on any of the Acquired Assets other than Permitted Liens.

         2.7      Contracts.
                  ---------

                  (a) With respect to the Business, the Seller is not a party to any written or oral: (i) Contract relating to the mortgaging, pledging or otherwise placing a Lien on any of the Acquired Assets other than a Permitted Lien and the Senior Lender Liens; (ii) Guarantee or Contract for the borrowing of money that will be an Assumed Liability; (iii) Contract pursuant to which the Seller is (and the Purchaser will become) the lessor of, or any third party is permitted to hold or operate, any property, real or personal, owned or controlled by the Seller with respect to the Business; (iv) Contract or non-competition provision in any Contract prohibiting or restricting it from freely engaging in the Business except for the restrictions and prohibitions specified in the License Agreement; (v) Contract for the purchase, acquisition or supply of inventory and other property and assets primarily relating to the Business, whether for resale or otherwise, in excess of $20,000; (vi) Contracts with independent agents, brokers, dealers or distributors which provide for annual payments in excess of $20,000; (vii) employment or consulting; (viii) any other Contract which involves a consideration in excess of $20,000 annually that is an Assumed Liability, excluding any purchase orders in the ordinary course of business (the foregoing be referred to collectively as the "Material Contracts").

                  (b) With respect to the Business, the Seller has performed in all material respects all obligations required to be performed by it under, and is not in default in any respect under or in breach of nor in receipt of any Claim of default or breach under, any Material Contract; no event has occurred which with the passage of time or the giving of notice or both would result in a default, breach or event of non-compliance by the Seller under any Material Contract; and the Seller does not have any Knowledge of any breach or anticipated breach by the other parties to any Material Contract.

                  (c) The Seller has delivered to the Purchaser true and complete copies of all the Contracts and documents listed in the schedules to this Agreement.

         2.8      Title and Related Matters.
                  -------------------------

                  (a) The Seller has good and marketable title to all Acquired Assets, free and clear of all Liens, except (i) Permitted Liens and
(ii) the Senior Lender Liens. Section 2.8(b) of the Disclosure Schedule hereto sets forth a complete and accurate list of all leased assets that have annual rental payments in excess of $20,000. At the Closing, the Seller shall deliver good and marketable title to all of the Acquired Assets, free and clear of all Liens except for the Permitted Liens.

                  (b) All the leases that are part of the Acquired Assets are in full force and effect. The Seller has not received any notice of any, and there exists no event of default or event which constitutes or would constitute (with notice or lapse of time or both) a default by the Seller or any, to the Seller's Knowledge, other Person under any lease. All rent and other amounts due and payable with respect to the leases that are part of the Acquired Assets have been paid through the date of this Agreement and all rent and other amounts due and payable with respect to the leases that are part of the Acquired Assets that are due and payable on or prior to the Closing Date will have been paid prior to the Closing Date.

                  (c) The buildings, structures and improvements or real property included within the Acquired Assets (collectively, the "Improvements") comply in all material respects with all applicable restrictions, building ordinances and zoning ordinances and all Laws. The Improvements are in good operating condition and repair, ordinary wear and tear excepted, and are adequate and suitable for the purposes for which they are presently being used. The real property included in the Acquired Assets and its continued use, occupancy  and  operation as  currently  used,  occupied  and operated  does not constitute a nonconforming use under any Law or Order affecting the real property (other than possible set back violations, none of which will have a Material Adverse Effect or the continued use, occupancy and operation of the real property included in the Acquired Assets as currently used, occupied and operated), and the continued existence, use, occupancy and operation of each Improvement, and the right and ability to repair and/or rebuild such Improvements in the event of casualty, is not dependent on any special Permit, exception, approval or variance.

                  (d) There has not been since the Balance Sheet Date and will not be prior to the Closing Date, any sale, lease, or any other disposition or distribution by the Seller of any of the Acquired Assets, now or hereafter owned by it, except for (i) sales of inventory in the ordinary course of business,
(ii) sales or retirement of equipment no longer useful in the Business and (iii) transactions consented to by the Purchaser. After the Closing, the Purchaser will own, or have the unrestricted right to use, all properties and assets that are primarily used in connection with the Business subject to restrictions set forth in the License Agreement.

         2.9   Litigation.  There  is no Claim pending or, to the best Knowledge
               ----------
of the Seller, threatened against the Seller which, if adversely determined, would have a Material Adverse Effect on the Business, nor is there any Order outstanding against the Seller having, or which, insofar as can be reasonably foreseen, in the future may have, a Material Adverse Effect on the Business.

         2.10   Tax Matters. The Seller has filed on a timely basis all material
                -----------
Tax Returns that were required to be filed with respect to the Business or the Acquired Assets pursuant to applicable law, and all such Tax Returns were true, correct and complete in all material respects. The Seller has paid, or made provision for the payment of, all material Taxes that have become due pursuant to those Tax Returns and that are attributable to the Seller, the Business or the Acquired Assets.

         2.11   Compliance with Law and Applicable Government Laws. The Business
                --------------------------------------------------
has not been, and is not being, operated in material violation of all applicable Laws and applicable Orders, including, but not limited to, all Laws relating to the safe conduct of business, quality and labeling, antitrust, consumer protection, equal opportunity, discrimination, health, sanitation, fire, zoning, building and occupational safety. There are no Claims pending, or to the Knowledge of the Seller threatened, nor has the Seller received any written notice, regarding any violations of any Laws or Orders enforced by any Authority claiming jurisdiction over the Seller including any requirement of OSHA. This Section shall not apply to Tax matters, employee benefit matters or environmental matters, which are instead the subject of Sections 2.10, 2.12 and 2.14, respectively.

         2.12     ERISA and Related Matters.
                  -------------------------

         (a) Section 2.12(a) of the Disclosure Schedule contains a complete and accurate list of all the Seller Plans and other benefit obligations with respect to the Business.

         (b)   The Seller has made available to the Purchaser:

               (i) all documents that set forth the terms of each Seller Plan or other benefit obligation and of any related trust, including (A) plan descriptions and summary plan descriptions of Plans for which the Seller is required to prepare and distribute plan descriptions and summary plan descriptions, and (B) summaries and descriptions furnished to participants and beneficiaries regarding plans or other benefit obligations for which a plan description or summary plan description is not required;

               (ii) the most recent actuarial report with respect to any Seller Title IV Plan;

               (iii) the Form 5500 filed for the most recent Plan year with respect to each Seller Plan, including all schedules thereto and the opinions of independent accountants; and

               (iv)   with   respect   to  Pension  Plans,   the   most   recent
determination  letter for each Plan of the Seller.

         (c)   (i)    Each  Seller  Plan  intended  to be  qualified  under Code
Section 401(a) has or has applied for a current favorable determination letter from the Internal Revenue Service indicating that the Plan is so qualified, none of such Plans has been subject to any assertion by any governmental Authority that it is not qualified, and nothing has occurred with respect to the operation of any such Plan which is reasonably likely to cause the imposition of any material liability against the Business or the Purchaser under ERISA or other applicable laws other than the Code. With respect to all other Seller Plans and other benefits obligations with respect to the Business, nothing has occurred which is reasonably likely to cause the imposition of any material liability against the Business or the Purchaser under ERISA, the Code, or other applicable laws. Without limiting the foregoing:

                        (A) No transaction prohibited by ERISA Section 406 and no "prohibited transaction" under Code Section 4975(c) have occurred with respect to any Seller Plan that is reasonably likely to result in a material liability to the Business or the Purchaser.

                         (B) All contributions required with respect to any Seller Plan have been paid to the applicable Seller Plan or trust when due, and the Seller has no liability to the Pension Benefit Guaranty Corporation with respect to any Plan.

                         (C) All contributions and payments made or accrued with respect to all Seller Plans and other benefit obligations are deductible under Code Section 162 or Section 404. No amount, or any asset of any Seller Plan, is subject to tax as unrelated business taxable income.

                 (ii) Other than routine claims for benefits submitted by participants or beneficiaries, no Claim against, or legal proceeding involving any Seller Plan or other benefit obligation that would have any Material Adverse Effect to the Business or the Purchaser is pending or, to the Seller's Knowledge, is threatened.

                 (iii) Neither the Seller nor any ERISA Affiliate contributes to or otherwise participates in any Multi-Employer Plan and neither the Seller nor any ERISA Affiliate has been notified of withdrawal liability by any Multi-Employer Plan.

                  (iv) The Seller has complied in all material respects with the provisions of ERISA Section 601 et seq. and Code Section 4980B.

                  (v) No payment that is owed or may become due to any Business Employee or any director, officer, employee, or agent of the Seller as a result of the consummation of transactions contemplated hereby will be non-deductible to the Purchaser or subject to Tax under Code Section 280G or Section 4999; nor will the Purchaser be required to "gross up" or otherwise compensate any such person because of the imposition of any excise tax on a payment to such person.

                  (vi) The consummation of transactions contemplated hereby and hereunder will not result in the payment, vesting, or acceleration of any benefit.

         2.13     Intellectual Property.
                  ---------------------

                  (a) The Seller owns or has a license or has the right to use the Proprietary Rights listed on Section 2.13(a) of the Disclosure Schedule; each such item of Proprietary Rights listed on Section 2.13(a) of the Disclosure Schedule has been duly registered with, filed in, or issued by the appropriate Authority, to the extent required; and each such registration, filing and issuance remains in full force and effect. To the Knowledge of the Seller, no Claim adverse to the interests of the Seller in the Proprietary Rights or Contracts listed in Section 2.13(a) of the Disclosure Schedule has been made in litigation.

                  (b) To the Knowledge of the Seller, (i) no other Person has any rights to any of the Proprietary Rights owned or used by the Seller that are listed on Section 2.13(a) of the Disclosure Schedule except pursuant to agreements or licenses specified in Section 2.13(b) of the Disclosure Schedule,
(ii) no other Person is infringing, violating or misappropriating any such Proprietary Right, and (iii) no such Proprietary Right is subject to any outstanding Order or Claim.

          2.14    Environmental Matters.
                  ---------------------

                  (a) Neither the Business nor the operation thereof has violated any material applicable Environmental Law and no condition exists or Occurrence has occurred which, with notice or the passage of time or both, would constitute a violation of any material Environmental Law;

                  (b) the Seller is in possession of all material Environmental Permits required under any applicable Environmental Law for the conduct or operation of the Business (or any part thereof), and the Seller is in full compliance with all of the requirements and limitations included in such Environmental Permits;

                  (c) the Seller has not received any written notice from any Authority or any private Person that the Business or the operation of any of its facilities is in violation of any material Environmental Law or any material Environmental Permit; and

                  (d) the Seller is not the subject of any material Federal, state, local, or private Claim involving a demand for damages or other potential liability with respect to a violation of Environmental Laws relating to operations or the condition of any facilities or property (including underlying groundwater) owned, leased, or operated by the Seller in the Business.

         2.15      Dealings with Affiliates.  Section  2.15  of  the  Disclosure
                   ------------------------
Schedule hereto sets forth a complete and accurate list, including the parties, of all oral or written Contracts included in the Acquired Assets or Assumed Liabilities to which any one or more Affiliates of the Seller is also a party.

         2.16      Insurance.  The Seller currently has, and through the Closing
                   ---------
Date will have, Policies in full force and effect that provide for coverages that are usual and customary as to amount and scope in the Business.

         2.17    Accounts Receivable; Inventories. With respect to the Business,
                 -------------------
the accounts receivable of the Seller reflected in the Financial Statements and such additional accounts receivable as are included in the Acquired Assets (except to the extent reserved against in the Financial Statements) are or will be valid, genuine and subsisting, and arise or will arise out of bona fide sales and deliveries of goods, performance of services or other business transactions. The inventories reflected on the Financial Statements and included in the Acquired Assets do not include any items which are not usable or saleable in the ordinary course of business of the Seller.

          2.18    Brokerage. There are  no  claims  for  brokerage  commissions,
                  ---------
finders' fees or similar compensation in connection with the transactions contemplated by this Agreement based on any arrangement or agreement binding upon the Seller that would be an Assumed Liability.

         2.19     Customers  and  Suppliers.  With  respect  to the Business, no
                  -------------------------
material supplier of the Business has advised the Seller in writing within the past year that it will stop, or decrease the rate of, supplying materials, products, or services to the Seller (other than by reason of changes in crop yields) and no material customer of the Business has advised the Seller in writing within the past year that it will stop, or decrease the rate of, buying materials, products or services from the Seller. With respect to the Business,
Section 2.19 of the Disclosure Schedule hereto sets forth a complete and accurate list of (a) each customer that accounted for more than 5% of the revenues of the Business during the last full fiscal year and the amount of revenues accounted for by such customer during each such period and (b) each supplier that is the sole supplier of any significant product or component to the Business.

         2.20    Permits.  The Permits listed on Section 2.20 of the  Disclosure
                 -------
Schedule hereto are the only material Permits that are required for the Seller to conduct the Business as presently conducted. Each such Permit is in full force and effect and, to the best of the Knowledge of the Seller, no suspension or cancellation of any such Permit is threatened and there is no basis for believing that such Permit will not be renewable upon expiration.

         2.21    Utilities. The Improvements  primarily used in the Business has
                 ---------
sufficient power, fuel oil, natural gas and water supplies and adequate sewerage and waste disposal systems for the operation of the Business as presently conducted, and, to the Seller's Knowledge, all such supplies and systems will be available after the Closing to the Purchaser. All such systems are in compliance with all federal, state and local environmental and other Laws in all material respects.

         2.22    Sufficiency of Assets.  The  Acquired  Assets  are  all  of the
                 ---------------------
material assets used by the Seller to conduct the Business and are sufficient for the continued conduct of the Business after the Closing in substantially the same manner as conducted prior to Closing.

         2.23    Mycogen  Agreement.  The  Business is currently not  processing
                 ------------------
any seed and the business plan of the Business does not contemplate future processing of seed under that certain License and Supply Agreement, dated as of May 10, 1995, including all addenda thereto, by and between the Seller and Mycogen Plant Sciences, a Delaware corporation.

         2.24    No Other Representations or Warranties.
                 --------------------------------------
Except for representations and warranties contained in this Article II, neither the Seller nor any other Person makes any representation or warranty whatsoever, express or implied, on behalf of the Seller.


                                   ARTICLE III

                 REPRESENTATIONS AND WARRANTIES OF THE PURCHASER
                 -----------------------------------------------

         The Purchaser represents and warrants to the Seller as follows as of the date hereof and as of the Closing Date:

         3.1   Corporate Organization,  Etc. The Purchaser is a corporation duly
               ----------------------------
organized, validly existing and in good standing under the laws of its jurisdiction of incorporation with full corporate power and authority to carry on its business as it is now being conducted and to own, operate and lease its properties and assets.

         3.2   Authorization, Etc. The  Purchaser has full  corporate  power and
               ------------------
authority to enter into this Agreement and to carry out the transactions contemplated hereby and thereby. The Board of Directors of the Purchaser has duly authorized the execution, delivery and performance of this Agreement and to consummate the transactions contemplated hereby, and no other corporate proceedings on their part are necessary to authorize this Agreement and the transactions contemplated hereby and thereby. This Agreement constitutes the legal, valid and binding obligation of the Purchaser enforceable against the Purchaser in accordance with its terms.

         3.3   No  Violation. The execution,  delivery  and  performance  by the
               -------------
Purchaser of this Agreement, and all other agreements contemplated hereby, and the fulfillment of and compliance with the respective terms hereof and thereof by the Purchaser, do not and will not (a) conflict with or result in a breach of the terms, conditions or provisions of, (b) result in a violation of, or (c) require any authorization, consent, approval, exemption or other action by, or notice to, or filing with any court or Authority pursuant to, the charter or bylaws of the Purchaser or, to the best knowledge of the Purchaser, any applicable Law, Order or any contract to which the Purchaser, or its properties are subject. The Purchaser will comply in all material respects with all applicable Laws and Orders in connection with its execution, delivery and performance of this Agreement and the transactions contemplated hereby.

         3.4   Certain Proceedings. There is no pending proceeding that has been
               -------------------
commenced against the Purchaser that challenges, or may have the effect of preventing, delaying, making illegal or otherwise interfering with, any of the transactions contemplated by this Agreement. To the Purchaser's knowledge, no such proceeding has been commenced or threatened.

         3.5   Financing. The  Purchaser  has  (through  cash  on hand, existing
               ---------
credit arrangements or otherwise) as of the date hereof, and will have at the Closing, sufficient funds to pay the Purchase Price, any expenses to be incurred by the Purchaser in connection with this Agreement and all other amounts payable by the Purchaser at the Closing and to perform its obligations hereunder following the Closing and to provide adequate working capital to the Business.

         3.6   Brokers or Finders.  The  Purchaser  and  its officers and agents
               ------------------
have incurred no obligation or liability, contingent or otherwise, for brokerage or finders' fees or agents' commissions or other similar payment in connection with this Agreement.


                                   ARTICLE IV

                             COVENANTS OF THE SELLER
                             -----------------------

         Until the Closing Date, except as otherwise consented to or approved by the Purchaser in writing, the Seller agrees that, with respect to the Business, it shall act, or refrain from acting where required hereinafter, to comply with the following:

         4.1   Regular Course of Business. The Seller shall operate the Business
               --------------------------
diligently and in good faith, consistent with past management practices, use its commercially reasonable efforts to maintain all of its properties of the Business in customary repair, order and condition, reasonable wear and tear excepted; maintain (except for expiration due to lapse of time) all leases and Contracts in effect without change except as expressly provided herein; comply in all material respects with the provisions of all Laws and Orders applicable to the Seller and the conduct of the Business; and maintain insurance coverage up to the Closing Date consistent with the terms set forth in Section 2.16.

         4.2   Certain  Prohibited Transactions. Until the Closing Date, without
               --------------------------------
obtaining the prior written consent of the Purchaser, the Seller shall not and shall not commit or agree to, other than in the ordinary course of business and consistent with past practices, (i) increase the salary or benefits of any Business Employee or commit to pay any bonuses or other cash or property to any Business Employee, (ii) cancel, release, waive or compromise any debt, Claim or right in its favor having a value in excess of $5,000 other than in connection with returns for credit or replacement in the ordinary course of business, (iii) incur or assume any Indebtedness, (iv) make any loans or advances to any Person that would be an Assumed Liability, or (v) sell or otherwise transfer or grant any Liens (other than Permitted Liens and Senior Lender Liens) on or right to acquire any of the assets or other property primarily owned or used in the Business.

         4.3      Access and Disclosure.
                  ---------------------

                  (a) The Seller shall afford to the Purchaser and its counsel, accountants, agents and other authorized representatives reasonable access during business hours to the Business's plants, properties, books and records in order that the Purchaser may have full opportunity to make such reasonable investigations as it shall desire to make of the affairs of the Business; and the Seller shall cause its officers, employees and auditors to furnish such additional financial and operating data and other information relating to the Business as the Purchaser shall from time to time reasonably request.

                  (b) From time to time prior to the Closing Date, the Seller shall promptly supplement or amend information previously delivered to the Purchaser with respect to any matter hereafter arising which, if existing or occurring at the date of this Agreement, would have been required to be set forth or disclosed in the Disclosure Schedule.

         4.4   Fulfillment of  Conditions   Precedent.   The  Seller  shall  use
               --------------------------------------
commercially reasonable efforts to obtain by September 16, 2002 (or, if such date is not practicable, as soon thereafter as is practicable) and at its expense all such waivers, Permits, consents, approvals or other authorizations from third parties and Authorities required on its part in connection with, and to do all things as may be necessary or desirable to fulfill the conditions to, the consummation of the transactions contemplated by this Agreement.

         4.5    License Agreement.  The  Seller  shall enter into and deliver at
                -----------------
Closing the License Agreement in substantially the form of Exhibit 7.7 hereto.
                                                           -----------

         4.6    Employees; Employee Benefit Matters.  The Seller shall cooperate
                -----------------------------------
with the Purchaser in connection with the Purchaser satisfying its obligations under Section 5.4 below. The Seller shall retain the liability for payment of the completion of business transaction and performance incentives under the terms of the individual retention incentive agreements listed in Section 2.12(c)(vi) of the Disclosure Schedule.

         4.7    Non-Competition.  For  a  period  of  three  (3)  years from the
                ---------------
Closing, the Seller shall not, and shall cause each of its Subsidiaries not to, directly or indirectly, engage in any business that is in competition with the Business. Notwithstanding anything to the contrary contained in this Section 4.7, the Purchaser hereby agrees that the foregoing covenant shall not be deemed breached as a result of (i) the ownership by the Seller or any Affiliate of the Seller of less than an aggregate of 5% of any class of capital stock of a person engaged, directly or indirectly, in a business that is in competition with the Business or less than 10% in value of any instrument of indebtedness of a Person engaged, directly or indirectly, in a business that is in competition with the Business, (ii) the retention and conduct by the Seller of seed businesses, other than sunflower seed businesses, and animal food businesses other than bird food businesses, (iii) any action taken by the Seller or any of its Affiliates pursuant to this Agreement or the License Agreement, or (iv) any action taken by the Seller of any of its Affiliates or by any third party at the direction of the Seller in connection with discharging its obligations under any Contracts guarantees (including guarantees of performance under contacts or Agreements), assumption of obligations, letters of credit or other similar arrangements, including surety and performance bonds, in effect at the Closing Date and not included in the Assumed Liabilities. Notwithstanding the foregoing, the Seller may enter into a merger, acquisition, joint venture or other business combination with another entity so long as (a) the objective of the transaction is not to serve the sunflower seed market and (b) serving the sunflower seed market is not a primary element of the other entity's business or, if that service is such an element, the Seller and its personnel will have no involvement with that element of the combined business.

         4.8      Telmark Lease.  At Closing, the Seller will prepay any amounts
                  -------------
owing under the Telmark Lease.


                                    ARTICLE V

                           COVENANTS OF THE PURCHASER
                           --------------------------

         The Purchaser hereby covenants and agrees with the Seller that:

         5.1   Fulfillment of  Conditions  Precedent.  The  Purchaser  shall use
               -------------------------------------
commercially reasonable efforts to obtain by September 16, 2002 (or if such date is not practicable, as soon thereafter as is practicable) and at its expense all such waivers, Permits, consents, approvals or other authorizations from third parties and Authorities required on its part in connection with, and to do all things as may be necessary or desirable to fulfill the conditions to, the consummation of the transactions contemplated by this Agreement

         5.2   Confidentiality.  The Purchaser  confirms and agrees  that,  with
               ---------------
respect to any information directly or indirectly furnished by or on behalf of the Seller, whether before, on or after the date of hereof, the Purchaser shall continue to be bound by the terms of that certain Confidentiality Agreement, dated as of May 9, 2002, by and between the Purchaser and the Seller until the Closing.

         5.3    License Agreement.  The  Purchaser  shall enter into and deliver
                -----------------
at  Closing  the  License  Agreement  in  substantially  the form of Exhibit 7.7 hereto.
                             -----------

         5.4    Employees; Employee Benefit  Matters.
                ------------------------------------
                (a) With respect to each Business Employee who is employed in connection with the Business immediately before the Closing Date, including any employee who is absent from work by reason of vacation, the Purchaser agrees that as of and immediately after the Closing Date, the Purchaser shall employ such Business Employee in a position that is reasonably comparable to that held with the Seller as disclosed to the Purchaser in the Data Book Information dated July 2002 and that does not result in a significant change in compensation (excluding any retention or other bonus plan payments) or work location. With respect to each Business Employee who is absent from work on the Closing Date by reason of approved leave of absence, short-term disability, or workers' compensation, the Purchaser agrees that when each such Business Employee is available to return to work, fit for duty, within one (1) year after the Closing Date the Purchaser shall offer to employ such Business Employee in a position that is reasonably comparable to that held with the Seller as disclosed to the Purchaser in the Data Book Information dated July 2002 and that does not result in a significant change in compensation (excluding any retention or other bonus plan payments) or work location. The Purchaser shall indemnify and hold harmless the Seller and be responsible for any Claims made by any Business Employees for severance or other benefits based on separation, for any Claims based on breach of contract, and for any other Claims arising out of or in connection with the employment, or the suspension or termination of employment of, any employees, other than any claims related to the Seller's actions before the Closing Date or based solely on the transactions contemplated by this Agreement.

                (b) On and after the Closing Date, the Purchaser shall credit to each Business Employee the service of such employee with the Seller through the Closing Date to the same extent as if such service had been performed for the Purchaser (i) for all purposes in connection with determining such employee's eligibility for and vesting in all Plans, programs, and arrangements for which such employee is otherwise eligible, including but not limited to, as applicable, the Purchaser's Pension Plan, 401(k) Plan, severance, and sick days, and (ii) for purposes of determining the amount of such employee's benefit under the Purchaser's severance plan. For purposes of the Purchaser's vacation policy, the Purchaser shall credit each Business Employee with no less than the number of years of service necessary to ensure that (i) each Business Employee has the same number of annual vacation days for 2002 (taking into account days used by each Business Employee while employed by the Seller) under the Purchaser's vacation policy as under the Seller's vacation policy, and (ii) each Business Employee does not require a greater number of years of service to reach the next higher increment of vacation days under the Purchaser's vacation policy than would have been required under the Seller's vacation policy. Vacation earned by Business Employees in 2001 to be taken in 2002, and which is unused as of the Closing Date, shall be assumed by the Purchaser provided that: (i) the Seller shall pay the Purchaser an amount equal to the value of such unused vacation on the Closing Date, and (ii) the Purchaser shall pay any Business Employee who terminates employment with Purchaser in 2002 for any reason an amount equal to the value of such Business Employee's unused vacation for 2002. The Purchaser shall have no obligation to pay to any Business Employees any of the value of any vacation accrued in 2002 that is not available for use in that year. Furthermore, the Purchaser shall waive or cause to be waived, except to the extent such waiver is prohibited by applicable Law, any waiting period, probationary period, pre-existing condition exclusion, evidence of insurability requirement, or similar condition with respect to initial participation under any Plan, program, or arrangement of the Purchaser to provide health coverage, life insurance, disability benefits, or other similar welfare benefits with respect to each Business Employee who has satisfied the comparable requirements under the Seller's comparable Plans before the Closing Date.

Notwithstanding the foregoing, the Business Employees employed by the Purchaser shall not be eligible for medical benefits with the Purchaser until October 1, 2002. On and after the Closing Date and until September 30, 2002, the Seller shall continue to provide medical coverage under the Agway Inc. Medical/Dental Plan to Business Employees who were participating in such plan as of the Closing Date.

                (c) Except as otherwise specifically provided in this Section 5.4, the Seller shall retain liability for all salary and other compensation and benefits of any kind due to any Business Employee arising out of employment by the Seller before the Closing Date, and the Purchaser shall assume liability for all salary and other compensation and benefits of any kind earned on or after the Closing Date by any Business Employee arising out of employment by the Purchaser.

         5.5   Signage.  Upon  expiration  of  its  right  to  use  any  name or
               -------
trademark pursuant to the License Agreement, the Purchaser shall discontinue the use of such name or trademark on any stationery, purchase order forms, packaging or other similar paper goods or supplies, or advertising and promotional materials, product, training and service literature and materials, or computer programs or like materials and shall remove all signage containing such name or trademark.


                                   ARTICLE VI

                                OTHER AGREEMENTS
                                ----------------

         The parties further agree as follows:

         6.1   Agreement to Defend. In the event any action, suit, proceeding or
               -------------------
investigation of the nature specified in Section 7.5 or Section 8.3 hereof is commenced, whether before or after the Closing Date, the parties hereto agree to cooperate and use their commercially reasonable efforts to defend against and respond thereto.

         6.2   Cooperation.  Subject  to  the  terms  and  conditions  of  this
               -----------
Agreement, the parties hereto shall use commercially reasonable efforts to take, or cause to be taken, all action, and to do, or cause to be done, all things necessary, proper or advisable under applicable Laws and Orders to consummate and make effective, by September 16, 2002, (or, if such date is not practicable, as soon thereafter as is practicable) the transactions contemplated by this Agreement, and to cooperate with each other in connection with the foregoing, including without limitation using all reasonable efforts (a) to obtain all necessary waivers, consents, and approvals from other parties to loan agreements, leases, mortgages and other Contracts, (b) to obtain all necessary Permits, consents, approvals and authorizations as are required to be obtained under any Law, (c) to lift or rescind any injunction or restraining order or other Order adversely affecting the ability of the parties to consummate the transactions contemplated hereby, (d) to effect all necessary registrations and filings and submissions of information requested by Authorities, and (e) to fulfill all conditions to the obligations of the parties under this Agreement. Each of the Purchaser and the Seller further covenants and agrees that it shall use its commercially reasonable efforts to prevent, with respect to a threatened or pending preliminary or permanent injunction or other Law or Order, the entry, enactment or promulgation thereof, as the case may be.

         6.3   Deliveries After Closing.   From  time to time after the Closing,
               ------------------------
at the Purchaser's request and without further consideration from the Purchaser, the Seller shall execute and deliver such other instruments of conveyance and transfer and take such other action as the Purchaser reasonably may require to convey, transfer to and vest in the Purchaser and to put the Purchaser in possession of the Acquired Assets.

         6.4   Public Announcements. Neither  the  Seller nor the Purchaser, nor
               --------------------
any Affiliate, representative or shareholder of either of such persons, shall disclose any of the terms of this Agreement to any third party without the other party's prior written consent. The form, content and timing of all press releases, public announcements or publicity statements with respect to this Agreement and transactions contemplated hereby shall be subject to the prior approval of both the Seller and the Purchaser, which approval shall not be unreasonably withheld. No press releases, public announcements or publicity statements shall be released by either party without such prior mutual agreement. The provisions of this Section 6.4 shall be subject to any contrary requirement of any Law or Order, including, without limitation, the federal securities laws of the United States.

         6.5.     Allocation; Tax Matters.
                  -----------------------

         (a)    The  Seller  and  the  Purchaser  agree  to  use   commercially
reasonable efforts to enter into an agreement (the "Allocation Agreement") as soon as practicable (but in any event no later than 150 days after the Closing Date) to allocate the Purchase Price, the Assumed Liabilities, and all other capitalizable costs among the Acquired Assets and the Seller's agreement under Section 4.7 for all applicable Tax purposes, including Code Section 1060. The Purchaser shall initially prepare a statement setting forth a proposed computation and allocation of the aggregate purchase price (the "Computation"), and submit it to the Seller no later than 60 days after the Closing Date. If, within 30 days of the Seller's receipt of the Computation, the Seller shall not have objected in writing to such Computation, the Computation shall become the Allocation Agreement. If such objection shall be made within such period, and within 60 days after the Seller's receipt of the Computation the Seller and the Purchaser have not adopted an Allocation Agreement, any disputed aspects of the Allocation Agreement shall be resolved within 90 days of the Seller's receipt of the Computation by the Independent Accountant, which shall resolve such dispute pursuant to, first, the terms of this Agreement and, second, the application of applicable Tax laws to the relevant facts.

         (b) After the Closing, from time to time, the Purchaser and the Seller shall agree upon revisions to the Allocation Agreement to reflect any adjustments to the consideration. The Purchaser and the Seller shall file and cause to be filed all Tax Returns and execute such other documents as may be required by any Taxing Authority, in a manner consistent with the Allocation Agreement, as it may be revised from time to time. The Seller shall prepare Internal Revenue Service Form 8594 (or any successor form) pursuant to Code
Section 1060 relating to the transactions contemplated by this Agreement based on the Allocation Agreement, as it may be revised from time to time, and deliver such form to the Purchaser. The Purchaser and the Seller shall file, or cause the filing of, such form and each comparable form with each relevant Taxing Authority. Any dispute under this provision shall be resolved by the Independent Accountant within 30 days of the submission of such dispute.

         (c) Irrespective of Article XI or any other provision hereof, the Purchaser shall bear and be liable for, and shall indemnify the Seller against, all title insurance premiums, and sales and use Taxes incurred in connection with the transactions contemplated hereby. Irrespective of Article XI or any other provision hereof, the Seller shall bear and be liable for, and shall indemnify the Purchaser against abstracting and title insurance commitment costs, all transfer, documentary, registration, stamp, value-added and other similar Taxes (including all applicable real estate transfer Taxes and real property gains Taxes), incurred in connection with the transactions contemplated hereby. The Seller and the Purchaser shall cooperate in timely making and filing all Tax Returns as may be required to comply with the provisions of any Tax laws applicable to the transfer of the Acquired Assets, and each of the Seller and the Purchaser shall timely pay any Taxes for which it is responsible under this
Section 6.5(c) or, in the case of any such Taxes paid by the other party hereto, timely indemnify such other party against such Taxes. Any dispute under this provision shall be resolved by the Independent Accountant within 30 days of the submission of such dispute.

         (d) At the Closing, the Seller shall deliver to the Purchaser duly executed certificates certifying that the transactions contemplated hereby are exempt from withholding under Section 1445 of the Code.

         (e) The Seller shall timely file or cause to be filed (i) the United States consolidated federal income Tax Returns of the Seller and (ii) all other Tax Returns with respect to the Acquired Assets or the income or operations of the Business required to be filed (including any extensions) on or prior to the Closing Date or with respect to any Pre-Closing Tax Period. The Seller shall pay or cause to be paid all Taxes due on or with respect to such Tax Returns or the taxable periods or events covered thereby. The Purchaser shall prepare all Tax Returns with respect to the Acquired Assets or the income and operations of the Business due after the Closing Date except for Tax Returns due with respect to a Pre-Closing Tax Period; provided that if such Tax Returns cover a Straddle Period and the Seller is liable for any Taxes shown as due on such Tax Returns pursuant to the terms of this Section 6.5(e), the Purchaser shall submit such Tax Returns to the Seller for review and comment no later than thirty (30) days prior to the date such Tax Returns are required to be filed (including extensions). Notwithstanding anything to the contrary in Section 1.2, the Purchaser shall timely pay all Taxes shown as due on such Tax Returns. Except to the extent paid or adjusted on the closing statement pursuant to Section 1.6(d), the Seller shall remit to the Purchaser at least two (2) days prior to the due date of any Tax Returns relating to any Straddle Period relating to the Acquired Assets its pro rata share (calculated on a per diem basis as of the Closing
Date) of any Taxes shown as due on such Tax Returns. Any dispute under this provision shall be resolved by the Independent Accountant within 30 days of the submission of such dispute.

         (f) The Seller and the Purchaser shall each provide the other with such assistance as may be reasonably requested (including making employees reasonably available to provide information or testimony) in connection with the preparation of any Tax Return or the determination of liability for Taxes with respect to the Acquired Assets or the income or operations of the Business, in each case as contemplated by this Agreement.

         (g) Any decision of the Independent Accountant under this Section 6.5 shall be final, and the costs, expenses and fees of the Independent Accountant shall be borne equally by the Seller and the Purchaser.

         (h) The obligations of the parties pursuant to this Section 6.5 shall survive indefinitely.

         6.6.  Certain Information.  After the Closing,  upon reasonable written
               -------------------
notice, the Purchaser and the Seller shall furnish or cause to be furnished to each other and their respective accountants, counsel and other representatives access, during normal business hours, to such information (including records pertinent to the Business), personnel and assistance relating to the Business as is reasonably necessary for financial reporting and accounting matters, the preparation and filing of any returns, reports or forms or the defense of, prosecution of, or response required under, or pursuant to, any lawsuit, action or proceeding (including any proceeding involving the Seller, the Purchaser, any Excluded Assets, any Excluded Liabilities, or any environmental matters related to the Acquired Assets) or in order to enable the parties to comply or monitor compliance (including with respect to Purchaser's obligations in respect of the Assumed Liabilities) with their respective obligations under this Agreement. The Purchaser and the Seller shall also furnish or cause to be furnished to each other and their respective accountants, counsel and other representatives access, during normal business hours, to such information for any other reasonable business purpose.

         6.7    Collection  of  Excluded  Accounts  Receivable;  Reassignment of
                ----------------------------------------------------------------
Puttable Receivables.
--------------------

                (a) For a period of 180 days after the Closing Date, the Purchaser shall assist the Seller, without charge, in the collection of all Excluded Receivables, and shall use commercially reasonable efforts to collect all Puttable Receivables, provided that in either case the Purchaser shall not be required to initiate any legal proceedings or incur any expenses for outside attorneys or collection agencies in connection with such collection.

                (b) The Purchaser shall apply all collections on Assigned Receivables and Excluded Receivables from a given customer to the oldest outstanding invoice to that customer, unless (i) the customer specifically directs application to a different invoice or (ii) the customer is disputing such oldest invoice and application of the payment to the oldest invoice would be inconsistent with the position of the customer in such dispute. The Purchaser will hold for the Seller all collections received by it in respect of Excluded

Receivables pursuant to this Section 6.7, and shall pay such collections over to the Purchaser within three (3) business days after receipt, whether or not such collections are received during the 180-day period after the Closing Date.

                (c) On the date that is 180 days after the Closing Date, the Purchaser may, by notice to the Seller, require the Seller to repurchase the uncollected portion of all Puttable Receivables at a purchase price equal the uncollected balance thereof plus interest at 9 percent per annum from the Closing Date to the date of purchase. The Seller shall effect such repurchase within ten (10) days of receipt of such notice.

         6.8   Transitional Home  Office.   The  Seller  shall  provide  to  the
               -------------------------
Purchaser, for the benefit of Pamela Collins, her current office furniture (or comparable) and desktop computer. In addition, the Seller shall keep her existing telephone line and number active for a period of up to sixty (60) days from the Closing.


                                   ARTICLE VII

                 CONDITIONS TO THE OBLIGATIONS OF THE PURCHASER
                 ----------------------------------------------

         Each and every obligation of the Purchaser under this Agreement shall be subject to the satisfaction, on or before the Closing Date, of each of the following conditions unless waived in writing by the Purchaser:

         7.1   Representations and Warranties; Performance.  The representations
               -------------------------------------------
and warranties of the Seller set forth in this Agreement (determined without regard to any materiality qualification or exception in any representation or warranty) shall be true and correct in all respects as of the date of this Agreement and, except for those made as of a particular date, as of the Closing as though made at and as of the Closing, except in each case for such failures or representations and warranties to be true and correct (i) as the result of changes permitted or contemplated by this Agreement or (ii) that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. The Purchaser shall have received a certificate signed by an authorized officer of the Seller to such effect certifying to the foregoing.

         7.2      Consent of Senior Lenders.  The Seller shall have obtained the
                  -------------------------
consent of the Senior Lenders to the sale of the Business to the Purchaser pursuant to this Agreement and the release of the Senior Lender Liens.

         7.3      Opinion  of  the  Seller's  Counsel.  The Purchaser shall have
                  -----------------------------------
received an opinion of the Seller's counsel, dated the Closing Date, in the form of Exhibit 7.3 hereto.

         7.4      No Material Adverse Change.  There shall have been no Material
                  --------------------------
Adverse Change since the date of this Agreement.

         7.5      No   Proceeding or Litigation. No  preliminary  or   permanent
                  ------------------------------
injunction or other Order issued by a court of competent jurisdiction or by any Authority, or any Law or Order promulgated or enacted by any Authority shall be in effect, which would prevent the consummation of the transactions contemplated hereby.

         7.6     Secretary's Certificate. The Purchaser  shall  have  received a
                 -----------------------
certificate, by the secretary of the Seller, as to the charter and bylaws of the Seller, the resolutions adopted by the directors of the Seller in connection with this Agreement and the incumbency of certain officers of the Seller.

         7.7     License Agreement.  The  Seller shall have executed the License
                 -----------------
Agreement in substantially the form of Exhibit 7.7 hereto.
        -----------

         7.8     Other  Documents. The Seller shall have furnished the Purchaser
                 ----------------
with such other and further documents and certificates, including certificates of the Seller's officers and others, as the Purchaser shall reasonably request to evidence compliance with the conditions set forth in this Agreement.

         7.9     Title Policies. The Purchaser shall have  received from Chicago
                 --------------
Title Insurance Company (the "Title Company"), at the Seller's sole cost and expense, a commitment for an owner's title insurance policy (ALTA Owner's Form
1992) to be issued to the Purchaser with respect to each parcel of Real Property, together with endorsements reasonably requested by the Purchaser (including, without limitation, access, zoning, comprehensive, and contiguity endorsements to the extent available in the State), in an amount determined by the Purchaser and approved by Title Company, insuring the Purchaser and issued as of the Closing Date by the Title Company, showing the Purchaser to have marketable title to each such parcel of Real Property, in each case free and clear of all Liens except for the Permitted Liens. The Seller shall be solely liable for payment of all title insurance charges and fees excluding premiums, inclusive of any additional premiums attributable to requested and/or required endorsements. The Purchaser shall be solely responsible for all title insurance premiums. The Seller shall have delivered to the Title Company an Owner's Affidavit for each parcel of Real Property in form and substance satisfactory to the Seller and the Title Company.


                                  ARTICLE VIII

                   CONDITIONS TO THE OBLIGATIONS OF THE SELLER
                   -------------------------------------------

         Each and every obligation of the Seller under this Agreement shall be subject to the satisfaction, on or before the Closing Date, of each of the following conditions unless waived in writing by the Seller:

         8.1   Representations and Warranties; Performance.  The representations
               -------------------------------------------
and warranties of the Purchaser set forth in this Agreement (determined without regard to any materiality qualification or exception in any representation or warranty) shall be true and correct in all material respects as of the date of this Agreement and, except for those made as of a particular date, as of the Closing as though made at and as of the Closing, except in each case for such failures or representations and warranties to be true and correct as the result of changes permitted or contemplated by this Agreement. The Seller shall have received a certificate signed by an authorized officer of the Seller to such effect certifying to the foregoing.

         8.2   Consent of Senior Lenders.  The  Seller  shall  have obtained the
               -------------------------
consent of the Senior Lenders to the sale of the Business to the Purchaser pursuant to this Agreement and the release of the Senior Lender Liens.

         8.3    No  Proceeding  or  Litigation.  No  preliminary  or  permanent
                -------------------------------
injunction or other Order issued by a court of competent jurisdiction or by any Authority, or any Law or executive order promulgated or enacted by any Authority shall be in effect, which would prevent the consummation of the transactions contemplated hereby.

         8.4    Secretary's   Certificate. The  Seller  shall  have  received  a
                -------------------------
certificate by the assistant secretary of the Purchaser, as to the charter and bylaws of the Purchaser, the resolutions adopted by the directors of the Purchaser in connection with this Agreement, and the incumbency of certain officers of the Purchaser.

         8.5    License Agreement. The Purchaser shall have executed the License
                -----------------
Agreement in substantially the form of Exhibit 7.7 hereto.


         8.6     Opinion  of  the  Purchaser's  Counsel.  The  Seller shall have
                 --------------------------------------
received an opinion of the Purchaser's counsel dated the Closing Date, in the form of Exhibit 8.6 hereto.

         8.7     Other  Documents. The Purchaser shall have furnished the Seller
                 ----------------
with such other and further documents and certificates, including certificates of the Purchaser's officers and others, as the Seller shall reasonably request to evidence compliance with the conditions set forth in the Agreement.


                                   ARTICLE IX

                                     CLOSING
                                     -------

         9.1    Closing.  Unless this Agreement  shall have been  terminated  or
                -------
abandoned pursuant to the provisions of Article X hereof, a closing of the transactions contemplated by this Agreement (the "Closing") shall be held on September 16, 2002, or, if later, the date that is three (3) business days after the satisfaction or waiver of the conditions precedent set forth in Articles VII and VIII, or on such other date as the parties may agree. The Closing shall take place in the offices of Sutherland Asbill & Brennan, LLP, 1275 Pennsylvania Avenue, N.W., Washington, DC 20004.

                                    ARTICLE X

                           TERMINATION AND ABANDONMENT
                           ---------------------------

         10.1     Methods of Termination.   This Agreement may be terminated and
                  ----------------------
the transactions here in contemplated may be abandoned at any time:

                  (a)      by mutual consent of the Purchaser and the Seller; or

                  (b) by the  Purchaser  or the Seller if this  Agreement is not consummated on or before September 30, 2002; provided that if such non-consummation of this Agreement results from a breach or default by a party with respect to its respective obligations under this Agreement on or before such date, such party may not terminate this Agreement pursuant to this Section 10.1(b), and the other party to this Agreement may at its option enforce its rights against such breaching or defaulting party and seek any remedies against such party, in either case as provided hereunder and by applicable Law.

         10.2     Procedure Upon and Effects of Termination.
                  -----------------------------------------

                 (a) In the event of  termination  and  abandonment  pursuant to
Section 10.1 hereof, and subject to the proviso contained in Section 10.1(b), this Agreement shall terminate and shall be abandoned, without further action by any of the parties hereto. If this Agreement is terminated as provided herein, each party shall redeliver all documents and other material of any other party relating to the transactions contemplated hereby, whether obtained before or after the execution hereof, to the party furnishing the same.

                  (b) In the event of a termination of this Agreement pursuant to Section 10.1, this Agreement shall become null and void and of no further force or effect, and no Person shall have any liability in respect hereof or of the transactions contemplated hereby, except (i) with respect to any willful and material breach of any covenant contained in this Agreement by such Person prior to such termination and (ii) that the provisions of the Confidentiality Agreement and the provisions of Section 12.14 and ARTICLE X shall survive such termination and shall remain in full force and effect.


                                   ARTICLE XI

                            INDEMNIFICATION; REMEDIES
                            -------------------------

         11.1.    Survival.  Subject to Section 11.5 below, all representations,
                  --------
warranties, covenants, and obligations in this Agreement will survive the Closing.

         11.2.  Indemnification and Payment of Damages by the Seller. The Seller
                ----------------------------------------------------
will indemnify and hold harmless the Purchaser and its officers, directors, stockholders, controlling persons, and Affiliates (collectively, the "Purchaser Indemnified Persons") for, and will pay to the Purchaser Indemnified Persons the amount of, any loss, liability, claim, damage or expense (including reasonable costs of investigation and defense and reasonable attorneys' fees), whether or not involving a third-party claim (collectively, "Damages"), arising from: (a) any breach of any representation or warranty made by the Seller in this Agreement or in any certificate delivered by the Seller pursuant to this Agreement, (b) any breach by the Seller of any covenant or obligation of the Seller in this Agreement, (c) any claim by any Person for brokerage or finder's fees or commissions or similar payments based upon any agreement or understanding alleged to have been made by any such Person with the Seller (or any Person acting on their behalf) in connection with any of the transactions contemplated by this Agreement, or (d) any Excluded Liabilities.

         11.3.  Indemnification  and  Payment of Damages By the  Purchaser.  The
                ----------------------------------------------------------
Purchaser will indemnify and hold harmless the Seller and its officers, directors, stockholders, controlling persons, and affiliates (collectively, the "Seller Indemnified Persons" and, together with the Purchaser Indemnified Persons, "Indemnified Persons"), and will pay to the Seller Indemnified Persons the amount of any Damages arising from: (a) any breach of any representation or warranty made by the Purchaser in this Agreement or in any certificate delivered by the Purchaser pursuant to this Agreement, (b) any breach by the Purchaser of any covenant or obligation of the Purchaser in this Agreement, (c) any claim by any Person for brokerage or finder's fees or commissions or similar payments based upon any agreement or understanding alleged to have been made by such Person with the Purchaser (or any Person acting on its behalf) in connection with any of the transactions contemplated by this Agreement, (d) any Assumed Liabilities, or (e) the operation of the Business or the Acquired Assets, or any actions or omissions of the Purchaser, its Affiliates, agents, contractors or subcontractors in connection therewith, after the Closing.

         11.4.    Exclusive Remedy. If the Closing occurs, the remedies provided
                  ----------------
in Sections 11.2 and 11.3 will be the exclusive remedies available to the Purchaser, the Seller, and all other Indemnified Persons. Notwithstanding any provision of this Article XI or any other provision of this Agreement, any issue or matter relating to indemnification for Taxes or Damages relating thereto shall be governed solely by Section 6.5.

         11.5.   Time Limitations. If the Closing occurs, neither the Seller nor
                 ----------------
the Purchaser will have any liability (for indemnification or otherwise) with respect to any representation or warranty, or any covenant or obligation to be performed and complied with on or prior to the Closing Date, unless on or before the date that is two (2) years from the Closing Date, except for indemnity for a breach of the representations and warranties contained in sections 2.8(a), 2.11 and 2.14 in which case such period shall be seven (7) years from the Closing Date, the Purchaser or the Seller, as the case may be, notifies the other of a claim specifying the factual basis of that claim in reasonable detail to the extent then known by the person providing such notice.

         11.6.  Limitations  on Amount - the  Seller.  The  Seller  will have no
                ------------------------------------
liability (for indemnification or otherwise) with respect to the matters described in clause (a) of Section 11.2 or, to the extent relating to any failure to perform or comply prior to the Closing Date (determined without regard to any materiality qualification or exception in any representation or warranty), clause (b) of Section 11.2 until the total of all Damages with respect to such matters exceeds $100,000 and then only for the amount by which such Damages exceed $100,000; provided, however, this Section 11.6 will not apply to any intentional breach by the Seller of any covenant or obligation, and the Seller will be liable for all Damages with respect to such breaches; and provided further, that in no event shall the Seller's obligations under this
Article XI exceed $8,500,000.

         11.7.   Limitation on Amount- the Purchaser. The Purchaser will have no
                 -----------------------------------
liability (for indemnification or otherwise) with respect to the matters described in clause (a) of Section 11.3 or, to the extent relating to any failure to perform or comply prior to the Closing Date, clause (b) of Section
11.3 until the total of all Damages with respect to such matters exceeds $100,000, and then only for the amount by which such Damages exceeds $100,000; provided, however, that this Section 11.7 will not apply to any intentional breach by the Purchaser of any covenant or obligation, and the Purchaser will be liable for all Damages with respect to such breaches; and provided further, that in no event shall the Purchaser's obligations under this Article XI exceed $8,500,000.

         11.8.   Procedure for Indemnification - Third Party Claims.
                 --------------------------------------------------
                (a)   Promptly  after  receipt  by  an  Indemnified Person under
Section 11.2 or Section 11.3 of notice of the commencement of any Proceeding against it, such Indemnified Person will, if a claim is to be made against an indemnifying party under such Section, give notice to the indemnifying party of the commencement of such claim, but the failure to notify the indemnifying party will not relieve the indemnifying party of any liability that it may have to any Indemnified Person, except to the extent that the indemnifying party demonstrates that the defense of such action is prejudiced by the Indemnified Person's failure to give such notice.

                  (b) If any Proceeding referred to in Section 11.8(a) is brought against an Indemnified Person and it gives notice to the indemnifying party of the commencement of such Proceeding, the indemnifying party will, unless the claim involves Taxes, be entitled to participate in such Proceeding and (unless the indemnifying party is also a party to such Proceeding and the Indemnified Person determines in good faith that joint representation would be inappropriate), to assume the defense of such Proceeding. After notice from the indemnifying party to the Indemnified Person of its election to assume the defense of such Proceeding, the indemnifying party will not, as long as it diligently conducts such defense, be liable to the Indemnified Person under this
Article XI for any fees of other counsel or any other expenses with respect to the defense of such Proceeding, in each case subsequently incurred by the Indemnified Person in connection with the defense of such Proceeding, other than reasonable costs of investigation. If the indemnifying party assumes the defense of a Proceeding, (i) it will be conclusively established for purposes of this Agreement that the claims made in that Proceeding are within the scope of and subject to indemnification; (ii) no compromise or settlement of such claims may be effected by the indemnifying party without the Indemnified Person's consent unless (A) there is no finding or admission of any violation of any Law or Order or any violation of the rights of any Person and no effect on any other claims that may be made against the Indemnified Person, and (B) the sole relief provided is monetary damages that are paid in full by the indemnifying party; and (iii) the Indemnified Person will have no liability with respect to any compromise or settlement of such claims effected without its consent. If notice is given to an indemnifying party of the commencement of any Proceeding and the indemnifying party does not, within ten days after the Indemnified Person's notice is given, give notice to the Indemnified Person of its election to assume the defense of such Proceeding, the indemnifying party will be bound by any determination made in such Proceeding; provided, however, that the Indemnified

Person may not, without the written consent of the indemnifying party, consent to any compromise or settlement of the Proceeding.

         11.9.    Procedure for Indemnification - Other Claims.    A   claim for
                  ---------------------------------------------
indemnification for any matter not involving a third-party claim may be asserted by notice to the party from whom indemnification is sought.


                                   ARTICLE XII

                            MISCELLANEOUS PROVISIONS
                           --------------------------

         12.1     Amendment and Modification.  Subject to  applicable  Law, this
                  --------------------------
Agreement may be amended, modified and supplemented only by written agreement of the parties hereto.

         12.2    Waiver of Compliance; Consents. Any failure of any party hereto
                 ------------------------------
to comply with any obligation, covenant, agreement or condition herein may be waived in writing by the other parties hereto, but such waiver or failure to insist upon strict compliance with such obligation, covenant, agreement or condition shall not operate as a waiver of, or estoppel with respect to, any subsequent or other failure. Whenever this Agreement requires or permits consent by or on behalf of any party hereto, such consent shall be given in writing.

         12.3     Certain Definitions.
                  -------------------

                  "Adjustment  Statement"  shall have the  meaning  set forth in
                   ---------------------
Section 1.5(b).

                  "Affiliate"  means, with regard to any Person, (a) any Person,
                   ---------
directly or indirectly, controlled by, under common control of, or controlling such Person, (b) any Person, directly or indirectly, in which such Person holds, of record or beneficially, five percent or more of the equity or voting securities, (c) any Person that holds, of record or beneficially, five percent or more of the equity or voting securities of such Person, (d) any Person that, through Contract, relationship or otherwise, exerts a substantial influence on the management of such Person's affairs, (e) any Person that, through Contract, relationship or otherwise, is influenced substantially in the management of their affairs by such Person, or (f) any director, officer, partner or individual holding a similar position in respect of such Person.

                  "Allocation  Agreement"  shall have the  meaning  set forth in
                   ---------------------
Section 6.5(a).

                  "Assigned  Contract"  means (i) all Contracts in effect on the
                   ------------------
Closing Date relating to the purchase or sale of inventory, (ii) all Contracts listed on Schedule 1.1(d) of the Disclosure Schedule, and (iii) all Contracts in effect on the Closing Date and entered into in the ordinary course of business consistent with past practice and providing for payments by the Seller of not more than $25,000 per annum, provided that the Contracts included in Assigned Contracts pursuant to this clause (iii) may not provide for payments by the Seller in excess of $100,000 in the aggregate; provided that notwithstanding the foregoing, "Assigned Contract" shall not include the Contracts listed on
Schedule 1.1(d)(i) of the Disclosure Schedule.

                  "Assigned   Receivables"   means  (i)  all   grower   accounts
                  -----------------------
receivable exclusively relating to the Business and secured by Liens, (ii) all other accounts receivable exclusively relating to the Business that are as of the Closing Date not past due as determined in accordance with the contract terms giving rise to such account receivable and (iii) all accounts receivable exclusively relating to the Business that are not described in the preceding clause (i) or (ii) but that are designated as Assigned Receivables pursuant to
Section 1.1.3.

                  "Authority"  means  any  federal,   state,  local  or  foreign
                   ---------
governmental, regulatory or administrative body, agency, commission, board, arbitrator or authority, any court or judicial authority, and any public, private or industry regulatory authority, whether international, national, federal, state or local.

                  "Balance  Sheet  Date"  shall have the meaning as set forth in
                   --------------------
Section 2.4.

                  "Business"  shall  have  the  meaning  as  set  forth  in  the
                   --------
Recitals.

                  "Business  Employee" means each employee who performs  service
                   -------------------
primarily in the Business as an employee of the Seller, including any employee who is absent from work by reason of vacation, approved leave of absence, short-term disability, or workers' compensation.

                   "Claim"  means any  action,  claim,  lawsuit,  demand,  suit,
                    -----
inquiry, hearing, investigation, notice of a violation, litigation, proceeding, arbitration, appeals or other dispute, whether civil, criminal, administrative or otherwise.

                  "Closing" shall have the meaning set forth in Section 9.1.
                   -------
                  "Closing Date" means the date the Closing occurs.
                   ------------
                  "Closing Date Balance  Sheet" shall have the meaning set forth
                   ---------------------------
in Section 1.5(a).

                  "Closing Date Inventory  Value" means the book value as of the
                   -----------------------------
opening of business on the Closing Date of the inventory included in the Acquired Assets, determined in accordance with GAAP applied consistently with the preparation of the Financial Statements, minus $118,000.

                  "Closing  Date Net Current  Asset  Value" means the sum of the
                   ---------------------------------------
Closing Date Inventory Value and the Closing Date Receivables Value less the Closing Date Payables Value.

                  "Closing Date  Payables  Value" means the book value as of the
                   -----------------------------
opening of business on the Closing Date of the accounts payable included in the Assumed Liabilities, determined in accordance with GAAP applied consistently with the preparation of the Financial Statements.

                  "Closing  Date  Receivables  Value" means the book value as of
                   ---------------------------------
the opening of business on the Closing Date of the accounts receivable included in the Acquired Assets, determined in accordance with GAAP applied consistently with the preparation of the Financial Statements.

                  "Code"  means the Internal  Revenue Code of 1986,  as amended,
                   ----
and the Laws thereunder.

                  "Computation"  shall  have the  meaning  set forth in  Section
                   -----------
6.5(a).

                  "Contested  Adjustments"  shall have the  meaning set forth in
                   ----------------------
Section 1.5(b).

                  "Contested Adjustment Notice" shall have the meaning set forth
                   ---------------------------
                  in Section 1.5(b).

                "Contract" means any agreement, contract, commitment, instrument
                 --------
or other binding arrangement or understanding, whether written or oral, which primarily relates to the Business.

                 "Current  Asset Value Shortfall"  means the amount,  if any, by
                  ------------------------------
which the final Closing Date Net Current Asset Value determined in accordance with Section 1.6 (if applicable) is less than the amount of the Closing Date Net Current Asset Value utilized in the determination of the amount of Purchase Price payable at Closing in accordance with Section 1.5.

                  "Current  Asset Value  Surplus"  means the amount,  if any, by
                   -----------------------------
which the Closing Date Net Current Asset Value  determined  in  accordance  with
Section 1.6 (if applicaple) exceeds the amount of the Closing Date Net Current Asset Value utilized in the determination of the amount of Purchase Price payable at Closing in accordance with Section 1.5.

                  "Damages" shall have the meaning set forth in Section 11.2.
                   -------
                  "Disclosure  Schedule" shall have the meaning  provided in the
                   --------------------
lead-in to Article II.

                  "Environmental  Claims"  means  any  and  all  administrative,
                   ----------------------
regulatory or judicial actions, suits, demands, demand letters, claims, liens, notices of noncompliance or violation, investigations or proceedings relating in any way to any Environmental Law or any permit issued under any such Environmental Law (for purposes of this definition, "Claims") including, without limitation (i) any and all of the foregoing by governmental or regulatory authorities for enforcement, cleanup, removal, response, remedial or other actions or damages pursuant to any applicable Environmental Law and (ii) any and all of the foregoing, by any third party seeking damages, contribution, indemnification, cost recovery, compensation or injunctive relief resulting from Hazardous Materials or arising from alleged injury or threat of injury to health, safety or the environment.

                  "Environmental Law" means any Law, Order, settlement agreement
                   -----------------
or Authority requirement, which relates to or otherwise imposes liability or standards of conduct concerning mining or reclamation of mined land, discharges, emissions, releases or threatened releases of noises, odors or any pollutants, contaminants or hazardous or toxic wastes, substances or materials, whether as matter or energy, into ambient air, water, or land, or otherwise relating to the manufacture, processing, generation, distribution, use, treatment, storage, disposal, cleanup, transport or handling of pollutants, contaminants, or hazardous wastes, substances or materials, including (but not limited to and as may be amended) the Comprehensive Environmental Response, Compensation and

Liability Act, the Superfund Amendments and Reauthorization Act of 1986, as amended, the Hazardous Material Transportation Act, the Resource Conservation and Recovery Act of 1976, as amended, the Toxic Substances Control Act, as amended, the Federal Water Pollution Control Act, the Clean Water Act, the Clean Air Act, the Occupational Safety and Health Act, any so-called "Superlien" law, all as now or hereafter amended or supplemented, and the Laws promulgated thereunder, and any other similar Federal, state or local statutes.

                  "Environmental Permit" means Permits, certificates, approvals,
                  ---------------------
licenses and other authorizations relating to or required by Environmental Law and necessary or desirable for the Business.

                  "ERISA" means the Employee  Retirement  Income Security Act of
                   -----
1974 or any successor law, and regulations and rules issued pursuant to the Act or any successor law.

                  "ERISA Affiliate" means any trade or business,  whether or not
                   ---------------
incorporated, that together with the Seller would be deemed a "single employer" within the meaning of Section 4001(b)(i) of ERISA.

                  "Excluded  Receivables" means all accounts receivable relating
                   ---------------------
exclusively to the Business that are not Assigned Receivables.

                  "Financial  Statements" shall have the meaning as set forth in
                   ---------------------
Section 2.4.

                  "GAAP"  means  generally   accepted   accounting   principles,
                   ----
consistently applied, as in existence at the date hereof.

                  "Guarantee" means any guarantee or other contingent  liability
                   ---------
(other than any endorsement for collection or deposit in the ordinary course of business), direct or indirect with respect to any obligations of another Person, through an agreement or otherwise, including, without limitation, (a) any endorsement or discount with recourse or undertaking substantially equivalent to or having economic effect similar to a guarantee in respect of any such obligations and (b) any Contract (i) to purchase, or to advance or supply funds for the payment or purchase of, any such obligations, (ii) to purchase, sell or lease property, products, materials or supplies, or transportation or services, in respect of enabling such other Person to pay any such obligation or to assure the owner thereof against loss regardless of the delivery or nondelivery of the property, products, materials or supplies or transportation or services or (iii) to make any loan, advance or capital contribution to or other investment in, or to otherwise provide funds to or for, such other Person in respect of enabling such Person to satisfy an obligation (including any liability for a dividend, stock liquidation payment or expense) or to assure a minimum equity, working capital or other balance sheet condition in respect of any such obligation.

                  "Hazardous  Materials"  means (i) any  petroleum  or petroleum
                   --------------------
products, radioactive materials, asbestos in any form that is or could become friable, urea formaldehyde foam insulation, transformers or other equipment that contain dielectric fluid containing levels of polychlorinated biphenyls, and radon gas; (ii) any chemicals, materials or substances defined as or included in the definition of "hazardous substances," "hazardous wastes," "hazardous materials," "extremely hazardous wastes," "restricted hazardous wastes," "toxic substances," "toxic pollutants," or words of similar import, under any applicable Environmental Law; and (iii) any other chemical, material or substance, exposure to which is prohibited, limited or regulated by any governmental authority.

                  "Improvements"  shall  have the  meaning  set forth in Section
                   ------------
2.14(c).

                  "Income  Tax" means any Tax on or  determined  by reference to
                   -----------
gross or net income and all interest, fines and penalties imposed with respect to any such Tax.

                  "Indebtedness" with respect to any Person means any obligation
                   ------------
of such Person for borrowed money, but in any event shall include (a) any obligation or liabilities incurred for all or any part of the purchase price of property or other assets or for the cost of property or other assets constructed or of improvements thereto, other than accounts payable included in current liabilities and incurred in respect of property purchased in the ordinary course of business, (whether or not such Person has assumed or become liable for the payment of such obligation) (whether accrued, absolute, contingent, unliquidated or otherwise, known or unknown, whether due or to become due), (b) the face amount of all letters of credit issued for the account of such Person and all drafts drawn thereunder, (c) capitalized lease obligations, and (d) all Guarantees of such Person.

                  "Indemnified  Persons"  shall  have the  meaning  set forth in
                   --------------------
Section 11.3.

                  "Independent  Accountant"  shall have the meaning set forth in
                   -----------------------
Section 1.6(b).

                  "Knowledge"  means, with respect to a particular fact or other
                   ---------
matter, actual awareness of such fact or other matter on the part of one of the individuals named in Section 12.2(a) of the Disclosure Schedule.

                  "Law" means,  as to any Person,  any foreign or United  States
                   ---
federal, state or local law, statute, code, ordinance, regulation, order, writ, injunction, decision, directive, judgment or decree (or judicial or administrative interpretations thereof having the force of law which are not subject to appeal or challenge) applicable to such Person and to the businesses and assets thereof.

                  "Liability  Policies"  means  insurance  Contracts or policies
                   -------------------
applicable to the Seller and the Subsidiaries including workers' compensation, general liability, property or other insurance policy that relate to liability or excess liability insurance including the name of the insurer, the types, dates and amounts of coverages, and any material coverage exclusions.

                  "License  Agreement"  means  that  certain  license  agreement
                  --------------------
entered into by the Seller and the Purchaser pursuant to Sections 4.5 and 5.3 hereof, by which the Seller grants the Purchaser certain trademark rights.

                  "Lien" means any security interest,  lien,  mortgage,  pledge,
                  ------
hypothecation, encumbrance, Claim, easement, charge, restriction on transfer or otherwise, or interest of another Person of any kind or nature.

                  "Material Adverse Change"  means  any  developments or changes
                   -----------------------
which would have a Material Adverse Effect.

                  "Material  Adverse Effect" means any  circumstances,  state of
                   ------------------------
facts or matters which might reasonably be expected to have a material adverse effect in respect of the Business' operations, properties, assets, condition (financial or otherwise) or results.

                  "Material  Contract"  shall  have  the  meaning  set  forth in
                   -------------------
Section 2.7.

                  "Multi-Employer  Plan"  shall  have the  meaning  set forth in
                   --------------------
Section 3(37)(A) of ERISA.

                   "Occurrence"  means any  accident,  happening  or event which
                    -----------
occurs or has occurred at any time prior to the Closing Date that is caused or allegedly caused by any hazard, defect, action or inaction including, without limitation, any failure or alleged failure to warn or any breach or alleged breach of express or implied warranties or representations with respect to a product manufactured, shipped, sold or delivered by or on behalf of the Seller which results or is alleged to have resulted in injury or death to any person or damage to or destruction of property (including damage to or destruction of the product itself) or other consequential damages, at any time.

                  "Order" means any decree, order, judgment,  injunction,  rule,
                   -----
ruling, voting right or consent of or by an Authority.

                  "Pension  Plan"  shall have the  meaning  set forth in Section
                   -------------
3(2)(A) of ERISA.

                  "Permits"   means  all   permits,   licenses,   registrations,
                   -------
certificates, Orders or approvals from any Authority or other Person (including without limitation those relating to the occupancy or use of owned or leased real property) issued to or held by the Seller primarily relating to the Business.

                  "Permitted  Liens"  means  (i) Liens for Taxes not yet due and
                   ----------------
payable, (ii) such imperfections or irregularities of title or Liens as do not materially detract from or interfere with the present use of the properties or assets subject thereto or affected thereby, otherwise impair present business operations at such properties, or do not detract from the value of such properties and assets, (iii) the rights of customers of the Business with respect to inventory or work in progress under orders or Contracts entered into by the Seller in the ordinary course of business, and (iv) Liens disclosed in
Section 12.2(b) of the Disclosure Schedule.

                  "Person" means any  corporation,  limited  liability  company,
                   -------
partnership, joint venture, organization, entity, Authority or natural person.

                  "Plan"  shall have the  meaning  set forth in Section  3(3) of
                   ----
ERISA.

                  "Policies"  means all  insurance  policies that insure (i) the
                   --------
properties, plant and equipment of the Business for loss or damage, and (ii) the Seller or its officers, directors, employees or agents against any liabilities, losses or damages (or lost profits) with respect to the Business for any reason or purpose.

                  "Pre-Closing Tax Period" means any taxable period ending on or
                   ----------------------
before the Closing Date.

                  "Proceeding" means any action,  arbitration,  audit,  hearing,
                   ----------
investigation, litigation, or suit (whether civil, criminal, administrative, investigative, or informal) commenced, brought, conducted, or heard by or before, or otherwise involving, any governmental Authority or arbitrator.

                  "Property"  means any real  property  and  improvements  owned
                   --------
(directly, indirectly, or beneficially), leased, used, operated or occupied by the Seller and/or its Subsidiaries.

                  "Proprietary   Rights"   means   all   (i)   patents,   patent
                   --------------------
applications, patent disclosures and all related continuation, continuation-in-part, divisional, reissue, reexamination, utility, model, certificate of invention and design patents, patent applications, registrations and applications for registrations, (ii) trademarks, service marks, trade dress, logos, trade names and corporate names and registrations and applications for registration thereof, (iii) copyrights and registrations and applications for registration thereof, (iv) mask works and registrations and applications for registration thereof, (v) computer software, data and documentation, (vi) trade secrets and confidential business information, whether patentable or unpatentable and whether or not reduced to practice, know-how, manufacturing and production processes and techniques, research and development information, copyrightable works, financial, marketing and business data, pricing and cost information, business and marketing plans and customer and supplier lists and information, (vii) other proprietary rights relating to any of the foregoing and
(viii) copies and tangible embodiments thereof.

                  "Purchase  Price"  shall have the meaning set forth in Section
                  ----------------
1.4.

                  "Purchaser  Indemnified  Person"  shall have the  meaning  set
                   -------------------------------
forth in Section 11.2.

                  "Puttable Receivables" means accounts receivable identified as
                   -------------------
such in accordance with Section 1.1.3.

                  "Real  Property"  shall have the  meaning set forth in Section
                   --------------
1.1(a).

                  "Seller  Indemnified  Person" shall have the meaning set forth
                   ---------------------------
in Section 11.3.

                  "Senior  Lenders"  means the lenders which are parties to that
                   ---------------
certain Credit Agreement, dated as of March 28, 2001, by and among the Seller, such lenders and the other parties listed therein.

                  "Senior  Lender Liens" means the liens granted in favor of the
                   --------------------
lenders pursuant to that certain Credit Agreement, dated as of March 28, 2001, by and among the Seller, such lenders and the other parties listed therein.

                  "Settlement  Amount  Certificate"  shall have the  meaning set
                   -------------------------------
forth in Section 1.5(b).

                  "Settlement  Date" shall have the meaning set forth in Section
                   ----------------
1.5(c).

                  "Straddle  Period"  means any taxable  period  beginning on or
                   -----------------
before the Closing Date and ending after the Closing Date.

                  "Subsidiary"  means any  Person in which the Seller has (i) an
                   ----------
ownership interest, (ii) advanced funds or provided financial accommodations to which, in each case, is secured by an ownership interest in or has an option to acquire an ownership interest in such Person.

                  "Tax  Returns"  means  federal,  state,  foreign and local Tax
                   ------------
reports, returns, information returns and other documents.

                  "Taxes" means any and all taxes,  including without limitation
                   -----
income, gross receipts, net proceeds, alternative or add-on minimum, ad valorem, value added, turnover, sales, use, property, personal property (tangible and intangible), stamp, leasing, lease, user, excise, duty, franchise, transfer, license, withholding, payroll, employment, foreign, fuel, excess profits, occupational and interest equalization, windfall profits, severance, and other taxes and governmental charges of any kind whatsoever (including interest and penalties thereon).

                  "Taxing  Authorities" means the United States Internal Revenue
                   -------------------
Service and any other federal, state, or local authority that has the right to administer, collect, impose or assess Taxes.

                  "Telmark  Lease" refers to the transfer of all rights of Fleet
                   --------------
Capital Corporation as lessor to Telmark LLC pursuant to that certain Master Lease Agreement (and any amendments thereto) entered into on June 25, 1997 by and between the Seller and Fleet Capital Corporation.

                 "Title IV Plans" means all Pension  Plans that are subject to
                  ---------------
Title IV of ERISA, 29 U.S.C. Section 1301 et seq., other than Multi-Employer Plans.

                  "Title  Company"  shall have the  meaning set forth in Section
                   ---------------
7.11.

         12.4    Notices.  All  notices,   requests,   demands  and  other
                 --------
communications required or permitted hereunder shall be in writing and shall be deemed to have been duly given when delivered by hand or mailed, first class certified mail with postage paid or by overnight receipted courier service or by facsimile (with proof of receipt):

                  (a)      If to the Seller, to:

                                   Agway Inc.
                                   333 Butternut Drive
                                   Dewitt, NY  13215
                                   Attn:  Christopher W. Fox, Esq.
                                   ----
                                   General Counsel
                                   Facsimile:  (315) 449-6253
                                   ---------
         or to such other Person or address as the Seller shall furnish by notice to the Purchaser in writing.

                  (b)      If to the Purchaser, to:

                                    Cenex Harvest States Cooperatives
                                    5500 Cenex Drive
                                    Inver Grove Heights, MN 55077
                                    Attn:  David Swenson
                                              Legal Department
                                    Facsimile: (651) 306-6932
                                    ---------

         or to such other Person or address as the Purchaser shall furnish by notice to the Seller in writing.

         12.5  Assignment. This Agreement and all of the provisions hereof shall
               ----------
be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns, but neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the parties hereto without the prior written consent of the other parties.

         12.6   Governing Law.  The Agreement  shall be governed by the internal
                -------------
laws of the State of New York as to all matters, including but not limited to matters of validity, construction, effect and performance.

         12.7  Counterparts.  This  Agreement  may be  executed  in two or  more
               ------------
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         12.8   Headings.  The article and section  headings  contained  in this
                --------
Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

         12.9   Entire Agreement;  No Third Party Beneficiaries. This Agreement,
                ----------------
including the schedules and exhibits hereto and the documents, certificates and instruments referred to herein, embodies the entire agreement and understanding of the parties hereto in respect of the transactions contemplated by this Agreement and supersedes all prior agreements, representations, warranties, promises, covenants, arrangements, communications and understandings, oral or written, express or implied, between the parties with respect to such transactions. There are no agreements, representations, warranties, promises, covenants, arrangements or understandings between the parties with respect to such transactions, other than those expressly set forth or referred to herein. Except as provided in Article XI, this Agreement is not intended to confer upon any Person other than the parties hereto and their successors and permitted assigns any rights or remedies hereunder.

         12.10   Binding  Effect. This Agreement shall not be construed so as to
                 ---------------
confer any right or benefit upon any Person other than the signatories to this Agreement and each of their respective successors and permitted assigns.

         12.11   Injunctive Relief. The parties hereto agree  that  in the event
                 -----------------
of a breach of any provision of this Agreement prior to the consummation of the Closing, the aggrieved party or parties may be without an adequate remedy at law. The parties therefore agree that in the event of a breach of any provision of this Agreement prior to the consummation of the Closing, the aggrieved party or parties may elect to institute and prosecute proceedings in any court of competent jurisdiction to enforce specific performance or to enjoin the continuing breach of such provision, as well as to obtain damages for breach of this Agreement. By seeking or obtaining any such relief, the aggrieved party shall not be precluded from seeking or obtaining any other relief to which it may be entitled.

         12.12   Delays or Omissions.  No  delay  or  omission  to  exercise any
                 -------------------
right, power or remedy accruing to any party hereto, upon any breach or default of any other party under this Agreement, shall impair any such right, power or remedy of such party nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any party hereto of any breach or default under this Agreement, or any waiver on the part of any party of any provisions or conditions of this Agreement must be made in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement or by law or otherwise afforded to any party, shall be cumulative and not alternative.

         12.13   Severability.  Unless  otherwise  provided  herein,  if  any
                 ------------
provision of this Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

         12.14    Expenses.  The Purchaser shall  bear its own  legal  fees with
                  --------
respect to this Agreement and the transactions contemplated hereby. The Seller shall bear its own legal fees with respect to this Agreement and the transactions contemplated hereby.

         The covenants contained in this Section 12.14 shall survive the termination of this Agreement.

         12.15    Waiver of Jury Trial.  EACH OF THE PARTIES  HERETO  KNOWINGLY,
                  --------------------
VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHTS IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS AGREEMENT OR ANY EXHIBIT HERETO, OR ANY COURSE OF CONDUCT, COURSE OF DEALING OR STATEMENTS (WHETHER VERBAL OR WRITTEN) RELATING TO THE FOREGOING. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE PARTIES HERETO TO ENTER INTO THIS AGREEMENT.

                                      * * *

         IN WITNESS WHEREOF, the parties hereto have made and entered into this Asset Purchase Agreement the date first hereinabove set forth.

                                   AGWAY, INC.



                                   By:  /s/ Roy Lubetkin
                                       -----------------------------------------
                                            Vice President, Agway Inc.
                                   Title: --------------------------------------


                                   CENEX HARVEST STATES COOPERATIVES



                                   By:  /s/  David Swenson
                                      ------------------------------------------

                                   Title:    Senior Vice President
                                         ---------------------------------------


                                 Schedule 1.1(h)
                                 ---------------



---------------------------------------------------------------------------------------------------------------------

                                                              Application/
                                                              Registration                        Product
      Trademarks, Trade and Domain Names                      Number
-------------------------------------------------------      -------------------     --------------------------------
-------------------------------------------------------      -------------------     --------------------------------
Backyard Banquet For Birds(R)- US                             1,690,408               Bird Food

Birdsnack(R)- Canada                                          396,081                 Bird Food

Birdsnack(R)- Ireland                                         B152561                 Bird Food

Chirp(R)- US                                                  829,193                 Wild Bird Food & Sunflower Seed

Feathered Friend(R)- Canada                                   381,569                 Bird Food

Feathered Friend(R)- United Kingdom                           B1 506 709              Bird Food

Feathered Friend(R)& Design - Canada                          381,153                 Bird Food & Bird Feeders

Finch Delight(R)- Canada                                      399,213                 Bird Food

Finch Delight(R)- United Kingdom                              B1 509 678              Bird Food

Flyers' Choice(R)- Canada                                     400,894                 Bird Food

Flyers' Choice(R)- Ireland                                    149423                  Bird Food

Flyers' Choice(R)- United Kingdom                             B1 509 680              Bird Food

Royal Hybrid(TM)                                            --------------            Hybrid Sunflower Planting Seed

Royal Wing(R)- US                                             1,597,724               Bird Food

Royal Wing(R)& Design - US                                    1,596,719               Bird Food

Sunflower  (a d/b/a of  Agway,  Inc.)
registered  in North  Dakota                                  15675700

BIRDFOOD.COM                                                                          Informational Website

WOODLAND FRIENDS                                             -------------            Block of Wildlife Food


                            ASSET PURCHASE AGREEMENT
                          BY AND BETWEEN AGWAY INC. AND
                        CENEX HARVEST STATES COOPERATIVES
                            DATED SEPTEMBER 16, 2002
--------------------------------------------------------------------------------


Displayed below is a summary of Exhibits and Disclosure Schedules that have not been filed. We will furnish supplementally a copy of any omitted Exhibit and/or Disclosure Schedule to the Commission upon request.

1.       Seller's Secretary's Certificate
         a.       Certificate of Incorporation
         b.       Bylaws
         c.       Resolutions of the Board of Directors

2.       Seller's Officer's Certificate
3.       Good Standing Certificate
4.       Bill of Sale and Assignment
5.       Legal Opinion of the Seller's Counsel, Sutherland Asbill & Brennan LLP

6.       Buyer's Secretary's Certificate
         a.       Articles of Incorporation
         b.       Bylaws
         c.       Resolutions of the Board of Directors

7.       Buyer's Officer's Certificate
8.       Good Standing Certificate
9.       Assumption Agreement
10.      Legal Opinion of the Purchaser's Counsel, David A. Kastelic
11.      License Agreement
12.      Assignment of Leases
13.      Side Letter
14.      Closing Settlement Statement
15.      Special Warranty Deeds
16.      Title Commitment
17.      Owner's Affidavit
18.      Settlement Statement
19.      Release of Real Estate Financial Statements
20.      Termination of Mortgage
21.      Notice of Release of Security Interest in Trademarks and Domain Names
22.      Release of Security Interest of Certain Pledge Indebtedness
23.      Termination of Fleet Financing Statements
24.      Termination of GECC Personal Property Financing Statements
25.      Release of Assignment of Rents
26.      Consent of the Senior Lenders of the Seller